As filed with the Securities and Exchange Commission on April 30, 2019

Registration Nos. 333-84023

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 23	☒

And

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 51	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3120 139th Ave SE, Suite 300, Bellevue, Washington 98005

(Address of Depositor’s Principal Executive Offices)

1-800-238-9671

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

General Counsel and Corporate Secretary

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300 Bellevue, Washington 98005

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on May 1, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2019

Farmers® Variable Universal Life

Flexible Premium Variable Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3120 139th Ave SE, Suite 300	P.O. Box 724208
Bellevue, Washington 98005	Atlanta, Georgia 31139
Phone: 1-800-238-9671	Phone: 1-877-376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Farmers New World Life Insurance Company or your broker dealer Farmers Financial Solutions. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling the Service Center at 1-877-376-8008, or mailing your request to P.O. Box 724208, Atlanta, Georgia 31139. Your election to receive reports in paper will apply to all funds held with Farmers New World Life Insurance Company.

This prospectus describes the Farmers® Variable Universal Life, an individual flexible premium variable life insurance policy, (the “Policy”) issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the Death Benefit Proceeds) payable on the Insured’s life if the Insured dies while the Policy is in force. The amount of life insurance, may increase or decrease, depending on the number of years the Policy is in force and the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest. You choose one of two death benefit options. This Policy is currently not being issued.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional Premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender charge is considerable.

Loans, Withdrawals and Surrender — You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the

Policy’s Death Benefit Proceeds and its Surrender Value, and increase the risk that your Policy will Lapse without value unless you pay additional Premiums. If your Policy Lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.

You choose one of two death benefit options. The death benefit will be at least the Principal Sum shown in the Policy’s specifications page, adjusted for any increases or decreases in Principal Sum, and reduced by any outstanding Loan Amount.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or to maintain this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Risk Summary” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 37 Funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 36 Subaccounts. The Subaccounts invest in the following 36 Portfolios:

❑	Calvert Variable Series, Inc.

Calvert VP SRI Mid Cap Portfolio *

❑	DWS Variable Series I – Class A Shares [1]

DWS Bond VIP

DWS Core Equity VIP

DWS CROCI® International VIP

DWS Global Small Cap VIP

❑	DWS Variable Series II – Class A Shares [1]

DWS CROCI® U.S. VIP

DWS Government & Agency Securities VIP

DWS Government Money Market VIP

DWS High Income VIP

DWS Small Mid Cap Growth VIP

❑	Dreyfus Variable Investment Fund – Service Class Shares [2]

Dreyfus Opportunistic Small Cap Portfolio

Dreyfus Quality Bond Portfolio

❑	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares [2]

❑	Fidelity® Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity® VIP Growth Portfolio

Fidelity® VIP Index 500 Portfolio

Fidelity® VIP Mid Cap Portfolio

❑	Franklin Templeton Variable Insurance Products (“VIP”) Trust – Class 2 Shares

Franklin Small-Mid Cap Growth VIP Fund

Franklin Small Cap Value VIP Fund

Templeton Developing Markets VIP Fund

❑	Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Goldman Sachs Strategic Growth Fund *

Goldman Sachs Mid Cap Value Fund *

Goldman Sachs Small Cap Equity Insights Fund

❑	Janus Aspen Series

Janus Henderson VIT Balanced Portfolio (Service Class Shares)

Janus Henderson VIT Forty Portfolio (Institutional Class Shares)

Janus Henderson VIT Enterprise Portfolio (Service Class Shares)

❑	PIMCO Variable Insurance Trust (“VIT”) – Administrative Class Shares

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) 3

PIMCO VIT Low Duration Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

PVC Equity Income Account

PVC MidCap Account

PVC SmallCap Account

PVC Principal Capital Appreciation Account

❑	Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) Portfolios – Class 2 Shares

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

1 Effective July 2, 2018, Deutsche Variable Series I and Deutsche Variable Series II became DWS Variable Series I, and DWS Variable Series II, respectively. As a result of this change, all Deutsche portfolios became DWS portfolios.

2 Effective on or about June 3, 2019, the Dreyfus Variable Investment Fund will become the BNY Mellon Variable Investment Fund. The Dreyfus Sustainable U.S. Equity Portfolio, Inc. will become BNY Mellon Sustainable U.S. Equity Portfolio, Inc. All Dreyfus named portfolios will become BNY Mellon portfolios.

3 Effective on July 30, 2018, the PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) became the PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged).

A prospectus for each of the Portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Appendix A—Guaranteed Maximum Cost of Insurance Rates	A-1
Appendix B—Table of Surrender Charge Factors	B-1

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance Policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred Cash Value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the Premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender charge that applies during the first fourteen years of the Policy.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

•

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 3%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by most of the fees and charges we assess. The Fixed Account is part of our General Account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of Premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time. You may also choose to have Premiums deducted directly from your bank account.

•

Minimum Premiums. This Policy does not provide a no-Lapse period. Paying the minimum Premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

•

Right to Examine Period. You may cancel a Policy during the “Right to Examine Period” by returning it to our Home Office. If you decide to cancel the Policy during the Right to Examine Period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all Premiums paid for the Policy. The terms of the Right to Examine Period may be different for Policy Owners over age 60 who purchased their Policy in California.

•	Policy Availability. The Policy is currently not available for sale.

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary upon the death of the Insured.

•	You must choose one of two death benefit options under the Policy.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum plus the Contract Value on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:
¡	the Principal Sum on the date of death; or
¡	the Contract Value multiplied by the applicable death benefit percentage.

•

Any Death Benefit Proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

•

Change in Death Benefit Option and Principal Sum. After the first Policy year, you may change the death benefit option or increase or decrease the Principal Sum once each Policy year if the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Principal Sum during the same Policy year unless done simultaneously). Surrender charges may apply. A change in death benefit option or Principal Sum may have tax consequences.

Surrender and Withdrawals

•

Surrender. At any time while the Policy is in force, you may submit a written request to Surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any Surrender charge, and minus any outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

•	Partial Withdrawals. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

◾	You may make only 1 withdrawal each calendar quarter.
◾	You must request at least $500.
◾	You may not request more than 75% of the Surrender Value.
◾	For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.
◾	In addition, Surrender charges may apply to the withdrawal if you have selected a level death benefit (Option B).
◾	If you select a level death benefit (Option B), the Principal Sum will be reduced by the amount of the partial withdrawal (but not by any Surrender charges or the processing fee).

Transfers

•	Each Policy year, you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account.

•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.

•

Transfers from the Fixed Account may not be for more than 25% of the unloaned value in the Fixed Account. If the balance in the Fixed Account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

Loans

•

You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account (part of our General Account). Unless you specify otherwise, the amount is withdrawn from the Subaccounts and the Fixed Account on a pro-rata basis.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as Premiums.

•	We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the Insured’s death.

•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

This Policy does not provide a no-Lapse period. You greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

Loans, withdrawals, any increase in the Principal Sum, any increase in the current charges, and/or poor investment returns, could increase your risk of Lapse.

Your Policy will enter a 61-day pre-Lapse grace period if either of the following occurs:

•

total Premiums paid (minus withdrawals, but not including Surrender charges or the processing fee) are less than the Cumulative Minimum Premiums, and the Surrender Value is not large enough to cover the Monthly Deduction when due; or

•

total Premiums paid (minus withdrawals, but not including Surrender charges or the processing fee) are greater than the Cumulative Minimum Premiums, but the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrender the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the minimum payment due.

A Policy Lapse may have adverse tax consequences.

You may reinstate a Lapsed Policy within three years after the Policy enters the grace period, if the Insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under Federal tax laws. In addition, any Section 1035 Exchange coming from a Policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a Surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a Surrender and loans taken before you reach age 59 1/2. There may also be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. You should consult a qualified tax adviser about such loans.

The Federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial withdrawals at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Cash Withdrawals

The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. Surrender charges are assessed on certain partial withdrawals. A withdrawal also may have tax consequences.

A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the Principal Sum by the amount of the withdrawal (not including the Surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 3% per year to the loan account. During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts and the interest rate charged against and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the Loan Amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly

Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

The Surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Principal Sum for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender charges may play a role in determining whether your Policy will Lapse. If you have not paid sufficient Premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy1. If the amount of a charge depends on the personal characteristics of the Insured or the Owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical Policy Owner or Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk class as the typical Insured.

The first table describes the fees and charges that you will pay when you pay Premiums, make cash withdrawals from the Policy, fully Surrender the Policy, transfer Cash Value among the Subaccounts and the Fixed Account, or increase the Principal Sum of the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Charge	Upon payment of each premium	3.5% of Premiums paid	3.5% of Premiums paid
Partial Withdrawal Charge	Upon cash withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[3]	Upon full Surrender of the Policy during first 14 Policy years	Per $1,000 of Premiums paid	Per $1,000 of Premiums paid
1. Deferred Sales Charge Component:

◆ Minimum Charge in Policy year 1[4]		$50 per $1,000	$50 per $1,000

◆ Maximum Charge in Policy year 1[5]		$75 per $1,000	$75 per $1,000

◆ Charge in Policy year 1 for an Insured younger than age 66 on the issue date		$75 per $1,000	$75 per $1,000

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender charge is equal to: (a) + (b), where (a) is the deferred sales charge component; and (b) is the administrative component. The deferred sales charge component of the Surrender charge is assessed on the sum of all Premiums paid under the Policy. The administrative component of the Surrender charge is based upon the Issue Age, gender and Premium Class of the Insured and number of full Policy years since the issue date. The Surrender charge for an Insured with an Issue Age 65 or younger is level for 5 Policy years, then declines each year until it reaches zero in Policy year 15. For Insureds with an Issue Age greater than 65, the charge begins to decline in the 4th Policy year. The Surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the Surrender charges that apply to you by contacting your agent and by referring to the Surrender charge tables in this prospectus.

[4]	The minimum deferred sales charge is based on an Insured who is older than 65 at issue.
[5]	The maximum deferred sales charge is based on an Insured who is younger than 66 at issue.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
2. Administrative Component:[6]	Upon full Surrender of the Policy, upon a decrease in Principal Sum[7], and/or upon certain partial withdrawals[8], during first 14 Policy years	Per $1,000 of Principal Sum Surrendered or decreased	Per $1,000 of Principal Sum Surrendered or decreased
◆ Minimum Charge in Policy year 1[9]		$5.32 per $1,000	$5.32 per $1,000

◆ Maximum Charge in Policy year 1[10]		$17.50 per $1,000	$17.50 per $1,000

◆ Charge during Policy years 1-5 for a Policy insuring a male, Issue Age 32, who is in a preferred or standard non-nicotine Premium Class		$5.98 per $1,000	$5.98 per $1,000
Increase in Principal Sum Charge	Upon increase in Principal Sum	$300	$1.50 per $1000 of Principal Sum increase
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$5	$5
Optional Riders with Transaction Fees:[11]
Accelerated Death Benefit Rider[12]	When a benefit is paid under this rider	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount
Accelerated Benefit Rider for Terminal Illness[13]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

[6]

The administrative component of the Surrender charge is calculated by multiplying the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum being Surrendered or decreased.

[7]

Only a decrease in the Principal Sum in effect on the issue date incurs a charge. If you decrease the Principal Sum that was in effect on the issue date, we will assess the administrative component of the Surrender charge on the amount of the decrease in the Principal Sum.

[8]

If the level death benefit (Option B) is in effect and you make a partial withdrawal during the first 14 Policy years, your Policy’s Principal Sum will be reduced by the amount of the withdrawal and we will assess the administrative component of the Surrender charge on this reduction.

[9]	The minimum charge is based on a female Insured younger than age 11.
[10]	The maximum charge is based on a male Insured in either the nicotine or non-nicotine standard class who is 66 or older at issue.
[11]

We are phasing out the availability of the Accelerated Death Benefit Rider, and replacing it with the Accelerated Benefit Rider for Terminal Illness (“ABR-TI”) as soon as the ABR-TI is approved for sale in a state.

[12]

Charges for the accelerated death benefit rider vary by the amount of death benefit that is accelerated. The charges shown may not be representative of the charges you will pay. You can obtain more information about these rider charges by contacting your agent.

[13]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Administrative Charge	Monthly on the issue date and on each Monthly Due Date	$8.00 per month	$5.00 per month
Cost of Insurance[14] (No Special Premium Class Charge or Extra Ratings)[15]	Monthly on the issue date and on each Monthly Due Date[16]	Per $1,000 of Risk Insurance Amount[17] each month	Per $1,000 of Risk Insurance Amount each month

◆ Minimum Charge[18]		$0.06 per $1,000	$0.06 per $1,000

◆ Maximum Charge[19]		$83.07 per $1,000	$41.82 per $1,000

◆ Charge for a Policy insuring a male, Issue Age 32, in the standard non-nicotine Premium Class, in Policy year 4		$0.15 per $1,000	$0.15 per $1,000
Monthly Special Premium Class Charge[20]	Monthly on the issue date and on each Monthly Due Date	Factor multiplied by Cost of Insurance Charge	Factor multiplied by Cost of Insurance Charge

◆ Minimum Charge		1	1

◆ Maximum Charge		5	5

◆ Charge for an Insured in a preferred or standard Premium Class (not in a Special Premium Class)		1	1

[14]

Cost of insurance charges are based on the Insured’s Issue Age, sex, and Premium Class, the Risk Insurance Amount and the number of months since the issue date. The cost of insurance charge rate you pay increases annually with the age of the Insured. The current cost of insurance rates generally increase significantly on the earlier of the 21st Policy year or the Insured’s age 80. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[15]

Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[16]	The cost of insurance charge is assessed until the Insured attains age 100.
[17]

The Risk Insurance Amount equals the death benefit on a Monthly Due Date, minus the Contract Value at the end of the Business Day preceding the Monthly Due Date, plus all other charges that are due on the Monthly Due Date.

[18]	The minimum guaranteed charge is based on a female Insured, Attained Age 10. The minimum current charge is based on a female Insured, Issue Age 5 in Policy year 6.
[19]	This maximum charge is based on a male non-smoker Insured, Attained Age 99. This maximum charge will be higher for a Policy if it has a special Premium Class rating and/or a flat extra monthly charge.
[20]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy’s specifications page. The monthly special Premium Class charge shown in the table may not be representative of any charge you may pay. If a monthly special Premium Class charge applies to your Policy, the charge will be shown on the Policy’s specifications page. You can obtain more information about the charge by contacting your agent.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Flat Extra Monthly Charge[21]	Monthly on the issue date and on each monthly due date	Per $1,000 of Risk Insurance Amount each month	Per $1,000 of Risk Insurance Amount each month

◆ Minimum Charge		$0 per $1,000	$0 per $1,000

◆ Maximum Charge		$1,000 per $1,000	$25.00 per $1,000

◆ Charge for an Insured in a standard Premium Class		$0 per $1,000	$0 per $1,000
Mortality and Expense Risk Charge	Daily	0.90% (on an annual basis) of daily net assets in each Subaccount in which you are invested	0.90% (on an annual basis) of daily net assets in each Subaccount in which you are invested
Loan Interest Spread[22]	At the end of each Policy year	5.0% annually of amount in the loan account during the first 14 Policy years	1.5% annually of amount in loan account during the first 14 Policy years
Optional Riders with Periodic Charges:[23]
Accidental Death Benefit Rider[23]	Monthly on the issue date and on each Monthly Due Date	Per $1,000 of rider Principal Sum	Per $1,000 of rider Principal Sum

◆ Minimum Charge[24]		$0.09 per $1,000	$0.04 per $1,000

◆ Maximum Charge[25]		$0.38 per $1,000	$0.34 per $1,000

◆ Charge for an Insured at Attained Age 36		$0.09 per $1,000	$0.06 per $1,000

[21]

A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. Any flat extra charge will be shown on the Policy’s specifications page. The flat extra monthly charge shown in the table may not be representative of any charge you may pay. You can obtain more information about the charge by contacting your agent.

[22]

During the first 14 Policy years, the loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.5%, guaranteed not to exceed 8.00%, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3%, guaranteed to be no lower than 3%, annually). After the 14th Policy year, the maximum loan interest rate we charge and the minimum loan interest we credit is 3%, compounded annually, so that the loan interest spread is 0%.

[23]

Charges for the Accidental Death Benefit rider, the Monthly Disability Benefit rider (when available), and Disability Waiver rider vary with the age of the Insured. Charges for the Additional Insured Term rider are based on the Additional Insured’s age, sex and Premium Class and generally increase annually with the age of the Additional Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is based on any Insured at Attained Age 13.
[25]

The maximum charge is based on an Insured at Attained Age 69 whose occupation and/or avocations at issue lead the Company to believe the Insured’s risk of accidental death is roughly double that of a typical Insured.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Monthly Disability Benefit Rider[23,26]	Monthly on issue date and on each month due date	Charge assessed each month per $100 of monthly benefit	Charge assessed each month per $100 of monthly benefit

◆ Minimum Charge[27]		$6 per month per $100 of monthly benefit	$4 per month per $100 of monthly benefit

◆ Maximum Charge[28]		$40 per month per $100 of monthly benefit	$30 per month per $100 of monthly benefit

◆ Charge at the Insured’s Attained Age 35		$7 per month per $100 of monthly benefit	$4.50 per month per $100 of monthly benefit
Disability Waiver Rider[23,26]	Monthly on the issue date and on each Monthly Due Date	Charge assessed as a percentage of all other monthly charges	Charge assessed as a percentage of all other monthly charges

◆ Minimum Charge[27]		6%	4%

◆ Maximum Charge[28]		40%	30%

◆ Charge at the Insured’s Attained Age 34		7%	4.5%
Children’s Term Rider	Monthly on issue date and on each Monthly Due Date	$0.87 per $1,000 of Children’s Term Rider amount	$0.78 per $1,000 of Children’s Term Rider amount
Additional Insured Term Rider[23]	Monthly on issue date and on each Monthly Due Date	Per $1,000 of Additional Insured Term Rider amount	Per $1,000 of Additional Insured Term Rider amount

◆ Minimum Charge[29]		$0.09 per $1,000	$0.09 per $1,000

◆ Maximum Charge[30]		$4.35 per $1,000	$4.10 per $1,000

◆ Charge for a rider where the Additional Insured is a female, Issue Age 31, in the preferred non-nicotine Premium Class, in Policy year 8		$0.16 per $1,000	$0.11 per $1,000

[26]

The Monthly Disability Benefit rider charge and the disability waiver rider charge depend on the Insured’s Attained Age and generally increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. Effective August 7, 2015, the Monthly Disability Benefit rider was no longer available and could not be added to a Policy; Monthly Disability Benefit riders that were in force as of August 7, 2015 were not affected. You can obtain more information about these rider charges by contacting your agent.

[27]	The minimum charge is for an Insured at Attained Age 21.
[28]

The maximum charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the Insured’s risk of disability is roughly double that of a typical Insured.

[29]	The minimum charge is for an additional Insured in the female preferred non-nicotine class, Issue Age 21, in the first Policy year.
[30]

The maximum charge is at Attained Age 69 for a male smoker additional Insured whose rider was issued at his age 45 or younger. This maximum charge will be higher for a Policy with special Premium Class ratings and/or flat extra monthly charges.

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2018. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio’s fees and expenses in the prospectus for each Portfolio.

Range of Annual Operating Expenses for the Portfolios During 20181

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.46%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the Fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2018. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see “Distribution of the Policies.”

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005. We are obligated to pay all benefits under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account may not be available in all states.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the Federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a Fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a Fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or loss of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisers that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy.

While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual Fund.

Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the DWS Government Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Government Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Subaccounts Closed to New Investors

Three Subaccounts, which invest in the following Portfolios, are closed to new investors:

Portfolio	Fund	Effective Date
Calvert VP SRI Mid Cap Portfolio	Calvert Variable Series, Inc.	September 1, 2008
Goldman Sachs Strategic Growth Fund	Goldman Sachs Variable Insurance Trust	September 1, 2008
Goldman Sachs Mid Cap Value Fund	Goldman Sachs Variable Insurance Trust	May 1, 2006

If you purchased your Contract before the effective date shown in the table above, and had Contract Value allocated to an affected Subaccount on the effective date, you may:

(1)	remain invested in the affected Subaccount;
(2)	continue to allocate new premium to the affected Subaccount; and
(3)	transfer into and out of the affected Subaccount.

However, if and when you fully transfer out of an affected Subaccount, you will not be permitted to allocate new premium to that Subaccount or to transfer Contract Value into or out of that Subaccount.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of the risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus. You should read the prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Calvert VP SRI Mid Cap Portfolio *	The fund seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth. Calvert Research and Management (“CRM” or the “Adviser”) is the investment adviser to the fund.
DWS Bond VIP (Series I) (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management. DWS Investment Management Americas Inc. is the investment adviser for the fund.
DWS CROCI® U.S. VIP (Series II) (Class A Shares)	The fund seeks to achieve a high rate of total return. DWS Investment Management Americas, Inc. is the investment adviser for the fund.
DWS Global Small Cap VIP (Series I) (Class A Shares)	The fund seeks above-average capital appreciation over the long term. DWS Investment Management Americas, Inc. is the investment adviser for the fund.
DWS Government & Agency Securities VIP (Series II) (Class A Shares)	The fund seeks high current income consistent with preservation of capital. DWS Investment Management Americas, Inc. is the investment adviser for the fund.
DWS Core Equity VIP (Series I) (Class A Shares)	The fund seeks long-term growth of capital, current income and growth of income. DWS Investment Management Americas, Inc. is the investment adviser for the fund.

Portfolio	Investment Objective and Investment Adviser
DWS High Income VIP (Series II) (Class A Shares)	The fund seeks to provide a high level of current income. DWS Investment Management Americas, Inc. is the investment adviser for the fund.
DWS CROCI® International VIP (Series I) (Class A Shares)	The fund seeks long-term growth of capital. DWS Investment Management Americas, Inc. is the investment adviser for the fund.
DWS Government Money Market VIP (Series II) (Class A Share Class)	The fund seeks maximum current income to the extent consistent with stability of principal. DWS Investment Management Americas, Inc. is the investment adviser for the fund.
DWS Small Mid Cap Growth VIP (Series II) (Class A Shares)	The fund seeks long-term capital appreciation. DWS Investment Management Americas, Inc. is the investment adviser for the fund.
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class Shares)	The fund seeks capital growth. The Dreyfus Corporation (Dreyfus) is the investment adviser for the fund.
Dreyfus VIF Quality Bond Portfolio (Service Class Shares)	The fund seeks to maximize total return, consisting of capital appreciation and current income. Dreyfus is the investment adviser for the fund.
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Service Class Shares)	The fund seeks long-term capital appreciation. Dreyfus is the fund’s investment advisor. Newton, an affiliate of Dreyfus, is the sub-adviser.
Fidelity® VIP Growth Portfolio (Service Class Shares)	The fund seeks to achieve capital appreciation. FMR (the Adviser) is the fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity® VIP Index 500 Portfolio (Service Class Shares )	The fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. Fidelity Management & Research Company (FMR) (the Adviser) is the fund’s manager. Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.
Fidelity® VIP Mid Cap Portfolio (Service Class Shares)	The fund seeks long-term growth of capital. Fidelity Management & Research Company (FMR) is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as subadvisers for the fund.
Franklin Small Cap Value VIP Fund (Class 2 Shares)	The fund seeks long-term total return. Franklin Mutual Advisers, LLC is the investment adviser for the fund.
Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)	The fund seeks long-term capital growth. Franklin Advisers, Inc. is the investment adviser for the fund.
Goldman Sachs VIT Strategic Growth Fund (Institutional Class Shares) *	The fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the investment adviser for the fund (the “Investment Adviser” or “GSAM”).
Goldman Sachs VIT Mid Cap Value Fund (Institutional Class Shares) *	The fund seeks long-term capital appreciation. Goldman Sachs Asset Management, L.P. is the investment adviser for the fund (the “Investment Adviser” or “GSAM”).
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class Shares)	The fund seeks long-term growth of capital. Goldman Sachs Asset Management, L.P. is the investment adviser for the fund (the “Investment Adviser” or “GSAM”).
Janus Henderson VIT Balanced Portfolio (Service Class Shares)	The fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Janus Capital Management LLC is the investment adviser for the fund.
Janus Henderson VIT Forty Portfolio (Institutional Class Shares)	The fund seeks long-term growth of capital. Janus Capital Management LLC is the investment adviser for the fund.
Janus Henderson VIT Enterprise Portfolio (Service Class Shares)	The fund seeks long-term growth of capital. Janus Capital Management LLC is the investment adviser for the fund.

Portfolio	Investment Objective and Investment Adviser
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. PIMCO is the investment adviser for the fund.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management. PIMCO is the investment adviser for the fund.
Principal PVC Equity Income Account (Class 2 Shares)	The Account seeks to provide current income and long-term growth of income and capital. Principal Global Investors, LLC is the investment adviser for the fund.
Principal PVC MidCap Account (Class 2 Shares)	The Account seeks to long-term growth of capital. The investment adviser is Principal Global Investors, LLC.
Principal SAM Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide as high a level of total return (consisting of reinvestment income and capital appreciation), as is consistent with reasonable risk. Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Conservative Balanced Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), as is consistent with a moderate degree of principal risk. Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Conservative Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Flexible Income Portfolio (Class 2 Shares)	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). Principal Global Investors, LLC is the investment adviser for the fund.
Principal SAM Strategic Growth Portfolio (Class 2 Shares)	The Portfolio seeks to provide long-term capital appreciation. Principal Global Investors, LLC is the investment adviser for the fund.
PVC SmallCap Account (Class 2 Shares)	The Account seeks long-term growth of capital. Principal Global Investors, LLC is the investment adviser for the fund.
Principal PVC Capital Appreciation Account (Class 2 Shares)	The Account seeks to provide long-term growth of capital. Principal Global Investors, LLC is the investment adviser for the fund.
Templeton Developing Markets VIP Fund (Class 2 Shares)	The fund seeks long-term capital appreciation. Templeton Asset Management Ltd. is the investment adviser for the fund.

*	The Subaccount that invests in this Portfolio is closed to new investors. Please see “Subaccounts Closed to New Investors.”

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance Policy Owners and those given by variable annuity contract Owners.

If a Fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance Policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined Fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses of the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.00% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
DWS	0.25%	Goldman Sachs	0.00%
Dreyfus	0.25%	Janus	0.25%
Fidelity®	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*

Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment.

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy Owners advising you of the action and the reasons we took such action.

The Policy

Purchasing a Policy

Please note that we are no longer offering the Policies for sale. This “Purchasing a Policy” section is included in the prospectus for your information.

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control (for example, because of the failure of a registered representative to forward the application to us or our Service Center promptly, or because of delays in determining whether the Policy is suitable for you). Any such delays will affect when your Policy can be issued and your premium is allocated among the investment choices you have selected.

Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Principal Sum (death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Principal Sum for the preferred Premium Class is $150,000, and $50,000 for all others. The maximum Issue Age for Insureds in the preferred underwriting class is age 75, and for all other Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, sex and Premium Class of the Insured and the amount of the Principal Sum. We currently require a minimum Initial Premium as shown on your Policy’s specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender charge on your old policy. There will be a new Surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Insurance Rider with temporary insurance coverage in the amount applied for (excluding Accidental Death Benefit) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date full insurance coverage becomes effective;
•

The date the proposed Insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date the proposed Insured or the Owner signs a request to cancel the application or rejects the Policy.

Full Insurance Coverage. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the Percent of Premium Factor) to the Fixed Account until the Reallocation Date, and we will begin to deduct Monthly Deductions from your Contract Value. See “Allocating Premiums.”

Backdating. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating may result in higher Surrender charges if the Deferred Sales Charge or Administrative Components are based on certain lower age brackets. (See “Surrender Charge.”) For a backdated Policy, Monthly Deductions, including cost of insurance charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the Record Date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right to Examine Period)

You may cancel a Policy during the “Right to Examine Period” by returning it to our Home Office. In most states, the Right-to-Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right to Examine Period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all Premiums paid for the Policy.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right to Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right to Examine Period by returning it to our Home Office at Bellevue, Washington or to the agent who sold you the Policy.

During the 30 day Right to Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all

Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right to Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right to Examine Period has expired, we will impose a Surrender charge on the transaction.

State Variations

This prospectus provides you with important information about Farmers Variable Life. However, we will also issue you a Policy, which is a separate document from this prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the endorsements and riders attached to your Policy) for the provisions that apply in your state. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features and policy charges from this Policy. For more information about the other policies, please contact our Service Center or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no successor Owner is named, then ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the death benefit when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.
Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one beneficiary, then each beneficiary shares equally in any Death Benefit Proceeds unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner’s estate once the Insured dies.

•  You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Proceeds will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy	• You may assign Policy rights while the Insured is alive.
• The Owner retains any ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See “Federal Tax Considerations.”

Modifying the Policy

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 110);
•	the date the Insured dies;
•	the end of the grace period without a sufficient payment; or
•	the date you Surrender the Policy.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the premium indicated on your Policy’s specification page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums after the Insured reaches Attained Age 100.

We multiply each premium by the Percent of Premium Factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you make your planned Premiums on schedule, your Policy may Lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the Monthly Deduction. See “Policy Risks,” “Policy Lapse.”

Electronic Payments or Billing. If you authorize electronic payment of your Premiums from your bank account, or if you ask to be billed for your planned Premiums, the total amount of Premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 110), or the date when either (1) the Insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to Surrender the Policy.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess Premiums in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

The full Initial Premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the minimum premium. Paying the minimum Premiums will not necessarily keep your Policy in force. It is likely that additional Premiums may be necessary to keep the Policy in force to maturity.

The initial minimum premium for two alternative payment modes (for example, annual and monthly) is shown on your Policy’s specifications page. The minimum premium depends on a number of factors including the age, sex, and Premium Class of the proposed Insured, and the Principal Sum.

The minimum premium will change if:

•	you increase or decrease the Principal Sum;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial withdrawal when you have elected the level death benefit option (Option B); or
•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

If your Surrender Value (that is, the Contract Value, minus the Surrender charge, and minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy) becomes zero or less, and if the total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are less than the Cumulative Minimum Premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premium is the sum of all past monthly-mode minimum Premiums since the issue date.

But if the total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are greater than the Cumulative Minimum Premiums, then your Policy will enter a grace period only if your Contract Value (minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy), is too low to pay the entire Monthly Deduction when due.

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount or the Fixed Account you select.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

On the issue date, we will allocate your premium(s) received, times the Percent of Premium Factor, minus the Monthly Deduction(s), to the Fixed Account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the Fixed Account on the Business Day it is received at the Service Center. We also allocate any Premiums we receive from the issue date to the Reallocation Date (the Record Date, plus the number of days in your state’s Right to Examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the other Subaccounts (at the unit value next determined) and the Fixed Account in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

•  varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account and the Fixed Account;
• is determined on the issue date and on each Business Day;
• on the issue date, equals the Initial Premium times the Percent of Premium Factor, less the Monthly Deduction; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the initial units purchased at the unit value on the issue date; plus
• units purchased with additional Premiums net of the Percent of Premium Factor; plus
• units purchased via transfers from another Subaccount or the Fixed Account; minus
• units redeemed to pay a pro-rata share of the Monthly Deductions; minus
• units redeemed to pay for partial withdrawals and any applicable Surrender charges; minus
• units redeemed as part of a transfer to another Subaccount, the loan account or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that Subaccount at the end of the Valuation Period.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the issue date, the Fixed Account Value is equal to the Premiums paid multiplied by the Percent of Premium Factor, less the first Monthly Deduction.

The Fixed Account Value at the end of any Valuation Period equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•  the portion of the premium(s), multiplied by the Percent of Premium Factor, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such Premiums were received to the date of calculation; plus

• any amounts transferred to the Fixed Account since the preceding Business Day; plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the Fixed Account to the Subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation and any processing fee; minus

•  the amount of any partial withdrawals and any applicable Surrender charges deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each withdrawal to the date of calculation; minus

• a pro-rata share of the Monthly Deduction, on each Business Day when a Monthly Deduction is due.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The loan account value at the end of any Valuation Period equals:	• the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•  the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis if sufficient Funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, we apply a Percent of Premium Factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. The 3.5% of each premium that we retain is the sum of 1.25%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the issue date and on the Business Day nearest each Monthly Due Date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus

•	The cost of insurance charge for the Policy; plus

•	The special premium factor applied to the cost of insurance for a special Premium Class, if any; plus

•	Extra charges for a special Premium Class, if any; plus

•	The charges for any riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Principal Sum, the Contract Value, the Insured’s Issue Age, sex, and Premium Class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st Policy year or age 80.

The cost of insurance charge is equal to the cost of insurance rate at the Insured’s Attained Age, times the number of thousands of Risk Insurance Amount.

The Risk Insurance Amount is:

1.	The current death benefit; minus
2.	The Contract Value at the end of the Business Day preceding the Monthly Due Date; plus
3.	The monthly administrative charge for the month that begins on the Monthly Due Date; plus
4.	Any charges for riders for the month that begins on the Monthly Due Date.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the sex, Attained Age and Premium Class of the Insured. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates that are shown in Appendix A or your Policy’s specification page.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks. The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy’s specification page) times a special Premium Class rating factor shown on your Policy’s specification page.

We calculate the cost of insurance separately for the initial Principal Sum and for any increase in Principal Sum. If you request and we approve an increase in your Policy’s Principal Sum, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

Monthly Special Premium Class Charge. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special Premium Class rating factor shown on your Policy’s specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the Monthly Deduction and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy’s specification page will show you the amount of this charge.

Flat Extra Monthly Charge for Policies in a Special Premium Class. We may deduct an additional flat extra monthly charge as part of the Monthly Deduction if the Insured is in a special Premium Class. This compensates us for additional costs we anticipate from Policies in a special Premium Class. The charge, if any, will be shown on your Policy’s specifications page.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. Please contact your agent for additional information.

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate of 0.90%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender charge if, during the first 14 Policy years, you:

•	fully Surrender the Policy,
•	take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B), or
•	you decrease the Principal Sum that was in effect at the time of issue.

In the case of a full Surrender, we pay the remaining Contract Value (less any Surrender charge and any outstanding Loan Amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the Subaccounts and the Fixed Account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any Surrender charge.

The Surrender charge may be significant. You should carefully calculate this charge before you request a Surrender. Under some circumstances the level of Surrender charges might result in no Contract Value available if you Surrender your Policy during the period when Surrender charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

The Deferred Sales Charge Component is calculated by:

1.	find the sum of all Premiums that have been paid to the Policy (do not deduct amounts withdrawn or the Percent of Premium Factor);
2.	multiply this sum by 0.075 if the Insured’s Issue Age was 65 or younger, or by 0.050 if the Insured’s Issue Age was 66 or older;
3.	multiply the result by the appropriate number on this table:

Policy Year:	1-3	4	5	6	7	8	9	10	11	12	13	14	15 or more
Issue ages 0-65	1.00	1.00	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.10	0.00
Issue ages 66 and older	1.00	0.90	0.80	0.70	0.60	0.50	0.40	0.30	0.20	0.15	0.10	0.05	0.00

The Administrative Component is calculated by:

1.	the appropriate Surrender charge factor from the tables in Appendix B for the Insured’s age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has Lapsed and been reinstated) (the tables vary by sex and Premium Class); multiplied by
2.	the number of thousands of Principal Sum on the issue date; minus
3.	any reductions in Principal Sum for which a Surrender charge has already been imposed.

Surrender Charge on a Decrease in Principal Sum. If you decrease the Principal Sum that was in effect on the issue date, we will assess the administrative component of the Surrender charge. To determine the Surrender charge for a decrease in Principal Sum: multiply the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum at the time of issue that are now being decreased. Only a reduction in the original Principal Sum amount (as of the issue date) incurs a Surrender charge.

Surrender Charge for a Partial Withdrawal. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a Surrender charge from your Contract Value. The Surrender charge on a withdrawal is equal to the appropriate Surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the Principal Sum (on the issue date) is reduced by the withdrawal, minus any reductions in the original Principal Sum for which we have already imposed a Surrender charge.

An example of calculating the Surrender charge follows:

This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The Principal Sum is $200,000 and the Issue Age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

The total Surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

The Administrative Component is calculated by multiplying the number of thousands of Principal Sum by the appropriate factor from the Surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

The total Surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total Surrender charge is therefore $420 + $988 = $1,408.

Partial Withdrawal Processing Fee. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.
•	Transfers we affect on the Reallocation Date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do not count as transfers for the purpose of assessing this charge.

Loan Charges

•

During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2018, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.64% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a withdrawal or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We charge $5 for each additional annual report you request.
•	We charge $1.50 per $1,000 for each increase in Principal Sum (this charge cannot exceed $300 per increase).
•	Any riders attached to the Policy will have their own charges.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will pay the Death Benefit Proceeds once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Proceeds to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Proceeds to the Owner or the Owner’s estate. We will pay the Death Benefit Proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see “Payment Options” in the SAI.

Death benefit proceeds equal:	• the death benefit (described below); minus
• any past due Monthly Deductions; minus
• any outstanding Policy loan on the date of death; minus
• any interest you owe on the Policy loan(s); plus
• any additional benefits payable under the terms of any riders attached to the Policy.

If all or a part of the Death Benefit Proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law.

We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances. See “Our Right to Contest the Policy,” “Misstatement of Age or Sex,” and “Suicide Exclusion” in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Principal Sum” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

The variable death benefit under Option A is the greater of:	• the Principal Sum plus the Contract Value (determined as of the end of the Valuation Period during which the Insured dies); or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• the Principal Sum on the date of death; or
• the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

Under Option B, your death benefit generally equals the Principal Sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Principal Sum, and that there are no outstanding loans. Under Option A, a Policy with a Principal Sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Principal Sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no withdrawals or decreases in Principal Sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 Principal Sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Principal Sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or change the Principal Sum (but not both, unless done simultaneously) once each Policy year.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge.”) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

After any change in death benefit option, the total Surrender charge for the Policy will continue to be based on the Principal Sum on the issue date on which Surrender charges have not already been imposed.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Withdrawals on the Death Benefit

If you have selected the variable death benefit (Option A), a withdrawal will not affect the Principal Sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the Principal Sum by the amount of the withdrawal (not including Surrender charges or the processing fee). The reduction in Principal Sum will be subject to the terms of the Changing the Principal Sum section below.

Changing the Principal Sum

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Principal Sum. After the first Policy year, you may change the Principal Sum subject to the conditions described below. You may either change the Principal Sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Principal Sum could increase the death benefit. Decreasing the Principal Sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Principal Sum prior to the change.

Changing the Principal Sum could affect the subsequent level of death benefit we pay and your Policy values. An increase in the Principal Sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Principal Sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Principal Sum may have other tax consequences. You should consult a tax adviser before changing the Principal Sum.

Increases

•

You may increase the Principal Sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including but not limited to the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

•	You can increase the Principal Sum at any time after the first Policy year and before the Insured’s Attained Age 80.
•	The minimum increase is $10,000.
•

We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, unless you give us different instructions.

•	If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional Premiums before the increase in Principal Sum will become effective.
•	Increasing the Principal Sum will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Principal Sum, but not below the minimum Principal Sum amount shown on your Policy’s specifications page.
•	You must submit a written request to decrease the Principal Sum. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.
•	Any decrease will first be used to:

1.	reduce the most recent increase; then

2.	the next most recent increases in succession; and then
3.	the Principal Sum on the issue date (subject to a Surrender charge).

•

If you decrease the Principal Sum that was in effect on the issue date, we will assess the Administrative Component of the Surrender charge. To determine the Surrender charge for a decrease in Principal Sum, multiply the appropriate Surrender charge factor from the tables in Appendix B by the number of thousands of Principal Sum (as of the issue date) that are now being decreased. Only a reduction in the original Principal Sum amount (as of the issue date) incurs a Surrender charge. Surrender charges will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, unless you give us different instructions.

•

A decrease in Principal Sum may require that a portion of a Policy’s Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Principal Sum may also cause your Policy to become an MEC under federal tax law and receive less favorable tax treatment than other life insurance policies. See “Tax Treatment of Policy Benefits, Modified Endowment Contracts.”

•	Decreasing the Principal Sum will reduce your Policy’s minimum premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the Monthly Deduction. See the Fee Table in this Prospectus. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

•	waiver of Monthly Deductions due to the Insured’s total disability
•	term insurance on the Insured’s dependent children
•	payment of an accidental death benefit if the Insured’s death was caused by accidental bodily injury
•	term insurance on additional Insureds
•	automatic increases in Principal Sum
•	accelerated payment of a portion of the death benefit in the event the Insured develops a terminal illness
•	monthly disability benefit to the Fixed Account if the Insured is totally disabled

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Surrender and Withdrawals

Surrender

You may make a written request to Surrender your Policy for its Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you Surrender your Policy.

The Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus
•	any Surrender charge as of such date; minus
•	any outstanding Policy loans; minus
•	any interest you owe on the Policy loans.

Surrender conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• You should send your written request to the Service Center.
• The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the date when we receive your written request.
• You will incur a Surrender charge if you Surrender the Policy during the first 14 Policy years. See “Charges and Deductions.”
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See “Federal Tax Considerations.”

Partial Withdrawals

After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See “Federal Tax Considerations.”

Withdrawal conditions:	• You must make your partial withdrawal request in writing.
• Your written partial withdrawal request must contain your signature.
• You should send your written request to the Service Center.
• You may make only one partial withdrawal each calendar quarter.
• You must request at least $500.
• You cannot withdraw more than 75% of the Surrender Value without Surrendering the Policy.

•  You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•  We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee and Surrender charge.
• We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Withdrawals. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

Surrender Charge for Partial Withdrawals. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a Surrender charge from your Contract Value. The Surrender charge on a withdrawal is equal to the appropriate Surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the Principal Sum on the issue date is reduced by the withdrawal, minus any reductions in the original Principal Sum for which we have already imposed a Surrender charge.

If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the Principal Sum by the amount of the withdrawal (but not by any Surrender charges or the processing fee). See “Changing the Principal Sum – Decreases.” We will not allow any withdrawal to reduce the Principal Sum below the minimum Principal Sum set forth in the Policy.

Income taxes, tax penalties and certain restrictions may apply to any withdrawals you make.

When We Will Make Payments

We usually pay the amounts of any Surrender, withdrawal, Death Benefit Proceeds, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC permits, by an order, the postponement for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a Surrender, withdrawals, Death Benefit Proceeds, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, a Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any Surrender, withdrawal, Death Benefit Proceeds, loans or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from the Subaccounts (subject to the “Policies and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.

•

For Fixed Account transfers, you may not transfer more than 25% of the unloaned value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the Reallocation Date and transfers resulting from loans are not treated as transfers for the purpose of the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policies, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in an underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S.Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the following Subaccounts in excess of $50,000 per Policy, per day:
¡	DWS Global Small Cap VIP;
¡	DWS CROCI® International VIP; and
¡	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by the provisions of your Policy. As a result, to the extent the provisions of your Policy limit our actions, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts Funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Asset Allocation Models

Asset allocation allows you to allocate your investments among various asset classes – such as stock Funds, international Funds, bond Funds, and money market Funds – depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee favorable investment results.

Effective on September 1, 2008, the asset allocation model program was discontinued. Asset allocation models are no longer available for your use with any future allocations or revisions to your allocations. Please note that we may decide to offer an asset allocation model program again in the future.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions:

•  You may take a loan against the Policy for amounts up to the Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus loan interest you would have to pay by the next Policy anniversary date.

•  To secure the loan, we transfer an amount equal to the loan from the Variable Account and Fixed Account to the loan account, which is a part of our General Account. If your loan application does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•  We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See “Surrenders and Withdrawals – When We Will Make Payments.”

•  We charge you interest on your loan. During the first fourteen Policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

•  You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayments” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Variable Account according to your current premium allocation instructions.
• We deduct any unpaid Loan Amount and any interest you owe, from the Surrender Value and from the Death Benefit Proceeds payable on the Insured’s death.

•  If any unpaid Loan Amount plus any interest you owe equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See “Policy Lapse.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Loan Amounts (including any interest you owe) from the proceeds payable upon the death of the Insured and from the Surrender Value. Repaying the loan causes the Death Benefit Proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. A Policy loan may also have possible adverse tax consequences. See “Federal Income Tax Considerations.” In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

•

Your Policy’s Surrender Value becomes zero, and total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are less than the Cumulative Minimum Premiums required under the Policy; or

•

The total Premiums you have paid, minus withdrawals (not including Surrender charges and processing fees), are greater than the Cumulative Minimum Premiums, but the Contract Value, minus outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, is too low to pay the entire Monthly Deduction when due.

Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. Market performance alone will not be deemed to constitute a sufficient payment. A premium payment is required. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

1.	the Surrender Value must exceed zero, after deducting all due and unpaid Monthly Deductions; or
2.	total Premiums paid minus withdrawals (not including Surrender charges and processing fees) must exceed Cumulative Minimum Premiums, and the Contract Value, minus any outstanding Loan Amount and any interest you would owe if you Surrendered the Policy, must exceed zero, after deducting all due and unpaid Monthly Deductions.

If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

Reinstatement

We will consider reinstating a Lapsed Policy within three years after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	pay the unpaid Monthly Deductions due during the last expired grace period;
•	pay premium sufficient to keep the Policy in force for three months after the date of reinstatement; and
•	repay the entire Policy Loan Amount (including any interest you owed) that existed at the date of termination of coverage.

You must also provide evidence of insurability if any of the following apply to you:

•	your Policy Lapsed more than a year ago;
•	your Policy is rated;
•	your Policy’s face amount is over $500,000;
•	the Insured has gained or lost a significant amount of weight since your initial application;
•	there has been a significant change in the Insured’s medical condition since your initial application;
•	the Insured is employed in an occupation we consider hazardous; or
•	the Insured participates in activities we consider hazardous.

We will not reinstate any indebtedness unless required by state law. Your Contract Value on the reinstatement date will equal the Premiums paid at reinstatement, less the Policy loan repayment, times the Percent of Premium Factor, minus all unpaid Monthly Deductions due during the last expired grace period, minus an additional Monthly Deduction due at the time of reinstatement. The Surrender charges will still apply and will be calculated based on the original issue date of the Policy. The reinstatement date for your Policy will be the Monthly Due Date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date, except that the suicide provision will not apply after age 100.

We will not consider your request for reinstatement unless you have paid sufficient Premiums and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in our Reinstatement Suspense Account. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been Surrendered for the Surrender Value.

Federal Tax Considerations

The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, and particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable lifetime income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from a Modified Endowment Contract “MEC”. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/ 2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under Section 7702, or its status as not a MEC under Section 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor]

You should consult a tax adviser if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could result in a very large tax liability for you. The tax liability might be much larger than the Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business use of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy. In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affects the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of Federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of Ownership at death nor had given up Ownership within three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cut and Jobs Act of 2017, increased the federal estate, gift and generation-skipping transfer tax exemption amounts to $11,200,000 for individuals and $22,400,000 for married couples respectively beginning in 2018. These exemption amounts are scheduled to increase with inflation each year until 2025. On January 1, 2026, the exemption amounts are scheduled to revert to the 2017 levels, adjusted for inflation.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax adviser.

Accelerated Death Benefit. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit Rider are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”) for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions).

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of Premiums up to a target premium set by Farmers (we may pay additional amounts) and 4.74% of premium in excess of the target premium in the first year. In renewal years two through ten, the commission is not expected to exceed 6.6% of Premiums paid up to the target premium each year and 4.74% of Premiums in excess of the target premium. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. On average, cash production incentive bonuses equate to 12% of first year Premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation items. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars, and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives or payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements, please call or write to us at the Service Center.

Table of Contents for the SAI

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit Value

An accounting unit used to calculate the variable account value. It is a measure of the net investment results of each of the variable Subaccounts.

Attained Age

The Insured’s age on the issue date plus the number of years completed since the issue date.

Beneficiary

The beneficiary is the person or persons named to receive the proceeds at the insured’s death. The beneficiary is as named in the application or as changed by the owner’s signed request while the insured is living.

Business Day/Valuation Day

Each day on which the New York Stock Exchange (“NYSE”) is open for business. Farmers New World Life Insurance Company is open to administer the policy on each day that NYSE is open for regular trading. When we use the term “Business Day” in this statement of additional information, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Value

The Contract Value minus any applicable Surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account plus the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

If the insured dies while the Policy is in force, we will pay the proceeds to the beneficiary on receipt of due proof of death. The amount payable is: 1) the death benefit then in effect; less 2) any monthly deductions due and unpaid at the date of death; less 3) any loans and accrued loan interest; plus 4) the amounts to be paid under the terms of any attached riders.

Fixed Account

An account that is part of our general account, and is not part of or dependent on the investment performance of the variable account.

Fixed Account Value

The portion of the contract value allocated to the fixed account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the Funds that are listed on the front page of the Prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The Initial Premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by the Policy.

Issue Age

The Insured’s age as of the last birthday before the issue date.

Issue Date

The effective date for coverage. Policy months, years, and anniversaries are measured from the issue date. The initial premium (times the percent of premium factor) is allocated to the fixed account on the issue date. The first monthly deduction occurs on the issue date. The entire contract value remains allocated to the fixed account until the reallocation date.

Lapse

If the surrender value becomes zero, the policy will enter a 61-day grace period unless cumulative premiums less withdrawals exceed cumulative minimum premiums. If cumulative premiums less withdrawals exceed cumulative minimum premiums, the policy will enter the 61-day grace period when the contract value minus any outstanding policy loan and accrued loan interest is insufficient to pay the entire monthly deduction due. At the end of the grace period the policy will terminate without value unless a premium payment or loan repayment is made and is sufficient to cause either one of the following conditions: 1) The surrender value exceeds zero, after deducting all due and unpaid monthly deductions; or 2) Both of the following occur: a) cumulative premiums less withdrawals exceed cumulative minimum premiums; and b) the contract value minus any outstanding policy loan and accrued loan interest exceeds zero, after deducting all due and unpaid monthly deductions.

Loan Amount

While the Policy is in force, you may make a loan for all or part of the loan value. You must assign the Policy to us as sole security. An amount equal to the loan will be transferred from the Subaccounts and the fixed account to the loan account. The loan account is part of our general account. If allocation instructions are not specified in your loan request, the loan will be withdrawn from the Subaccounts and the fixed account on a pro-rata basis.

Maturity Date

The Maturity Date of the Policy is the Policy anniversary when the Insured’s Attained Age is 110. The maturity date is shown on the Policy Specifications page. If the Policy is in force on the Maturity Date we will send you the Surrender Value and all coverage will end.

Monthly Deduction

The amount deducted from the contract value each month to pay for the insurance coverage. This includes the monthly cost of insurance charge and any monthly administration charge. The monthly deduction for the policy and the riders are separate deductions. The first monthly deduction occurs on the issue date.

Monthly Due Date

The day of each month on which policy charges are determined and deducted. The monthly due date is shown on the Policy Specification page.

NYSE

The New York Stock Exchange

Percent of Premium Factor

The factor multiplied by all premium payments to determine the amount of premium credited to the contract value. This factor is shown on the Policy Specifications page.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in the Prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The amount of initial death benefit shown on the Policy Specifications page. You may increase or decrease the principal sum, subject to certain conditions. The actual death benefit proceeds paid may be more or less than the principal sum.

Reallocation Date

The date the contract value in the fixed account is allocated to the Subaccounts and to the fixed account based on the premium payment allocation percentages specified in the application. The reallocation date is the record date plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy on our books as an in force policy.

Right to Examine Period

You may cancel the Policy at any time within 10 days after you receive it be delivering or mailing it to our Home Office. This shall void the Policy from the beginning and the parties shall be in the same positions as if no Policy had been issued. We will refund the greater of all premiums you paid for the Policy or the contract value on the date we receive the returned Policy at our Home Office.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll free at 1-877-376-8008.

Subaccount

A division of the variable account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Surrender

To cancel the Policy by signed request from the owner.

Surrender Value

The cash value minus any outstanding policy loan and accrued loan interest.

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The interval of time commencing at the close of normal trading on the New York Stock Exchange on one valuation day and ending at the close of normal trading on the New York Stock Exchange on the next succeeding valuation day.

Variable Account

The variable account is named on the Policy Specifications page. The variable account is not part of our general account. The variable account has subaccounts, each of which is invested in a corresponding portfolio of a designated mutual fund.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Male Non-Nicotine (Issue Ages 21-80)*
Per $1000 of Risk Insurance Amount
Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate	Attained Age	Cost of Insurance Rate

21	0.13788	35	0.14370	49	0.39205	62	1.35058	75	5.13652	88	16.39051

22	0.13539	36	0.15117	50	0.42611	63	1.50009	76	5.66811	89	17.59988

23	0.13207	37	0.16114	51	0.46514	64	1.66621	77	6.22379	90	18.85909

24	0.12875	38	0.17194	52	0.51000	65	1.84812	78	6.80688	91	20.19721

25	0.12459	39	0.18357	53	0.56150	66	2.04497	79	7.43566	92	21.66408

26	0.12210	40	0.19769	54	0.61881	67	2.25096	80	8.13005	93	23.40255

27	0.12044	41	0.21264	55	0.68276	68	2.48520	81	8.90834	94	25.73492

28	0.11961	42	0.22842	56	0.75254	69	2.73937	82	9.78630	95	29.22599

29	0.11961	43	0.24586	57	0.82646	70	3.02676	83	10.75978	96	34.96802

30	0.12044	44	0.26497	58	0.90869	71	3.35485	84	11.80967	97	44.93622

31	0.12293	45	0.28656	59	1.00089	72	3.73361	85	12.91190	98	61.89321

32	0.12625	46	0.30982	60	1.10389	73	4.16221	86	14.05233	99	83.06141

33	0.13124	47	0.33474	61	1.21851	74	4.63317	87	15.21353	100-109	0.00000

34	0.13705	48	0.36215

*	Different rates apply for male nicotine users, all females, and all juveniles (Issue Ages 0-20).

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special Premium Class rating factor shown on the Policy Specifications page.

The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

A-1

Appendix B—Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

21	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

22	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

23	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

24	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

25	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

26	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

27	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

28	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

29	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

30	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

31	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00

32	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00

33	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00

34	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00

35	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00

36	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00

37	6.32	6.32	6.32	6.32	6.32	5.68	5.05	4.42	3.79	3.16	2.53	1.89	1.26	0.63	0.00	0.00

38	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00

39	6.52	6.52	6.52	6.52	6.52	5.87	5.22	4.56	3.91	3.26	2.61	1.96	1.30	0.65	0.00	0.00

40	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00

41	6.76	6.76	6.76	6.76	6.76	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68	0.00	0.00

42	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00

43	6.99	6.99	6.99	6.99	6.99	6.29	5.59	4.89	4.19	3.50	2.80	2.10	1.40	0.70	0.00	0.00

44	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00

45	7.30	7.30	7.30	7.30	7.30	6.57	5.84	5.11	4.38	3.65	2.92	2.19	1.46	0.73	0.00	0.00

46	7.46	7.46	7.46	7.46	7.46	6.72	5.97	5.23	4.48	3.73	2.99	2.24	1.49	0.75	0.00	0.00

47	7.67	7.67	7.67	7.67	7.67	6.90	6.13	5.37	4.60	3.83	3.07	2.30	1.53	0.77	0.00	0.00

48	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00

49	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00

50	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00

51	8.65	8.65	8.65	8.65	8.65	7.78	6.92	6.05	5.19	4.32	3.46	2.59	1.73	0.86	0.00	0.00

52	8.95	8.95	8.95	8.95	8.95	8.05	7.16	6.26	5.37	4.47	3.58	2.68	1.79	0.89	0.00	0.00

53	9.29	9.29	9.29	9.29	9.29	8.36	7.43	6.50	5.57	4.64	3.71	2.79	1.86	0.93	0.00	0.00

54	9.62	9.62	9.62	9.62	9.62	8.66	7.70	6.74	5.77	4.81	3.85	2.89	1.92	0.96	0.00	0.00

55	10.06	10.06	10.06	10.06	10.06	9.06	8.05	7.04	6.04	5.03	4.03	3.02	2.01	1.01	0.00	0.00

56	10.47	10.47	10.47	10.47	10.47	9.42	8.37	7.33	6.28	5.23	4.19	3.14	2.09	1.05	0.00	0.00

57	10.91	10.91	10.91	10.91	10.91	9.82	8.72	7.63	6.54	5.45	4.36	3.27	2.18	1.09	0.00	0.00

58	11.41	11.41	11.41	11.41	11.41	10.27	9.13	7.99	6.85	5.71	4.57	3.42	2.28	1.14	0.00	0.00

59	11.99	11.99	11.99	11.99	11.99	10.79	9.59	8.39	7.19	5.99	4.79	3.60	2.40	1.20	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

60	12.56	12.56	12.56	12.56	12.56	11.30	10.05	8.79	7.54	6.28	5.02	3.77	2.51	1.26	0.00	0.00

61	13.17	13.17	13.17	13.17	13.17	11.85	10.53	9.22	7.90	6.58	5.27	3.95	2.63	1.32	0.00	0.00

62	13.88	13.88	13.88	13.88	13.88	12.49	11.10	9.71	8.33	6.94	5.55	4.16	2.78	1.39	0.00	0.00

63	14.62	14.62	14.62	14.62	14.62	13.16	11.70	10.23	8.77	7.31	5.85	4.39	2.92	1.46	0.00	0.00

64	15.43	15.43	15.43	15.43	15.43	13.89	12.34	10.80	9.26	7.71	6.17	4.63	3.09	1.54	0.00	0.00

65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

21	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

22	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

23	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

24	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

25	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

26	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

27	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

28	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

29	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

30	5.74	5.74	5.74	5.74	5.74	5.17	4.59	4.02	3.45	2.87	2.30	1.72	1.15	0.57	0.00	0.00

31	5.78	5.78	5.78	5.78	5.78	5.20	4.62	4.04	3.47	2.89	2.31	1.73	1.16	0.58	0.00	0.00

32	5.81	5.81	5.81	5.81	5.81	5.23	4.65	4.07	3.49	2.91	2.32	1.74	1.16	0.58	0.00	0.00

33	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

34	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00

35	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

36	5.98	5.98	5.98	5.98	5.98	5.38	4.78	4.19	3.59	2.99	2.39	1.79	1.20	0.60	0.00	0.00

37	6.08	6.08	6.08	6.08	6.08	5.47	4.86	4.26	3.65	3.04	2.43	1.82	1.22	0.61	0.00	0.00

38	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00

39	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00

40	6.28	6.28	6.28	6.28	6.28	5.66	5.03	4.40	3.77	3.14	2.51	1.89	1.26	0.63	0.00	0.00

41	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00

42	6.42	6.42	6.42	6.42	6.42	5.78	5.13	4.49	3.85	3.21	2.57	1.93	1.28	0.64	0.00	0.00

43	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00

44	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00

45	6.69	6.69	6.69	6.69	6.69	6.02	5.35	4.68	4.01	3.34	2.68	2.01	1.34	0.67	0.00	0.00

46	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00

47	6.92	6.92	6.92	6.92	6.92	6.23	5.54	4.85	4.15	3.46	2.77	2.08	1.38	0.69	0.00	0.00

48	7.09	7.09	7.09	7.09	7.09	6.38	5.67	4.97	4.26	3.55	2.84	2.13	1.42	0.71	0.00	0.00

49	7.19	7.19	7.19	7.19	7.19	6.47	5.76	5.04	4.32	3.60	2.88	2.16	1.44	0.72	0.00	0.00

50	7.36	7.36	7.36	7.36	7.36	6.63	5.89	5.15	4.42	3.68	2.95	2.21	1.47	0.74	0.00	0.00

51	7.53	7.53	7.53	7.53	7.53	6.78	6.02	5.27	4.52	3.77	3.01	2.26	1.51	0.75	0.00	0.00

52	7.70	7.70	7.70	7.70	7.70	6.93	6.16	5.39	4.62	3.85	3.08	2.31	1.54	0.77	0.00	0.00

53	7.90	7.90	7.90	7.90	7.90	7.11	6.32	5.53	4.74	3.95	3.16	2.37	1.58	0.79	0.00	0.00

54	8.14	8.14	8.14	8.14	8.14	7.33	6.51	5.70	4.88	4.07	3.26	2.44	1.63	0.81	0.00	0.00

55	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00

56	8.58	8.58	8.58	8.58	8.58	7.72	6.86	6.01	5.15	4.29	3.43	2.57	1.72	0.86	0.00	0.00

57	8.88	8.88	8.88	8.88	8.88	7.99	7.10	6.22	5.33	4.44	3.55	2.66	1.78	0.89	0.00	0.00

58	9.12	9.12	9.12	9.12	9.12	8.21	7.29	6.38	5.47	4.56	3.65	2.74	1.82	0.91	0.00	0.00

59	9.46	9.46	9.46	9.46	9.46	8.51	7.56	6.62	5.67	4.73	3.78	2.84	1.89	0.95	0.00	0.00

60	9.79	9.79	9.79	9.79	9.79	8.81	7.83	6.86	5.88	4.90	3.92	2.94	1.96	0.98	0.00	0.00

61	10.10	10.10	10.10	10.10	10.10	9.09	8.08	7.07	6.06	5.05	4.04	3.03	2.02	1.01	0.00	0.00

62	10.40	10.40	10.40	10.40	10.40	9.36	8.32	7.28	6.24	5.20	4.16	3.12	2.08	1.04	0.00	0.00

63	10.77	10.77	10.77	10.77	10.77	9.69	8.62	7.54	6.46	5.39	4.31	3.23	2.15	1.08	0.00	0.00

64	11.14	11.14	11.14	11.14	11.14	10.03	8.91	7.80	6.69	5.57	4.46	3.34	2.23	1.11	0.00	0.00

65	11.58	11.58	11.58	11.58	11.58	10.42	9.26	8.11	6.95	5.79	4.63	3.47	2.32	1.16	0.00	0.00

66	12.91	12.91	12.91	11.62	10.33	9.04	7.75	6.46	5.16	3.87	2.58	1.94	1.29	0.65	0.00	0.00

67	13.66	13.66	13.66	12.30	10.93	9.56	8.20	6.83	5.46	4.10	2.73	2.05	1.37	0.68	0.00	0.00

68	14.41	14.41	14.41	12.97	11.53	10.09	8.65	7.21	5.76	4.32	2.88	2.16	1.44	0.72	0.00	0.00

69	15.28	15.28	15.28	13.75	12.22	10.69	9.17	7.64	6.11	4.58	3.06	2.29	1.53	0.76	0.00	0.00

70	16.21	16.21	16.21	14.59	12.97	11.35	9.73	8.11	6.48	4.86	3.24	2.43	1.62	0.81	0.00	0.00

71	17.41	17.41	17.41	15.67	13.93	12.19	10.45	8.71	6.96	5.22	3.48	2.61	1.74	0.87	0.00	0.00

72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Preferred & Standard)
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

0	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

1	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

2	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

3	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

4	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

5	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

6	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

7	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

8	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

9	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

10	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

11	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00

12	5.43	5.43	5.43	5.43	5.43	4.89	4.34	3.80	3.26	2.71	2.17	1.63	1.09	0.54	0.00	0.00

13	5.50	5.50	5.50	5.50	5.50	4.95	4.40	3.85	3.30	2.75	2.20	1.65	1.10	0.55	0.00	0.00

14	5.56	5.56	5.56	5.56	5.56	5.01	4.45	3.89	3.34	2.78	2.23	1.67	1.11	0.56	0.00	0.00

15	5.84	5.84	5.84	5.84	5.84	5.26	4.68	4.09	3.51	2.92	2.34	1.75	1.17	0.58	0.00	0.00

16	5.88	5.88	5.88	5.88	5.88	5.29	4.70	4.12	3.53	2.94	2.35	1.76	1.18	0.59	0.00	0.00

17	5.90	5.90	5.90	5.90	5.90	5.31	4.72	4.13	3.54	2.95	2.36	1.77	1.18	0.59	0.00	0.00

18	5.93	5.93	5.93	5.93	5.93	5.34	4.75	4.15	3.56	2.97	2.37	1.78	1.19	0.59	0.00	0.00

19	5.96	5.96	5.96	5.96	5.96	5.36	4.76	4.17	3.57	2.98	2.38	1.79	1.19	0.60	0.00	0.00

20	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00

21	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00

22	6.05	6.05	6.05	6.05	6.05	5.44	4.84	4.23	3.63	3.02	2.42	1.81	1.21	0.60	0.00	0.00

23	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00

24	6.10	6.10	6.10	6.10	6.10	5.49	4.88	4.27	3.66	3.05	2.44	1.83	1.22	0.61	0.00	0.00

25	6.13	6.13	6.13	6.13	6.13	5.51	4.90	4.29	3.68	3.06	2.45	1.84	1.23	0.61	0.00	0.00

26	6.15	6.15	6.15	6.15	6.15	5.53	4.92	4.30	3.69	3.07	2.46	1.84	1.23	0.61	0.00	0.00

27	6.18	6.18	6.18	6.18	6.18	5.56	4.94	4.33	3.71	3.09	2.47	1.85	1.24	0.62	0.00	0.00

28	6.20	6.20	6.20	6.20	6.20	5.58	4.96	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00

29	6.24	6.24	6.24	6.24	6.24	5.61	4.99	4.37	3.74	3.12	2.50	1.87	1.25	0.62	0.00	0.00

30	6.26	6.26	6.26	6.26	6.26	5.63	5.01	4.38	3.76	3.13	2.50	1.88	1.25	0.63	0.00	0.00

31	6.40	6.40	6.40	6.40	6.40	5.76	5.12	4.48	3.84	3.20	2.56	1.92	1.28	0.64	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

32	6.53	6.53	6.53	6.53	6.53	5.88	5.22	4.57	3.92	3.27	2.61	1.96	1.31	0.65	0.00	0.00

33	6.62	6.62	6.62	6.62	6.62	5.96	5.30	4.63	3.97	3.31	2.65	1.99	1.32	0.66	0.00	0.00

34	6.82	6.82	6.82	6.82	6.82	6.14	5.46	4.78	4.09	3.41	2.73	2.05	1.36	0.68	0.00	0.00

35	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00

36	7.18	7.18	7.18	7.18	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72	0.00	0.00

37	7.28	7.28	7.28	7.28	7.28	6.56	5.83	5.10	4.37	3.64	2.91	2.19	1.46	0.73	0.00	0.00

38	7.51	7.51	7.51	7.51	7.51	6.76	6.01	5.26	4.51	3.75	3.00	2.25	1.50	0.75	0.00	0.00

39	7.73	7.73	7.73	7.73	7.73	6.96	6.19	5.41	4.64	3.87	3.09	2.32	1.55	0.77	0.00	0.00

40	7.97	7.97	7.97	7.97	7.97	7.17	6.38	5.58	4.78	3.99	3.19	2.39	1.59	0.80	0.00	0.00

41	8.27	8.27	8.27	8.27	8.27	7.45	6.62	5.79	4.96	4.14	3.31	2.48	1.65	0.83	0.00	0.00

42	8.47	8.47	8.47	8.47	8.47	7.62	6.77	5.93	5.08	4.23	3.39	2.54	1.69	0.85	0.00	0.00

43	8.85	8.85	8.85	8.85	8.85	7.96	7.08	6.19	5.31	4.42	3.54	2.65	1.77	0.88	0.00	0.00

44	9.19	9.19	9.19	9.19	9.19	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92	0.00	0.00

45	9.59	9.59	9.59	9.59	9.59	8.63	7.67	6.71	5.75	4.80	3.84	2.88	1.92	0.96	0.00	0.00

46	9.85	9.85	9.85	9.85	9.85	8.86	7.88	6.89	5.91	4.92	3.94	2.95	1.97	0.98	0.00	0.00

47	10.15	10.15	10.15	10.15	10.15	9.14	8.12	7.11	6.09	5.08	4.06	3.05	2.03	1.02	0.00	0.00

48	10.46	10.46	10.46	10.46	10.46	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00	0.00

49	10.86	10.86	10.86	10.86	10.86	9.77	8.69	7.60	6.52	5.43	4.34	3.26	2.17	1.09	0.00	0.00

50	11.19	11.19	11.19	11.19	11.19	10.07	8.95	7.83	6.71	5.59	4.48	3.36	2.24	1.12	0.00	0.00

51	11.56	11.56	11.56	11.56	11.56	10.40	9.25	8.09	6.94	5.78	4.62	3.47	2.31	1.16	0.00	0.00

52	11.98	11.98	11.98	11.98	11.98	10.78	9.58	8.38	7.19	5.99	4.79	3.59	2.40	1.20	0.00	0.00

53	12.43	12.43	12.43	12.43	12.43	11.18	9.94	8.70	7.46	6.21	4.97	3.73	2.49	1.24	0.00	0.00

54	12.86	12.86	12.86	12.86	12.86	11.58	10.29	9.01	7.72	6.43	5.15	3.86	2.57	1.29	0.00	0.00

55	13.44	13.44	13.44	13.44	13.44	12.09	10.75	9.41	8.06	6.72	5.38	4.03	2.69	1.34	0.00	0.00

56	13.93	13.93	13.93	13.93	13.93	12.54	11.15	9.75	8.36	6.97	5.57	4.18	2.79	1.39	0.00	0.00

57	14.45	14.45	14.45	14.45	14.45	13.01	11.56	10.12	8.67	7.23	5.78	4.34	2.89	1.45	0.00	0.00

58	15.04	15.04	15.04	15.04	15.04	13.54	12.03	10.53	9.03	7.52	6.02	4.51	3.01	1.50	0.00	0.00

59	15.71	15.71	15.71	15.71	15.71	14.14	12.57	11.00	9.43	7.86	6.28	4.71	3.14	1.57	0.00	0.00

60	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

61	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

62	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

63	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

64	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

65	16.25	16.25	16.25	16.25	16.25	14.63	13.00	11.38	9.75	8.13	6.50	4.88	3.25	1.63	0.00	0.00

66	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

67	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

68	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

69	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

0	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

1	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

2	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

3	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

4	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

5	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

6	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

7	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

8	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

9	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

10	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

11	5.32	5.32	5.32	5.32	5.32	4.78	4.25	3.72	3.19	2.66	2.13	1.59	1.06	0.53	0.00	0.00

12	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

13	5.36	5.36	5.36	5.36	5.36	4.82	4.29	3.75	3.22	2.68	2.14	1.61	1.07	0.54	0.00	0.00

14	5.38	5.38	5.38	5.38	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54	0.00	0.00

15	5.61	5.61	5.61	5.61	5.61	5.05	4.49	3.93	3.37	2.80	2.24	1.68	1.12	0.56	0.00	0.00

16	5.63	5.63	5.63	5.63	5.63	5.07	4.50	3.94	3.38	2.82	2.25	1.69	1.13	0.56	0.00	0.00

17	5.69	5.69	5.69	5.69	5.69	5.12	4.55	3.98	3.41	2.84	2.27	1.71	1.14	0.57	0.00	0.00

18	5.71	5.71	5.71	5.71	5.71	5.14	4.57	4.00	3.43	2.85	2.28	1.71	1.14	0.57	0.00	0.00

19	5.77	5.77	5.77	5.77	5.77	5.19	4.61	4.04	3.46	2.88	2.31	1.73	1.15	0.58	0.00	0.00

20	5.79	5.79	5.79	5.79	5.79	5.21	4.63	4.05	3.47	2.89	2.32	1.74	1.16	0.58	0.00	0.00

21	5.89	5.89	5.89	5.89	5.89	5.30	4.71	4.12	3.53	2.94	2.36	1.77	1.18	0.59	0.00	0.00

22	5.91	5.91	5.91	5.91	5.91	5.32	4.73	4.14	3.55	2.96	2.36	1.77	1.18	0.59	0.00	0.00

23	5.95	5.95	5.95	5.95	5.95	5.35	4.76	4.16	3.57	2.97	2.38	1.78	1.19	0.59	0.00	0.00

24	5.97	5.97	5.97	5.97	5.97	5.37	4.77	4.18	3.58	2.98	2.39	1.79	1.19	0.60	0.00	0.00

25	5.99	5.99	5.99	5.99	5.99	5.39	4.79	4.19	3.59	3.00	2.40	1.80	1.20	0.60	0.00	0.00

26	6.01	6.01	6.01	6.01	6.01	5.41	4.81	4.21	3.61	3.01	2.41	1.80	1.20	0.60	0.00	0.00

27	6.04	6.04	6.04	6.04	6.04	5.43	4.83	4.22	3.62	3.02	2.41	1.81	1.21	0.60	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

28	6.07	6.07	6.07	6.07	6.07	5.46	4.86	4.25	3.64	3.03	2.43	1.82	1.21	0.61	0.00	0.00

29	6.09	6.09	6.09	6.09	6.09	5.48	4.87	4.26	3.65	3.05	2.44	1.83	1.22	0.61	0.00	0.00

30	6.11	6.11	6.11	6.11	6.11	5.50	4.89	4.28	3.67	3.06	2.45	1.83	1.22	0.61	0.00	0.00

31	6.19	6.19	6.19	6.19	6.19	5.57	4.95	4.34	3.72	3.10	2.48	1.86	1.24	0.62	0.00	0.00

32	6.27	6.27	6.27	6.27	6.27	5.64	5.02	4.39	3.76	3.14	2.51	1.88	1.25	0.63	0.00	0.00

33	6.35	6.35	6.35	6.35	6.35	5.72	5.08	4.45	3.81	3.18	2.54	1.91	1.27	0.64	0.00	0.00

34	6.49	6.49	6.49	6.49	6.49	5.84	5.19	4.54	3.89	3.24	2.59	1.95	1.30	0.65	0.00	0.00

35	6.58	6.58	6.58	6.58	6.58	5.92	5.26	4.60	3.95	3.29	2.63	1.97	1.32	0.66	0.00	0.00

36	6.67	6.67	6.67	6.67	6.67	6.00	5.33	4.67	4.00	3.33	2.67	2.00	1.33	0.67	0.00	0.00

37	6.87	6.87	6.87	6.87	6.87	6.18	5.49	4.81	4.12	3.43	2.75	2.06	1.37	0.69	0.00	0.00

38	6.97	6.97	6.97	6.97	6.97	6.27	5.58	4.88	4.18	3.48	2.79	2.09	1.39	0.70	0.00	0.00

39	7.13	7.13	7.13	7.13	7.13	6.41	5.70	4.99	4.28	3.56	2.85	2.14	1.43	0.71	0.00	0.00

40	7.35	7.35	7.35	7.35	7.35	6.62	5.88	5.15	4.41	3.68	2.94	2.21	1.47	0.74	0.00	0.00

41	7.52	7.52	7.52	7.52	7.52	6.77	6.02	5.26	4.51	3.76	3.01	2.26	1.50	0.75	0.00	0.00

42	7.69	7.69	7.69	7.69	7.69	6.92	6.15	5.38	4.61	3.84	3.08	2.31	1.54	0.77	0.00	0.00

43	7.87	7.87	7.87	7.87	7.87	7.08	6.30	5.51	4.72	3.93	3.15	2.36	1.57	0.79	0.00	0.00

44	8.18	8.18	8.18	8.18	8.18	7.37	6.55	5.73	4.91	4.09	3.27	2.46	1.64	0.82	0.00	0.00

45	8.38	8.38	8.38	8.38	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84	0.00	0.00

46	8.59	8.59	8.59	8.59	8.59	7.73	6.87	6.01	5.15	4.29	3.44	2.58	1.72	0.86	0.00	0.00

47	8.72	8.72	8.72	8.72	8.72	7.85	6.98	6.11	5.23	4.36	3.49	2.62	1.74	0.87	0.00	0.00

48	8.97	8.97	8.97	8.97	8.97	8.07	7.18	6.28	5.38	4.49	3.59	2.69	1.79	0.90	0.00	0.00

49	9.10	9.10	9.10	9.10	9.10	8.19	7.28	6.37	5.46	4.55	3.64	2.73	1.82	0.91	0.00	0.00

50	9.33	9.33	9.33	9.33	9.33	8.40	7.46	6.53	5.60	4.67	3.73	2.80	1.87	0.93	0.00	0.00

51	9.56	9.56	9.56	9.56	9.56	8.60	7.64	6.69	5.73	4.78	3.82	2.87	1.91	0.96	0.00	0.00

52	9.77	9.77	9.77	9.77	9.77	8.79	7.82	6.84	5.86	4.89	3.91	2.93	1.95	0.98	0.00	0.00

53	10.03	10.03	10.03	10.03	10.03	9.03	8.02	7.02	6.02	5.01	4.01	3.01	2.01	1.00	0.00	0.00

54	10.33	10.33	10.33	10.33	10.33	9.30	8.27	7.23	6.20	5.17	4.13	3.10	2.07	1.03	0.00	0.00

55	10.63	10.63	10.63	10.63	10.63	9.56	8.50	7.44	6.38	5.31	4.25	3.19	2.13	1.06	0.00	0.00

56	10.84	10.84	10.84	10.84	10.84	9.76	8.67	7.59	6.50	5.42	4.34	3.25	2.17	1.08	0.00	0.00

57	11.21	11.21	11.21	11.21	11.21	10.09	8.97	7.85	6.73	5.61	4.48	3.36	2.24	1.12	0.00	0.00

58	11.45	11.45	11.45	11.45	11.45	10.30	9.16	8.01	6.87	5.72	4.58	3.43	2.29	1.14	0.00	0.00

59	11.83	11.83	11.83	11.83	11.83	10.65	9.46	8.28	7.10	5.91	4.73	3.55	2.37	1.18	0.00	0.00

60	12.19	12.19	12.19	12.19	12.19	10.97	9.75	8.53	7.31	6.09	4.87	3.66	2.44	1.22	0.00	0.00

61	12.47	12.47	12.47	12.47	12.47	11.22	9.98	8.73	7.48	6.24	4.99	3.74	2.49	1.25	0.00	0.00

62	12.74	12.74	12.74	12.74	12.74	11.47	10.19	8.92	7.64	6.37	5.10	3.82	2.55	1.27	0.00	0.00

63	13.08	13.08	13.08	13.08	13.08	11.77	10.46	9.16	7.85	6.54	5.23	3.92	2.62	1.31	0.00	0.00

64	13.39	13.39	13.39	13.39	13.39	12.05	10.71	9.38	8.04	6.70	5.36	4.02	2.68	1.34	0.00	0.00

65	13.78	13.78	13.78	13.78	13.78	12.40	11.02	9.64	8.27	6.89	5.51	4.13	2.76	1.38	0.00	0.00

66	15.29	15.29	15.29	13.76	12.23	10.70	9.17	7.64	6.12	4.59	3.06	2.29	1.53	0.76	0.00	0.00

67	15.98	15.98	15.98	14.38	12.78	11.18	9.59	7.99	6.39	4.79	3.20	2.40	1.60	0.80	0.00	0.00

68	16.61	16.61	16.61	14.95	13.29	11.63	9.97	8.31	6.64	4.98	3.32	2.49	1.66	0.83	0.00	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine
Number of Full Policy Years Completed Since the Issue Date
Issue Age	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15 or more

69	17.33	17.33	17.33	15.59	13.86	12.13	10.40	8.66	6.93	5.20	3.47	2.60	1.73	0.87	0.00	0.00

70	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

71	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

72	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

73	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

74	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

75	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

76	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

77	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

78	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

79	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

80	17.50	17.50	17.50	15.75	14.00	12.25	10.50	8.75	7.00	5.25	3.50	2.63	1.75	0.88	0.00	0.00

The Statement of Additional Information (“SAI”) dated May 1, 2019 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the back cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority, Inc. (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-84023/811-09507

Statement of Additional Information for the

Farmers® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3120 139th Ave SE, Suite 300

Bellevue, Washington 98005

Phone: 1-800-238-9671

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers® Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2019 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the Portfolios.

The date of this Statement of Additional Information is May 1, 2019.

Glossary

For your convenience, we are providing a glossary of the special terms we use in the Prospectus.

Accumulation Unit Value

An accounting unit used to calculate the variable account value. It is a measure of the net investment results of each of the variable Subaccounts.

Beneficiary

The beneficiary is the person or persons named to receive the proceeds at the insured’s death. The beneficiary is as named in the application or as changed by the owner’s signed request while the insured is living.

Business Day/Valuation Day

Each day on which the New York Stock Exchange (“NYSE”) is open for business. Farmers New World Life Insurance Company is open to administer the policy on each day that NYSE is open for regular trading. When we use the term “Business Day” in this statement of additional information, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Value

The Contract Value minus any applicable surrender charge.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the variable account plus the fixed account and the loan account.

Cumulative Minimum Premiums

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

Death Benefit Proceeds

If the insured dies while the Policy is in force, we will pay the proceeds to the beneficiary on receipt of due proof of death. The amount payable is: 1) the death benefit then in effect; less 2) any monthly deductions due and unpaid at the date of death; less 3) any loans and accrued loan interest; plus 4) the amounts to be paid under the terms of any attached riders.

Fixed Account

An account that is part of our general account, and is not part of or dependent on the investment performance of the variable account.

Fixed Account Value

The portion of the contract value allocated to the fixed account.

Fund(s)

Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the Funds that are listed on the front page of the Prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005.

Initial Premium

The amount you must pay before insurance coverage begins under the Policy. The Initial Premium is shown on your Policy’s specification page.

Insured

The person whose life is insured by the Policy.

2

Issue Date

The effective date for coverage. Policy months, years, and anniversaries are measured from the issue date. The initial premium (times the percent of premium factor) is allocated to the fixed account on the issue date. The first monthly deduction occurs on the issue date. The entire contract value remains allocated to the fixed account until the reallocation date.

Lapse

If the surrender value becomes zero, the policy will enter a 61-day grace period unless cumulative premiums less withdrawals exceed cumulative minimum premiums. If cumulative premiums less withdrawals exceed cumulative minimum premiums, the policy will enter the 61-day grace period when the contract value minus any outstanding policy loan and accrued loan interest is insufficient to pay the entire monthly deduction due. At the end of the grace period the policy will terminate without value unless a premium payment or loan repayment is made and is sufficient to cause either one of the following conditions: 1) The surrender value exceeds zero, after deducting all due and unpaid monthly deductions; or 2) Both of the following occur: a) cumulative premiums less withdrawals exceed cumulative minimum premiums; and b) the contract value minus any outstanding policy loan and accrued loan interest exceeds zero, after deducting all due and unpaid monthly deductions.

Loan Amount

While the Policy is in force, you may make a loan for all or part of the loan value. You must assign the Policy to us as sole security. An amount equal to the loan will be transferred from the Subaccounts and the fixed account to the loan account. The loan account is part of our general account. If allocation instructions are not specified in your loan request, the loan will be withdrawn from the Subaccounts and the fixed account on a pro-rata basis.

Maturity Date

The Maturity Date of the Policy is the Policy anniversary when the Insured’s Attained Age is 110. The maturity date is shown on the Policy Specifications page. If the Policy is in force on the Maturity Date we will send you the Surrender Value and all coverage will end.

Monthly Deduction

The amount deducted from the contract value each month to pay for the insurance coverage. This includes the monthly cost of insurance charge and any monthly administration charge. The monthly deduction for the policy and the riders are separate deductions. The first monthly deduction occurs on the issue date.

Monthly Due Date

The day of each month on which policy charges are determined and deducted. The monthly due date is shown on the Policy Specifications page.

3

Percent of Premium Factor

The factor multiplied by all premium payments to determine the amount of premium credited to the contract value. This factor is shown on the Policy Specifications page.

Portfolio

A series of a Fund with its own objectives and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in the Prospectus, it generally has the same meaning as “net premium” in the Policy, and means a premium multiplied by the percent of premium factor.

Principal Sum

The amount of initial death benefit shown on the Policy Specifications page. You may increase or decrease the principal sum, subject to certain conditions. The actual death benefit proceeds paid may be more or less than the principal sum. Reallocation Date

The date the contract value in the fixed account is allocated to the Subaccounts and to the fixed account based on the premium payment allocation percentages specified in the application. The reallocation date is the record date plus the number of days in your state’s right to examine period, plus 10 days.

4

Record Date

The date we record your Policy on our books as an in force policy.

Right to Examine Period

You may cancel the Policy at any time within 10 days after you receive it be delivering or mailing it to our Home Office. This shall void the Policy from the beginning and the parties shall be in the same positions as if no Policy had been issued. We will refund the greater of all premiums you paid for the Policy or the contract value on the date we receive the returned Policy at our Home Office.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll free at 1-877-376-8008.

Subaccount

A division of the variable account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Surrender

To cancel the Policy by signed request from the owner.

Surrender Value

The cash value minus any outstanding policy loan and accrued loan interest.

Tax Code

The Internal Revenue Code of 1986, as amended.

Valuation Period

The interval of time commencing at the close of normal trading on the New York Stock Exchange on one valuation day and ending at the close of normal trading on the New York Stock Exchange on the next succeeding valuation day.

Variable Account

The variable account is named on the Policy Specifications page. The variable account is not part of our general account. The variable account has subaccounts, each of which is invested in a corresponding portfolio of a designated mutual fund.

Variable Account Value

The portion of the contract value that is allocated to the subaccounts of the variable account.

Written Notice

The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

You (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

5

General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached riders and endorsements and any attached application for reinstatement, increase in principal sum, or change in death benefit option. In the absence of fraud, we will consider all statements in the application to be representations and not warranties. No statement shall be used by us to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the terms of the Policy must be in writing and signed by one of our officers. A copy of the change will be attached to the Policy. No agent has the authority to change any terms or conditions of the Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the Insured in the application and in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments or supplements to the application), then we may contest the Policy’s validity or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the Insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If, within two years from the issue date, the insured dies by suicide, while sane or insane, we will limit the proceeds to the premiums paid; less any policy loans; less any partial surrender amounts previously paid.

A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the Death Benefit Proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

Misstatement of Age or Sex

If the insured’s age or sex has been misstated, we will adjust the death benefit. The adjusted death benefit will be that which would have been purchased by the most recent monthly deduction based on the correct age or sex.

You may file proof of age or sex at any time. Once the insured’s age or sex is established to our satisfaction we will use this age or sex in any settlement.

6

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the Funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the Funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same Funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

7

Additional Information

Changing Death Benefit Options

After the first policy year, you may change the death benefit option or the amount of principal sum, subject to the following:

•	You must send us a signed request for a change.

•	We may require evidence of insurability.

•	You may make no more than one change per policy year.

•	The change will take effect on the monthly due date following our approval of the request.

•	We will send you a policy endorsement with the change to attach to your policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	Evidence of insurability is not required.

•	The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the contract value.

•	The minimum premium will increase.

From Option B (level death benefit) to Option A (variable death benefit)

•	The Insured must provide evidence of insurability satisfactory to us.

•

The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the contract value immediately before the change, but in no case will the new principal sum be less than the minimum principal sum amount shown on the Policy Specifications page. No surrender charge will be imposed solely as a result of this change in principal sum.

•	The minimum premium will decrease as a result of any decrease in the principal sum.

•	After either change, the total surrender charge for the policy will continue to be based on the principal sum at the time of issue on which surrender charges have not already been imposed.

Settlement Privileges

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. The proceeds of the Policy may be paid in one sum. The proceeds may also be paid under any reasonable settlement that may be arranged with our consent. When the proceeds from a death claim are payable as one sum, the beneficiary may select a reasonable settlement. When you select a select a settlement, the beneficiary may not assign or receive payments before they are due unless expressly given this right by you. A payee may name a contingent payee to receive any final amount that would otherwise be paid to the payee’s estate. Any settlement requires the proceeds to be at least $2,500 and any periodic payment to be at least $25. The first installment will be due, or interest will begin on the date of death, maturity, or surrender. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the Beneficiary will no longer have any value in the Subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or Death Benefit Proceeds on the surrender date, maturity date or Insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

8

Option 1 – Interest Accumulation:

•  Proceeds will earn interest at the rate of 2.5 percent per year compounded annually.

•  We may retain these funds under this option for not longer than five years. If the beneficiary is a minor we may retain these funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

•  Each $1,000 of proceeds will yield an income of not less than $25.00 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly.

•  Unless you direct otherwise, the payee may withdraw the proceeds at any time. After the first year, we may defer such withdrawal for up to six months.

Option 3 – Income - Period Certain:

•  We will pay installments for a specified period. The amount of each installment will not be less than those shown in the table below.

•  If the payee dies prior to the end of the specified period, the installments remaining to the end of the period will be paid to the contingent payee.

Option 4 – Income - Amount Certain:	• We will pay installments of a specified amount until the proceeds, together with 2.5 percent interest compounded annually, are paid in full.

Option 5 – Income - Life:

•  We will pay installments for the lifetime of the payee but for not less than a guaranteed period. If the payee dies prior to the end of the guaranteed period, the installments remaining will be paid to the contingent payee.

•  The amount of each installment will depend upon the adjusted age and sex of the payee at the time the first payment is due.

•  The adjusted age is determined by calculating the age at the nearest birthday of the payee on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
2001 to 2010	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

9

Tax Consequences. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The AAR may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

10

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed above.

Accumulation Unit Value

The value of an Accumulation Unit for each of the Subaccounts was arbitrarily set at an initial value. The value at the end of any later Valuation Day is equal to:

A × B

“A” is equal to the Subaccount’s Accumulation Unit Value for the end of the immediately preceding Valuation Day.

“B” is equal to the Net Investment Factor at the end of the current Valuation Day. This Net Investment Factor equals:

(X / Y) – Z

“X” equals:

1.	the net asset value per fund portfolio share held in the Subaccount at the end of the current Valuation Day; plus

2.	the per share amount of any dividend or capital gain distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

3.	the per share amount of any capital loss distribution on the same fund portfolio shares held in the Subaccount during the current Valuation Day; less

4.	the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes due to the investment results of the Subaccount;

“Y” equals the net asset value per fund portfolio share held in the Subaccount as of the end of the preceding Valuation Day.

“Z” equals the Mortality and Expense Risk Charge factor. The mortality and expense risk charges are deducted from each of the Subaccounts on each valuation day. This charge is shown on the Policy Specifications page.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the value of the Subaccount may increase, decrease or remain the same.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”) is the stock life insurance company issuing the Policy. Farmers is located at 3120 139th Ave SE, Suite 300, Bellevue, Washington 98005, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under the Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life, and whole life insurance products. Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

11

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We and our agent, McCamish, maintain records of all purchases and redemptions of portfolio shares held by each of the Subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with Infosys McCamish Systems, L.L.C. (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 3225 Cumberland Center IV, Suite 700, Georgia 30339 (the “Service Center”). Under the Agreement, McCamish provides, at the Service Center and at its Contact Center located at 500 SW 7th Street, Suite 304, Des Moines, IA 50309, significant administrative services for the Contract and the Variable Account, including the processing of all premium payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the variable account.

Distribution of the Policies

We discontinued offering new Policies in 2008. We will continue to accept premium and to process transactions for existing Policies.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 31051 Agoura Road Westlake Village, California 91361. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the Financial Industry Regulatory Authority (“FINRA”), and of the Securities Investor Protection Corporation. The Policies were sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for previous sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. FFS received sales commissions with respect to variable life insurance policies supported by the variable account, including the other policies, in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2014	$14,243,597	0
2015	$14,585,396	0
2016	$11,663,995	0
2017	$12,255,080	0
2018	$11,992,038	0

*	Includes sales commissions paid to FFS for all variable life insurance policies issued by Farmers, including the other policies.

12

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,577,644 in commissions for all variable life insurance policies supported by the variable account in 2018.

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2018, we paid FFS sales representatives and district managers $2,195,981 in bonus compensation for their sales of all of our variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current principal sum • the amount of death benefit • the Contract Value • the Surrender Value • Any other information required by the state where the policy was delivered.	• premiums paid, monthly deductions and loans since the last report • notifications required under the provisions of the policy • the amount of any policy loan outstanding

Upon request, we will send a report at other than the regularly scheduled interval. We will charge a fee for this requested report. The fee is shown on the Policy Specifications page.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

All matters of Washington law pertaining to the Policy have been passed upon by Garrett B. Paddor, General Counsel and Corporate Secretary, Farmers New World Life Insurance Company.

Experts

The statutory financial statements and supplemental schedules of Farmers New World Life Insurance Company as of December 31, 2018 and 2017, and the related statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2018, 2017, and 2016 (prepared in conformity with accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner); and the financial statements of the subaccounts of Farmers Annuity Separate Account A as of December 31, 2018 and for the period ending December 31, 2018 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002- 5021, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

13

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years ending December 31, 2018, 2017, and 2016, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2018 and for the period ending December 31, 2017, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

14

Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor’s Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2018 and 2017

Statutory Statements of Operations for the Years Ending December 31, 2018, 2017, and 2016

Statutory Statements of Changes in Capital and Surplus for the Years Ending December 31, 2018, 2017, and 2016

Statutory Statements of Cash Flows for the Years Ending December 31, 2018, 2017 and 2016

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Year Ending December 31, 2018

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ending December 31, 2018

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2018

Statement of Operations for the Period Ending December 31, 2018

Statements of Changes in Net Assets for the Periods Ending December 31, 2018 and 2017

Notes to Financial Statements

F-1

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2018 and 2017 and

For the Years Ended December 31, 2018, 2017 and 2016

And Supplemental Schedules

As of and for the Year Ended December 31, 2018

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2018, 2017 and 2016

Page(s)

Report of Independent Auditors	1–2

Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3

Statutory Statements of Operations	4

Statutory Statements of Changes in Capital and Surplus	5

Statutory Statements of Cash Flows	6

Notes to Statutory Financial Statements	7–57

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	58–61

Supplemental Summary Investment Schedule and Investment Risk Interrogatories	62–65

Report of Independent Auditors

To the Board of Directors and Management of

Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company, a wholly owned subsidiary of Farmers Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002-5021
T: (713) 356 4000, F: (713) 356 4717

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedule of assets and liabilities, summary investment schedule and investment risk interrogatories (collectively, the “supplemental schedules”) of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 30, 2019

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2018 and 2017

(in thousands of dollars)	2018	2017

Admitted Assets
Bonds, at amortized cost (market value of $2,895,179 and $3,037,830)	$2,846,999	$2,865,025
Common stocks (cost of $801 and $3,307)	632	3,226
Mortgage loans on real estate	577,280	578,689
Investment real estate:
Properties held for the production of income, net	109,289	135,687
Properties held for sale, net	—	4,841
Contract loans	282,879	283,721
Other invested assets	100,000	100,000
Receivables for securities	299	3,535
Securities lending reinvested collateral	—	10,678
Cash, cash equivalents and short-term investments	112,812	69,193

Total cash and invested assets	4,030,190	4,054,595
Accrued investment income	36,881	38,093
Deferred and uncollected premiums	90,654	92,651
Other assets	89,780	74,644
Current federal income tax recoverable and interest thereon	—	5,433
Net deferred tax asset	52,932	55,105
Separate accounts	746,273	806,798

Total admitted assets	$5,046,710	$5,127,319

Liabilities
Aggregate reserves for life and annuity policies	$3,404,205	$3,381,550
Aggregate reserves for accident and health policies	5,382	4,932
Contract claims	38,533	40,121
Liability for deposit-type contracts	259,492	255,074
Premiums and annuity considerations received in advance	916	891
General expenses due and accrued	29,396	30,990
Taxes, licenses, and fees due and accrued	4,075	4,833
Current federal income taxes payable	4,688	—
Unearned investment income	256	284
Amounts withheld or retained by company as agent or trustee	285	210
Amounts held for agents’ account	4,189	4,712
Remittances and items not allocated	8,472	10,563
Interest maintenance reserve	7,239	15,359
Asset valuation reserve	30,320	36,311
Securities lending collateral liability	—	10,678
Other liabilities	54,828	55,155
Separate accounts	746,273	806,798

Total liabilities	4,598,549	4,658,461

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2018 and 2017)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Aggregate write-ins for special surplus funds	17,849	15,240
Unassigned surplus	420,513	443,819

Total capital and surplus	448,161	468,858

Total liabilities and capital and surplus	$5,046,710	$5,127,319

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2018, 2017 and 2016

(in thousands of dollars)	2018	2017	2016
Revenues
Premiums and annuity considerations	$540,057	$(1,738,445)	$592,855
Net investment income	162,390	186,642	260,196
Amortization of interest maintenance reserve	4,515	5,806	6,512
Commissions and expense allowances on reinsurance ceded	208,318	210,531	187,870
Reserve adjustments on reinsurance ceded	—	2,107,981	—
Other	10,108	9,693	9,459

Total revenues	925,388	782,208	1,056,892

Benefits and expenses
Death and other benefits	242,301	235,343	234,391
Surrender benefits and other fund withdrawals	179,179	203,465	274,827
Interest on policy or contract funds	8,510	11,186	20,766
Increase in aggregate reserves	23,105	21,329	17,214
Commissions	82,844	89,761	88,257
General insurance expenses	206,626	198,050	197,905
Taxes, licenses and fees	25,423	27,531	26,587
Increase / (decrease) in loading on
deferred and uncollected premiums	(2,856)	(1,841)	(4,292)
Transfers (from) / to separate accounts	2,161	527	5,827
Aggregate write-ins for deductions	2,836	(118,009)	4

Total benefits and expenses	770,129	667,342	861,486

Net gain from operations before federal income taxes and realized capital gains	155,259	114,866	195,406
Federal income taxes (recoverable)	34,368	(2,407)	69,042

Net gain from operations before realized capital gains	120,891	117,273	126,364
Net realized capital gains, less capital gains taxes of $4,071, $60,750 and $2,208 and transfers to interest maintenance reserve of ($3,605), $112,957 and $8,531 at December 31, 2018, 2017 and 2016, respectively. Refer to note 3 for further breakout.	38,665	31,612	11,542

Net income	$159,556	$148,885	$137,906

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

December 31, 2018, 2017 and 2016

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Unassigned and Special Surplus	Total Capital and Surplus
Balances at December 31, 2015	$6,600	$3,199	$480,499	$490,298
Net Income	—	—	137,906	137,906
Change in net unrealized capital gains	—	—	2,976	2,976
Change in net deferred taxes	—	—	(3,233)	(3,233)
Change in nonadmitted assets	—	—	9,264	9,264
Change in asset valuation reserve	—	—	2,397	2,397
Extraordinary dividends to stockholder	—	—	(105,000)	(105,000)
SSAP No. 3 Policy Loan adjustment	—	—	(3,755)	(3,755)
SSAP No. 3 VUL Reserves Adjustment	—	—	(3,151)	(3,151)

Balances at December 31, 2016	6,600	3,199	517,903	527,702
Net Income	—	—	148,885	148,885
Change in net unrealized capital gains	—	—	(9,300)	(9,300)
Change in net deferred taxes	—	—	(85,865)	(85,865)
Change in nonadmitted assets	—	—	36,469	36,469
Change in asset valuation reserve	—	—	14,758	14,758
Change in reserve on accout of change in valuation basis, (increase) or decrease	—	—	(31)	(31)
Extraordinary dividends to stockholder	—	—	(179,000)	(179,000)
Change in surplus as a result of reinsurance	—	—	15,240	15,240

Balances at December 31, 2017	6,600	3,199	459,059	468,858
Net Income	—	—	159,556	159,556
Change in net unrealized capital gains	—	—	(68)	(68)
Change in net deferred taxes	—	—	2,229	2,229
Change in nonadmitted assets	—	—	(1,702)	(1,702)
Change in asset valuation reserve	—	—	5,990	5,990
Extraordinary dividends to stockholder	—	—	(190,000)	(190,000)
Gain on disposal of own use real estate	—	—	2,609	2,609
SSAP No. 3 for prior year affiliate gain	—	—	420	420
Amortization of gain on real estate from special surplus to unassigned surplus	—	—	269	269

Balances at December 31, 2018	$6,600	$3,199	$438,362	$448,161

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

For The Years Ended December 31, 2018, 2017 and 2016

(in thousands of dollars)	2018	2017	2016
Cash from operations
Premiums collected net of reinsurance	$544,934	$547,074	$598,483
Net investment income	173,093	220,148	272,317
Miscellaneous income	218,426	220,225	197,329

Cash provided by operating activities	936,453	987,447	1,068,129

Benefits and loss related payments	442,299	487,981	520,992
Net transfers (from) / to separate accounts	(1,662)	(285)	3,877
Commissions, expenses paid and write-ins	321,132	315,473	314,240
Federal and foreign income taxes paid	28,318	58,100	66,552

Cash used in operating activities	790,087	861,269	905,661

Net cash from operations	146,366	126,178	162,468

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	384,724	693,773	1,312,850
Common stocks	2,990	80,710	100,682
Mortgage loans	17,360	13,055	7,125
Real estate	68,280	41,252	11,699
Miscellaneous proceeds	17,497	3,155	10,109

Cash provided by investing activities	490,851	831,945	1,442,465

Cost of investments acquired (long-term only):
Bonds	376,599	688,078	1,360,231
Common stocks	—	15,574	33,696
Mortgage loans	15,951	3,061	61,468
Real estate	705	32,710	4,286
Other invested assets	—	100,000	—
Miscellaneous applications	—	12,740	1,000

Cash paid for investing activities	393,255	852,163	1,460,681
Net (decrease) / increase in contract loans and premium notes	(816)	(430)	(3,788)

Net cash provided by / (used in) investments	98,412	(19,788)	(14,428)

Cash from financing and miscellaneous sources
Net (withdrawals) / deposits on deposit-type contracts and other insurance liabilities	4,419	9,950	5,248
Dividends to stockholder	(190,000)	(179,000)	(105,000)
Other cash (applied) / provided	(15,578)	25,620	(4,213)

Net cash used by financing and miscellaneous sources	(201,159)	(143,430)	(103,965)

Net change in cash, cash equivalents and short-term investments	43,619	(37,041)	44,075
Cash, cash equivalents and short-term investments
Beginning of year	69,193	106,234	62,159

End of year	$112,812	$69,193	$106,234

*

As part of a reinsurance transaction with RGA in 2017, FNWL exchanged bonds with the book value of $2.1 billion in exchange for the assumption of FNWL’s Deferred annuity, Variable annuity and Structured settlement reserves as a non-cash reinsurance transaction.

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of the Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance markets. Principal lines of business include traditional term and whole life products as well as universal life and variable universal life products.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

Going Concern

The Company’s management periodically evaluates whether there is substantial doubt about the Company’s ability to continue as a going concern. Such substantial doubt is determined when relevant conditions and events, considered in the aggregate, indicate that it is probable that the Company will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Management has determined that there is not a substantial doubt about the Company’s ability to continue as a going concern.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices. The Company did not use any permitted practices that differed from NAIC statutory accounting practices (SAP) as of December 31, 2018.

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects (italicized items):

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale, will be held until maturity or are available for trading.

Mortgage loans on real estate are stated at the aggregate unpaid balance less allowance for uncollectible amounts. Real estate investments are reported in accordance with SSAP No 40R on a depreciated historical cost basis. Surplus debentures are reported in accordance with SSAP No. 41R.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy, annuity and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. One exception to this relates to deficiency reserves for certain term insurance plans issued on or after January 1, 2000, while another relates to Principles-Based Valuation for Life Products as required under VM-20 for plans issued on or after January 1, 2017. Both are mentioned in the Aggregate Reserves for Life and Annuity Policies section below. In comparison, GAAP requires that policy reserves for traditional products be based upon the net

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumptions would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges. For Variable Annuities, we hold extra liability (SOP reserve) for Guaranteed Minimum Death Benefit (GMDB) and Guaranteed Retirement Income Benefit (GRIB). For Indexed Universal Life (IUL), GAAP reserve reflects an embedded derivative portion, so the reserve fluctuates as the market value of the option fluctuates.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statement of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, ceded reserves are netted with direct reserves within the aggregate reserve lines of the liabilities page. Reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate with the liability for contract claims line. Under GAAP, these reinsurance amounts are reflected as assets.

Under statutory accounting practices, reinsured commissions are reported with expense allowance within the revenue section of the summary of operations. Under GAAP, reinsured commissions are netted against direct commissions within expenses.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of “new” variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 15 for additional information on separate accounts.

Statements of Cash Flows

The statutory basis statement of cash flows is presented as required under statutory accounting principles and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•

Reserves for life insurance are based on the American Experience, 1941, 1958, 1980, 2001, or 2017 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 5.50%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC. For some plans issued on or after January 1, 2017, the Company calculates Principles-Based Reserves using Company experience, as required in VM-20. This will apply to all plans issued on or after January 1, 2017 after the end of the 3-year transition period.

•

Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, 2012 IAR, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.50% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.25% to 5.50%.

•

Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A, Annuity 2000, or 2012 IAR mortality tables with interest rates from 3.25% to 4.50%. For immediate annuities issued on or after January 1, 2018, the Company uses valuation interest rates as prescribed in VM-22.

•

Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group and the Farmers Value Term group, the reserve is the standard interpolated terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

As of December 31, 2018 and 2017, the Company had approximately $5,668,163,000 and $7,510,020,000 respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Excess of Minimum Reserves

As of December 31, 2018, the only life insurance plan written after January 1, 2001 for which the statutory reserve basis is specifically selected to be more conservative than specified in Appendix A-820 is the Farmers Graded Death Benefit Whole Life product (FGDBWL). The mortality assumption used in the statutory reserve calculation is the 1980 CSO ALB Ultimate mortality, rather than the 2001 CSO ALB Select & Ultimate mortality; and the 2017 GI ALB Ultimate mortality, rather than the 2017 CSO ALB Select & Ultimate mortality.

As of December 31, 2018, the excess of minimum statutory reserves net of deferred and uncollected premiums is $11,879,000 while the tax reserves are $11,055,000.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2018 and 2017 was approximately $705,000 and $862,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Commissions ceded to other companies have been reported as income with the expense allowance in the revenue section of the summary of operation. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method.

•	Unaffiliated common stocks- at fair value. In determining the estimated fair value disclosed for these securities, management obtained quotations from independent sources, generally pricing services.

•

Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, estimated, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2018 or December 31, 2017. Interest income on impaired loans would be recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•

Real estate, including related improvements–at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2018 and 2017 was approximately $10,400,000 and $20,900,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. There were no impairments recognized in 2018, 2017 or 2016. In September 2016, the Company classified one property, Ohio State Life, as held for sale in the amount of $4,053,000 as part of the Company’s investment real estate strategy. In March 2018, the property was disposed with a gain of $3,643,000. In October 2018, the Company classified another property, Potrero, as held for sale with a book value of $23,285,000. In December 2018, the property was sold for a gain of $36,412,000. Disposal dates of properties held for sale were expected to be within 12 months of the date of classification.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•

Other invested assets–On December 20, 2017, the Company purchased a surplus debenture of $100,000,000 issued by Farmers Insurance Exchange and the asset has been carried at cost. The Insurance Commissioner of the State of California authorized the purchase with a maturity date of December 20, 2027. The note has an annual interest rate of 3.758% due semi-annually on June 20 and December 20. Commencing on December 20, 2022 the annual interest rate will be the floating annual rate equal to the Three-Month USD LIBOR plus 2.60%. On the fifth anniversary of this Surplus Note date and any Interest Payment Date thereafter, the Exchange may prepay the principal sum and any outstanding interest without penalty, with the approval of the Insurance Commissioner. If the principal sum or any remaining balance has not been repaid on or before the Maturity Date, then the interest rate shall be subject to revision taking into account the then-prevailing interest rates and upon approval by the Insurance Commissioner.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

•	Securities lending reinvested collateral assets-at cost or amortized cost. In December 2018, FNWL terminated the securities lending program with Bank of New York Mellon.

•	Short-term investments–at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2018 and 2017 was $9,000 and $317,000, respectively.

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles (“SSAP”) No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to a percentage of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2014 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2018 and 2017, the Company did not accrue any interest and penalties related to income tax contingencies.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 14 for additional information on lease commitments.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, a non-admitted asset, is calculated using the straight-line basis over 3 years, this was a change as of July 2016 due to alignment with changes in policy from parent. Gross electronic data processing equipment, accumulated depreciation and net admitted assets of EDP for December 31, 2018 and 2017 are as follows:

(in thousands of dollars)	2018	2017	Change
Gross EDP Equipment	$89	$287	$(198)
Accumulated Depreciation	(60)	(192)	132

Net EDP	29	95	(66)
Non Admitted EDP	(29)	(95)	66

Net Admitted EDP	$—	$—	$—

Depreciation expense on electronic data processing equipment assets was $30,000, $48,000 and $22,000 for the year ended December 31, 2018, 2017 and 2016, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

The Company invests in high quality securities with no significant concentration of risk.

Accounting Changes and Corrections of Errors

At September 30, 2018, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment on Page 4 Line 5302 Column 1 in the amount of $420,000 to correct a reclassification of a prior year affiliate gain.

At December 31, 2016, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment in the amount of ($3,755,450), net of tax, to show the impact on prior years’ surplus of a decrease in its accrued policy loan income for the Variable Universal Life product.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

At December 31, 2016, the Company included a SSAP No. 3 Accounting Changes and Corrections of Errors adjustment in the amount of ($3,150,718), net of tax, to show the impact on prior years’ surplus of an increase in its aggregate reserves for the Premier Term and Simple Term products’ waiver of premium benefit for both active and disabled life reserves.

At March 31, 2016, the Company changed its reporting of its real estate property cash, which had been included in the debit balance suspense accounts and nonadmitted on Other Assets. As the Company has been investing in additional investment real estate properties, this balance has been growing over time. Beginning with the March 31, 2016 Quarterly Statement, the Company has reclassed property cash in the amount of $9,435,634 to be included on Cash, Cash Equivalents, and Short-Term Investments.

Change in Valuation Basis

There were no changes in reserve valuation basis for 2018.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2018, 2017 and 2016 are as follows:

(in thousands of dollars)	2018	2017	2016
Bonds	$117,241	$146,661	$219,491
Common stocks (unaffiliated)	—	87	2,546
Mortgage loans	21,577	22,281	21,222
Investment real estate	11,430	12,604	14,670
Contract loans	19,643	19,981	20,420
Short-term investments	2,012	732	200
Other	4,365	805	159

Gross investment income	176,268	203,151	278,708
Less: Investment expenses	(13,878)	(16,509)	(18,512)

Net investment income	$162,390	$186,642	$260,196

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2018, 2017 and 2016, the Company’s investment expense included fees of approximately $340,000, $327,000 and $321,000, respectively, to its Parent Company, FGI.

In 2018, 2017 and 2016, the Company’s investment expenses included fees of approximately $404,000, $649,000 and $543,000, respectively, to Zurich Investment Services.

In 2018, 2017 and 2016, the Company’s investment expenses included fees of approximately $1,888,000, $2,002,000 and $1,832,000, respectively, to Zurich Group Investments.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

In 2018, 2017 and 2016, the Company’s investment expenses included fees of approximately $552,000, $390,000 and $573,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2018, 2017 and 2016 are as follows:

(in thousands of dollars)	2018	2017	2016
Bonds	$(4,564)	$173,062	$9,826
Common stocks (unaffiliated)	484	15,137	1,829
Common Stocks of affiliates	—	317	—
Short-term investments	3	(4)	—
Investment real estate	40,055	14,648	8,525
Aggregate write-ins for capital gains	3,153	2,159	2,101

	39,131	205,319	22,281

Transfer to interest maintenance reserve	3,605	(112,957)	(8,531)
Add: Tax expense on net realized gains	(4,071)	(60,750)	(2,208)

Net realized gains	$38,665	$31,612	$11,542

Impairment losses included in realized gains and losses above, for the years ended December 31, 2018, 2017 and 2016 are as follows:

(in thousands of dollars)	2018	2017	2016
Bonds	$—	$—	$(3,338)
Common stocks (unaffiliated)	—	—	(625)

	$—	$—	$(3,963)

Unrealized Gains and Losses on Common Stock

(in thousands of dollars)	Gains	Losses	Net
2018
Common stock
Industrial and miscellaneous (unaffiliated)	$—	$(169)	$(169)

Total common stock	$—	$(169)	$(169)

2017
Common stock
Industrial and miscellaneous (unaffiliated)	$—	$(82)	$(82)

Total common stock	$—	$(82)	$(82)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Unrealized Gains and Losses on Bonds

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds as of December 31, 2018 and 2017 are as follows:

	2018
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds
U.S. governments	$313,991	$2,896	$(6,038)	$310,849
Non-U.S. governments	2,353	105	—	2,458
States, territories and possessions	5,201	1,176	—	6,377
Political subdivisions	18,973	4,253	—	23,226
Special revenues	63,071	13,734	—	76,805
Industrial and miscellaneous	1,816,670	73,696	(30,064)	1,860,302

Total bonds	2,220,259	95,860	(36,102)	2,280,017
Loan-backed securities	626,739	2,863	(14,440)	615,162

Total fixed maturities	$2,846,998	$98,723	$(50,542)	$2,895,179

	2017
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds
U.S. governments	$355,002	$4,206	$(5,070)	$354,138
Non-U.S. governments	3,076	169	(1)	3,244
States, territories and possessions	5,196	1,637	—	6,833
Political subdivisions	18,976	5,701	—	24,677
Special revenues	63,085	18,777	—	81,862
Industrial and miscellaneous	1,878,826	154,886	(6,171)	2,027,541

Total bonds	2,324,161	185,376	(11,242)	2,498,295
Loan-backed securities	540,864	6,042	(7,371)	539,535

Total fixed maturities	$2,865,025	$191,418	$(18,613)	$3,037,830

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2018 and 2017 were as follows:

	2018
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Fixed maturities
Bonds
U.S. governments	$38,171	$(614)	$235,970	$(5,424)
Industrial and miscellaneous	328,899	(6,374)	527,352	(23,690)

Total bonds	367,070	(6,988)	763,322	(29,114)
Loan-backed securities	116,345	(1,280)	336,768	(13,160)

Total fixed maturities	$483,415	$(8,268)	$1,100,090	$(42,274)

Equity securities
Industrial and miscellaneous (unaffiliated)	$632	$(169)	$—	$—

Total equity securities	$632	$(169)	$—	$—

	2017
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Fixed maturities
Bonds
U.S. governments	$127,691	$(952)	$118,343	$(4,118)
Non-U.S. governments	—	—	724	(1)
Industrial and miscellaneous	241,060	(2,175)	102,856	(3,996)

Total bonds	368,751	(3,127)	221,923	(8,115)
Loan-backed securities	99,685	(652)	194,782	(6,719)

Total fixed maturities	$468,436	$(3,779)	$416,705	$(14,834)

Equity securities
Industrial and miscellaneous (unaffiliated)	$3,226	$(82)	$—	$—

Total equity securities	$3,226	$(82)	$—	$—

As of December 31, 2018, fixed maturities represented 99.7% of the Company’s total unrealized loss amount, which was comprised of 314 securities. The Company held 3 securities that were in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 112 securities, of which 95.5%, or $461,755,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2018 were comprised of 202 securities, with a total fair value of approximately $1,100,090,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Equity securities represented 0.3% of the Company’s total unrealized loss amount.

Equity securities in an unrealized loss position for less than 12 months were comprised of 2 securities, with a total fair value of approximately $632,000. There were no equity securities in an unrealized loss position for 12 months or more.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold the fixed income investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2018.

Loan-Backed Securities

There were no loan-backed securities impaired during 2018 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

5* Securities

A 5* security lacks full documentation to get a rating but filed a Principal and Interest Certification form with the SVO. NAIC 5* is assigned by the SVO to certain obligations when an insurer certifies: (1) that documentation necessary to permit a full credit analysis of a security does not exist and (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the insurer has an actual expectation of ultimate repayment of all contracted interest and principal.

5* Securities for December 31, 2018 and 2017 are as follows:

December 31, 2018

Investment	Number of 5* Securities	Aggregate BACV	Aggregate BACV
(1) Bonds - AC	—	$—	$—

(7) Total (1+2+3+4+5+6)	—	$—	$—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

December 31, 2017

Investment	Number of 5* Securities	Aggregate BACV	Aggregate BACV
(1) Bonds - AC	1	$8,749,622	$8,272,677

(7) Total (1+2+3+4+5+6)	1	$8,749,622	$8,272,677

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature, the following table discloses the number of CUSIPs sold, redeemed or otherwise disposed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee:

		2018
Number of CUSIPs		8
Aggregate Amount of Investment Income	$	705,776

Structured Notes

A Structured Note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either:

•	The coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or

•

The coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate.

Structured Notes for December 31, 2018 are as follows:

December 31, 2018

CUSIPS	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)
039483BC5	$1,511,070	$1,789,500	$1,509,853	N
111021AE1	5,118,600	5,413,120	4,762,557	N
564759QB7	9,060,000	8,964,145	9,048,003	N
46647PAM8	1,500,000	1,416,465	1,500,746	N
38141GWV2	840,000	782,074	840,376	N
06051GHL6	1,000,000	998,560	1,000,350	N

Total	$19,029,670	$19,363,864	$18,661,885

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

December 31, 2017

CUSIPS	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)
039483BC5	$1,511,070	$1,947,285	$1,510,066	N
111021AE1	5,118,600	5,963,080	4,801,371	N
172967LM1	747,105	744,750	747,064	N
564759QB7	9,060,000	9,007,814	9,036,118	N

Total	$16,436,775	$17,662,929	$16,094,619

Subprime Mortgage Related Risk Exposure

The Company has no direct exposure through investments in subprime mortgage loans.

Maturities of Bonds

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2018 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value
Due to 1 year or less	$124,258	$124,586
Due after 1 year through 5 years	550,441	552,939
Due after 5 years through 10 years	591,655	584,184
Due after 10 years	953,906	1,018,309

	2,220,260	2,280,018

Loan-backed securities	626,739	615,162

Total bonds	$2,846,999	$2,895,180

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Sales of Bonds and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds and common stocks for the years ended December 31, 2018, 2017 and 2016 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2018
Bonds	$1,880	$(5,497)	$171,800
Common Stocks (unaffiliated)	510	(27)	2,991

	$2,390	$(5,524)	$174,791

2017
Bonds	$192,989	$(19,973)	$2,714,282
Common Stocks (unaffiliated)	15,399	(263)	69,906

	$208,388	$(20,236)	$2,784,188

2016
Bonds	$17,398	$(4,532)	$902,946
Common Stocks (unaffiliated)	7,696	(5,241)	100,682

	$25,094	$(9,773)	$1,003,628

Bonds with an amortized cost of approximately $4,128,000 and $4,175,000 were on deposit with regulatory authorities at December 31, 2018 and 2017, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,579,000 and $4,779,000 as of December 31, 2018 and 2017, respectively.

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. On January 17, 2014, approximately 13% of the bond was redeemed, reducing the par values down to $13,026,000 and $65,132,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $4,810,000 of interest income in 2018, 2017 and 2016, respectively. Market values for these two bonds were approximately $16,330,000 and $81,649,000, respectively, as of December 31, 2018. Market values for these two bonds as of December 31, 2017 were approximately $17,772,000 and $88,859,000, respectively.

Commercial Mortgage Loans

As of December 31, 2018, the Company owned 149 commercial mortgage loans, comprised of office, industrial, multifamily, hospitality, self-storage retail properties, senior living, and parking totaling $577,280,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2018. As of December 31, 2018, all mortgage loans were current with respect to payment of principal and interest and there were no amounts past due. The maximum and minimum lending rates were 4.73% and 3.00%, respectively. The maximum allowed percentage of any one loan to value (“LTV”) of a security at the origination date of the loan is 75%. There were no taxes, assessments or amounts advanced included in the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

mortgage loan investment. A quality rating analysis using the Prudential PGIM rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type for the years ended December 31, 2018 and 2017 was as follows:

Loan Quality Rating
(in thousands of dollars)	2018
	#	Principal	%
“A+”	48	$205,490	35.5%
“A”	19	98,092	17.0%
“A-”	66	164,464	28.5%
“B+”	10	66,895	11.6%
“B”	4	26,389	4.6%
“B-”	2	15,950	2.8%

TOTAL	149	577,280	100.0%

Weighted Average Quality Rating is B+

Property Type
(in thousands of dollars)	2018
	#	Principal	%
Office	19	$175,525	30.3%
Multifamily	29	137,105	23.8%
Industrial	36	111,723	19.4%
Retail	19	112,018	19.4%
Hospitality	2	10,574	1.8%
Senior Living	39	9,616	1.7%
Self Storage	2	13,243	2.3%
Other	3	7,476	1.3%

Totals	149	577,280	100.0%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Loan Quality Rating
(in thousands of dollars)	2017
	#	Principal	%
“A+”	37	$171,047	29.6%
“A”	13	63,943	11.0%
“A-”	31	151,148	26.1%
“B+”	55	121,340	21.0%
“B”	10	71,211	12.3%

TOTAL	146	$578,689	100.0%

Weighted Average Quality Rating is B+

Property Type
(in thousands of dollars)	2017
	#	Principal	%
Office	18	$173,423	30.0%
Multifamily	28	144,419	25.0%
Industrial	36	113,154	19.6%
Retail	19	113,875	19.7%
Hospitality	2	10,970	1.9%
Senior Living	39	9,878	1.7%
Self Storage	1	5,180	0.9%
Other	3	7,790	1.3%

Totals	146	$578,689	100.0%

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2018 and 2017 was as follows:

(in thousands) December 31, 2018
	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,081	$—	$12,540	$—	$—	$—	$—	$18,621
CA	—	48,215	78,374	43,660	—	—	24,249	8,063	202,561
CO	—	2,647	12,212	891	—	—	—	—	15,750
CT	—	10,000	—	—	—	—	9,184	—	19,184
DC	—	—	—	—	—	—	56,843	—	56,843
FL	—	1,163	4,344	4,207	—	—	7,510	—	17,224
GA	—	—	—	8,163	—	—	—	—	8,163
ID	1,590	—	—	—	—	—	—	—	1,590
IL	—	—	—	674	—	—	—	—	674
KY	—	—	—	4,094	—	—	—	—	4,094
LA	—	1,937	—	—	—	—	—	—	1,937
MA	—	—	—	—	—	—	19,793	—	19,793
MD	672	—	—	8,131	—	—	—	—	8,803
MI	339	—	—	—	7,476	—	—	—	7,815
MN	—	—	—	1,771	—	—	—	—	1,771
MT	809	—	—	—	—	—	—	—	809
NJ	—	13,740	—	—	—	—	—	—	13,740
NV	963	—	—	—	—	—	—	—	963
NY	—	—	2,174	—	—	—	41,030	—	43,204
OH	—	—	—	8,790	—	—	—	—	8,790
OR	3,151	2,425	—	—	—	—	15,000	—	20,576
PA	—	4,976	9,406	2,661	—	—	—	—	17,043
SC	—	—	—	1,470	—	—	—	—	1,470
TN	—	—	—	4,012	—	1,956	—	—	5,968
TX	—	43,101	—	9,730	—	8,618	—	5,180	66,629
VA	—	—	5,508	929	—	—	—	—	6,437
WA	2,093	2,820	—	—	—	—	1,915	—	6,828

Totals	$9,617	$137,105	$112,018	$111,723	$7,476	$10,574	$175,524	$13,243	$577,280

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

(in thousands)	December 31, 2017

	Senior Living	Multifamily	Retail	Industrial	Other	Hospitality	Office	Self-Storage	Totals
State
AZ	$—	$6,556	$—	$12,764	$—	$—	$—	$—	$19,320
CA	—	58,584	78,858	44,858	—	—	24,816	—	207,116
CO	—	725	12,495	940	—	—	—	—	14,160
CT	—	10,000	—	—	—	—	9,395	—	19,395
DC	—	—	—	—	—	—	57,182	—	57,182
FL	—	1,145	4,484	4,207	—	—	7,510	—	17,346
GA	—	—	—	7,805	—	—	—	—	7,805
ID	1,638	—	—	—	—	—	—	—	1,638
IL	—	—	—	529	—	—	—	—	529
KY	—	—	—	4,287	—	—	—	—	4,287
LA	—	995	—	—	—	—	—	—	995
MA	—	—	—	—	—	—	19,971	—	19,971
MD	675	2,820	—	8,276	—	—	—	—	11,771
MI	341	—	—	—	7,790	—	—	—	8,131
MN	—	—	—	1,813	—	—	—	—	1,813
MT	833	—	—	—	—	—	—	—	833
NJ	—	14,144	—	—	—	—	—	—	14,144
NV	992	—	—	—	—	—	—	—	992
NY	—	—	2,217	—	—	—	37,858	—	40,075
OH	—	—	—	8,790	—	—	—	—	8,790
OR	3,244	—	—	—	—	—	15,000	—	18,244
PA	—	5,186	9,601	2,791	—	—	—	—	17,578
SC	—	—	—	1,470	—	—	—	—	1,470
TN	—	—	—	3,986	—	2,010	—	—	5,996
TX	—	43,961	—	9,709	—	8,960	—	5,180	67,810
VA	—	—	6,220	929	—	—	—	—	7,149
WA	2,155	303	—	—	—	—	1,691	—	4,149

Totals	$9,878	$144,419	$113,875	$113,154	$7,790	$10,970	$173,423	$5,180	$578,689

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2018 and 2017 was as follows:

(in thousands)	December 31, 2018

	<51%	51%-70%	71%-90%	Totals
Hospitality	$1,957	$8,617	$—	$10,574
Multifamily	26,295	94,860	15,950	137,105
Office	65,812	109,713	—	175,525
Retail	24,508	87,510	—	112,018
Self-Storage	5,180	8,063	—	13,243
Industrial	34,068	77,655	—	111,723
Senior Living	—	9,616	—	9,616
Other	7,476	—	—	7,476

Totals	$165,296	$396,034	$15,950	$577,280

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

(in thousands)	December 31, 2017

	<51%	51%-70%	71%-90%	Totals
Hospitality	$2,010	$8,960	$—	$10,970
Multifamily	51,438	55,818	37,163	144,419
Office	66,050	97,374	9,999	173,423
Retail	25,507	88,368	—	113,875
Self-Storage	5,180	—	—	5,180
Industrial	7,554	104,177	1,423	113,154
Senior Living	—	—	9,878	9,878
Other	7,790	—	—	7,790

Totals	$165,529	$354,697	$58,463	$578,689

See Note 2 for additional information on accounting policy related to mortgage loans.

Restricted Assets

As of December 31, 2018 and 2017, total restricted assets amounted to $4,128,000 and $14,853,000 respectively. Of these assets, bonds and short term investments on deposit were for state insurance departments to satisfy regulatory requirements, while reverse repurchase receivable represented collateral reinvestment from the security lending transactions.

(in thousands)	December 31, 2018

Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to reverse repurchase agreements	$—	$—	$10,678	$(10,678)	$—	0.000%	0.000%

On deposit with states regulatory bodies	$4,128	$4,128	$4,175	$(47)	$4,128	0.081%	0.082%

Total restricted assets	$4,128	$4,128	$14,853	$(10,725)	$4,128	0.081%	0.082%

(in thousands)	December 31, 2017

Restricted Asset Category	Total General Account (G/A)	Total	Total from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to reverse repurchase agreements	$10,678	$10,678	$5,405	$5,273	$10,678	0.206%	0.208%

On deposit with states regulatory bodies	$4,175	$4,175	$3,893	$282	$4,175	0.080%	0.081%

Total restricted assets	$14,853	$14,853	$9,298	$5,555	$14,853	0.286%	0.289%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR
Balances as of December 31, 2015	$53,465	$26,332
Realized investment gains (losses), net of tax	5,951	8,531
Amortization of investment gains	—	(6,512)
Unrealized investment gains (losses), net of deferred tax	2,976	—
Basic contribution	6,650	—
Reserve objective over accumulated balances at 20%	(5,325)	—
Adjustment down to Maximum/up to Zero	(12,648)	—

Balances as of December 31, 2016	51,069	28,351
Realized investment gains (losses), net of tax	20,501	112,957
released from the reserve	—	(120,143)
Amortization of investment gains	—	(5,806)
Unrealized investment gains (losses), net of deferred tax	(11,289)	—
Basic contribution	5,371	—
Reserve objective over accumulated balances at 20%	(7,381)	—
Adjustment down to Maximum/up to Zero	(21,960)	—

Balances as of December 31, 2017	36,311	15,359
Realized investment gains (losses), net of tax	34,516	(3,605)
Amortization of investment gains	—	(4,515)
Unrealized investment gains (losses), net of deferred tax	(69)	—
Basic contribution	4,477	—
Reserve objective over accumulated balances at 20%	(10,292)	—
Adjustment down to Maximum/up to Zero	(34,623)	—

Balances as of December 31, 2018	$30,320	$7,239

The AVR requires reserves for default risk on bonds, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

	a.	Quoted prices for similar assets or liabilities in active markets;

	b.	Quoted prices for identical or similar assets or liabilities in non-active markets;

	c.	Inputs other than quoted market prices that are observable;

	d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

There were no revisions to the Company’s fair value level classifications policy for 2018 or 2017.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2018 and 2017 about the Company’s financial assets and liabilities measured at fair value:

	2018
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Common Stocks (unaffiliated)	$607	$—	$25	$632
Separate account assets	746,273	—	—	746,273

Total assets at fair value	$746,880	$—	$25	$746,905

Liabilities
Separate account liabilities	$—	$746,273	$—	$746,273

Total liabilities at fair value	$—	$746,273	$—	$746,273

	2017
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Common Stocks (unaffiliated)	$1,006	$—	$2,220	$3,226
Separate account assets	806,798	—	—	806,798

Total assets at fair value	$807,804	$—	$2,220	$810,024

Liabilities
Separate account liabilities	$—	$806,798	$—	$806,798

Total liabilities at fair value	$—	$806,798	$—	$806,798

There were no transfers between Levels 1 and 2 for the years ended December 31, 2018 and 2017.

Level 1 Financial Assets

Common Stocks

Common stock assets in Level 1 include securities that are actively traded and valued through obtained quotations from independent sources.

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the contract holders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Level 3 Financial Assets

Common Stocks

The amount in Level 3 for Common stocks represents equity warrants in a single entity. There is little, if any, market activity for these equity warrants. Fair Value of these warrants is provided by the third party asset manager.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2018 and 2017. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Balance at January 1, 2018	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales	Purchases	Balance at December 31, 2018

Assets
Common Stock	$2,220	(14)	—	(2,181)	—	$25

(in thousands of dollars)	Balance at January 1, 2017	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales	Purchases	Balance at December 31, 2017

Assets
Common Stock	$—	(57)	—	—	2,277	$2,220

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2018 and 2017.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2018 and 2017 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

(in thousands of dollars)	December 31, 2018

Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Assets at Fair Value
Bonds	$2,895,179	$2,846,999	$—	$2,853,748	$41,431
Common stocks	632	632	607	—	25
Mortgage loans on real estate	571,623	577,280	—	—	571,623
Contract loans	388,532	282,879	—	—	388,532
Cash, cash equivalents and short-term investments	112,812	112,812	112,812	—	—
Surplus Debentures - Affiliated	99,489	100,000	—	—	99,489
Accrued investment income	36,881	36,881	36,881	—	—
Receivable for securities	299	299	299	—	—
Separate accounts	746,273	746,273	746,273	—	—

Total assets at fair value	$4,851,720	$4,704,055	$896,872	$2,853,748	$1,101,100

Liabilities at Fair Value
Deferred annuities	$1,406,124	$1,411,304	$—	$1,406,124	$—
Separate accounts	746,273	746,273	—	746,273	—
Payable for Securities	2,527	2,527	2,527	—	—

Total liabilities at fair value	$2,154,924	$2,160,104	$2,527	$2,152,397	$—

(in thousands of dollars)	December 31, 2017

Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3
Assets at Fair Value
Bonds	$3,037,831	$2,865,025	$—	$2,998,920	$38,911
Common stocks	3,226	3,226	1,006	—	2,219
Mortgage loans on real estate	582,748	578,689	—	—	582,748
Contract loans	405,680	283,721	—	—	405,680
Cash, cash equivalents and short-term investments	69,193	69,193	69,193	—	—
Surplus Debentures - Affilated	100,000	100,000	—	—	100,000
Accrued investment income	38,093	38,093	37,093	—	—
Receivable for securities	3,535	3,535	3,535	—	—
Securities lending - reinvested collateral	10,678	10,678	10,678	—	—
Separate accounts	806,798	806,798	806,798	—	—

Total assets at fair value	$5,057,782	$4,758,958	$928,303	$2,998,920	$1,129,558

Liabilities at Fair Value
Deferred annuities	$1,456,736	$1,464,416	$—	$1,456,736	$—
Separate accounts	806,798	806,798	—	806,798	—
Payable for Securities	2,100	2,100	2,100	—	—
Securities lending collateral liability	10,678	10,678	10,678	—	—

Total liabilities at fair value	$2,276,312	$2,283,992	$12,778	$2,263,534	$—

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2018 and 2017:

Bonds

The estimated fair values of bonds are valued using quoted market prices from third party sources, primarily Bloomberg and IDC. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data. Mount Rosa bond, which is a level 3 security, is valued using the present value of expected future cash flows discounted at the interpolated rates at payment date of the cash flows. Major inputs include yield curves, yields, and expected future cash flows.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Unaffiliated Common Stocks

The fair values for unaffiliated common stocks are based on quoted market prices from third party sources, primarily Bloomberg and IDC.

Mortgage Loans on Real Estate

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PGIM proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Receivables/Payables for Securities

The fair value for receivables/payables for securities are based on quoted market prices from third party sources, primarily Bloomberg and IDC.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value. The estimated fair value of money market mutual funds are valued using NAV.

Accrued Investment Income

The cost of accrued investment income approximates fair value unless otherwise noted.

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers. In December 2018, FNWL terminated the securities lending program with Bank of New York Mellon.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2018 and 2017. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

Surplus Debentures – Affiliated

The estimated fair value of Surplus Debentures uses the income approach by converting future cash flows to a single present discounted amount. The discount rates used reflect the return a market participant would expect to receive on instruments with similar remaining maturity, cash flow pattern, and credit risk.

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal and other services. Fees charged to the Company by FGI were approximately $37,113,000, $39,113,000 and $41,963,000 for the years ended December 31, 2018, 2017 and 2016, respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $28,717,000, $24,059,000, and $23,808,000 for the years ended December 31, 2018, 2017 and 2016, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

The Company has a service agreement with its affiliate, Zurich American Life Insurance Company (“ZALICO”), for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary. Fees charged by the Company to ZALICO were approximately $50,000, $1,129,000, and $5,790,000 for the years ended December 31, 2018, 2017 and 2016 respectively and are expensed as incurred.

The Company had a service agreement with an affiliate, Universal Underwriters Life Insurance Company (“UULIC”), for the Company to perform certain financial services, reporting services and other services such as internal recordkeeping and general office administration. As of September 2016 UULIC was merged with ZALICO.

As part of a tax sharing agreement with FGI, FNWL remitted a net payment of $28,318,000 and $58,100,000 for the years ended December 31, 2018 and 2017 respectively. The current year prepayment was $42,500,000 and $66,500,000 for December 31, 2018 and 2017 respectively.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

For information related to dividends paid to FGI, please refer to note 9.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

For the period ended December 31, 2018 and 2017, the Company reported the following amounts due from or to related parties, excluding reinsurance related balances: (Please refer to Note 8 for reinsurance related balances.)

(in thousands of dollars)	2018	2017

Receivables from related parties
ZALICO	$12	$—
Farmers Insurance Group Leasing	20	—

Total receivables from related parties	32	—

Payables to related parties
FGI	(7,760)	(8,277)
Farmers Insurance Exchange	(2,154)	(2,429)
ZALICO	—	(1,026)
Zurich Investment Services Limited	(124)	—
Farmers Financial Services	(8)	(1)
Farmers Insurance Group Leasing	—	(7)

Total payables to related parties	(10,046)	(11,740)

Net payables to related parties	$(10,014)	$(11,740)

7.	Security Lending Arrangement

At December 31, 2018, FNWL terminated the securities lending program with the Bank of New York Mellon (agent). The agreement authorized the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provided the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral was unrestricted.

The securities were marked-to-market on a daily basis, and the collateral was adjusted on the next business day. The cash collateral is reinvested in overnight repurchases, backed by US governmental and agency securities equal to at least 102% of the cash, which cannot be re-pledged. Income earned from the security lending arrangement was shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $84,000, $114,000 and $125,000 in 2018, 2017 and 2016, respectively.

The collateral as of December 31, 2017 had an estimated fair value of approximately $121,628,000 which was comprised of cash of $10,678,000 and government securities of $110,950,000. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

Securities lending:

(in thousands of dollars)	Aggregate Cash Collateral Received
	December 31, 2018	December 31, 2017
	Fair Value	Fair Value
Open	$—	$10,678
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	—	—
181 to 365 Days	—	—
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	—	—

Total Collateral Received	$—	$10,678

(in thousands of dollars)	Aggregate Cash Collateral Reinvested
	December 31, 2018		December 31, 2017
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 Days or Less	—	—	10,678	10,678
31 to 60 Days	—	—	—	—
61 to 90 Days	—	—	—	—
91 to 120 Days	—	—	—	—
121 to 180 Days	—	—	—	—
181 to 365 Days	—	—	—	—
1 to 2 Years	—	—	—	—
2 to 3 Years	—	—	—	—
Greater Than 3 Years	—	—	—	—

Total Collateral Reinvested	$—	$—	$10,678	$10,678

Collatteral Received	$—	$—	$10,899	$10,899

Dollar repurchase agreement: None

Repurchase Agreements Transactions Accounted for as Secured Borrowing: None

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing:

a.

The company allowed for reverse repo transactions, and took risks to earn extra spread between income from investment of collateral and rebates paid to the securities borrowers. Therefore, cash collateral was only reinvested based on tight guidelines.

b.	As of December 31, 2017 all outstanding repurchase agreements were Tri-Party trades.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

c.	Original (Flow) & Residual Maturity:

Original (Flow) & Residual Maturity

December 31, 2018
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Open - No Maturity	$—	$—	$—	$—
b.	Overnight		59,176,700	20,803,561	—
c.	2 Days to 1 Week	—	—	—	—
d.	> 1 Week to 1 Month	—	—	—	—
e.	> 1 Month to 3 Months	—	—	—	—
f.	> 3 Months to 1 Year	—	—	—	—
g.	> 1 Year	—	—	—	—

Original (Flow) & Residual Maturity

December 31, 2017
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Open - No Maturity	$—	$—	$—	$—
b.	Overnight		43,789,983	16,265,121	10,678,000
c.	2 Days to 1 Week	—	—	—	—
d.	> 1 Week to 1 Month	—	—	—	—
e.	> 1 Month to 3 Months	—	—	—	—
f.	> 3 Months to 1 Year	—	—	—	—
g.	> 1 Year	—	—	—	—

d.	As of December 31, 2018 and December 31, 2017 there were no securities sold or acquired that resulted in default.

e.	Fair Value of Securities Acquired Under Repo:

December 31, 2018
MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
$—	$60,424,937	$21,265,906	$—

December 31, 2017
MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
$—	$44,658,380	$16,600,743	$10,899,005

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

f.	Securities Acquired Under Repo – by NAIC Designation:

Securities Acquired Under Repo - by NAIC Designation

December 31, 2018
	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	DOES NOT QUALIFY AS ADMITTED
a. Bonds - FV	$—	$—	$—	$—	$—	$—	$—	$—
b. LB & SS - FV	—	—	—	—	—	—	—	—
c. Preferred Stock - FV	—	—	—	—	—	—	—	—
d. Common Stock	—	—	—	—	—	—	—	—
e. Mortgage Loans - FV	—	—	—	—	—	—	—	—
f. Real Estate - FV	—	—	—	—	—	—	—	—
g. Derivatives - FV	—	—	—	—	—	—	—	—
h. Other Invested Assets - FV	—	—	—	—	—	—	—	—

i. Total Assets - FV	$—	$—	$—	$—	$—	$—	$—	$—

Securities Acquired Under Repo - by NAIC Designation

December 31, 2017
	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	DOES NOT QUALIFY AS ADMITTED
a. Bonds - FV	$—	$10,899,005	$—	$—	$—	$—	$—	$—
b. LB & SS - FV	—	—	—	—	—	—	—	—
c. Preferred Stock - FV	—	—	—	—	—	—	—	—
d. Common Stock	—	—	—	—	—	—	—	—
e. Mortgage Loans - FV	—	—	—	—	—	—	—	—
f. Real Estate - FV	—	—	—	—	—	—	—	—
g. Derivatives - FV	—	—	—	—	—	—	—	—
h. Other Invested Assets - FV	—	—	—	—	—	—	—	—

i. Total Assets - FV	$—	$10,899,005	$—	$—	$—	$—	$—	$—

g.	Collateral Received:

December 31, 2018
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Cash	$—	$—	$—	$—
b. Securities (FV)	—	60,424,937	21,265,906	—
c. Securities (BACV)	—	—	—	—
d. Nonadmitted Subset (BACV)	—	—	—	—

December 31, 2017
	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Cash	$—	$—	$—	$—
b. Securities (FV)	—	44,658,380	16,600,743	10,899,005
c. Securities (BACV)	—	—	—	—
d. Nonadmitted Subset (BACV)	—	—	—	—

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

h.	Allocation of Aggregate Collateral by Remaining Contractual Maturity:

Allocation of Aggregate Collateral by Remaining Contractual Maturity

December 31, 2018
		Amortized Cost	Fair Value
a.	Overnight and Continuous	$—	$—
b.	30 Days or Less	—	—
c.	31 to 90 Days	—	—
d.	> 90 Days	—	—

Allocation of Aggregate Collateral by Remaining Contractual Maturity

December 31, 2017
		Amortized Cost	Fair Value
a.	Overnight and Continuous	$10,899,005	$10,899,005
b.	30 Days or Less	—	—
c.	31 to 90 Days	—	—
d.	> 90 Days	—	—

i.	Recognized Receivable for Return of Collateral:

		December 31, 2018
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Cash	$—	$—	$—	$—
b.	Securities (FV)	—	59,176,700	20,803,561	—

		December 31, 2017
		MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a.	Cash	$—	$—	$—	$—
b.	Securities (FV)	—	43,789,983	16,265,121	10,678,000

j.	As of December 31, 2018 and December 31, 2017 there was no liability recognized to return cash collateral.

Repurchase Agreements Transactions Accounted for as a Sale: None

Reverse Repurchase Agreements Transactions Accounted for as a Sale: None

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life, universal life and annuity policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2018 and 2017, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded to Leschi, a wholly owned subsidiary, was ceded to ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Effective January 1, 2015, the Company cedes to ZIC 75% of its contractual risk for new issues of certain term insurance policies subject to simplified underwriting. Effective December 1, 2015, the Company cedes to ZIC 100% of its contractual risk for new and in-force issues of its indexed universal life product. Premiums ceded to ZIC approximated $309,168,000, $276,998,000 and $241,779,000 for the years ended December 31, 2018, 2017, and 2016, respectively. Claims ceded to ZIC were approximately $96,459,000, $80,897,000 and $58,389,000 for the years ended December 31, 2018, 2017 and 2016, respectively. Changes in reserves ceded to ZIC were approximately $136,625,000, $138,166,000 and $138,730,000 for the years ended December 31, 2018, 2017 and 2016, respectively.

Premiums assumed from unaffiliated companies approximated $193,000, $234,000 and $9,949,000 for the years ended December 31, 2018, 2017 and 2016, respectively. Premiums ceded to unaffiliated companies approximated $195,796,000, $2,487,097,000 and $184,184,000 for the years ended December 31, 2018, 2017 and 2016, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $248,000, $157,000 and $13,865,000 for the years ended December 31, 2018, 2017 and 2016, respectively. Claims ceded to unaffiliated companies were approximately $143,104,000, $139,785,000 and $140,275,000 for the years ended December 31, 2018, 2017 and 2016, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($269,000), ($644,000), and ($515,000) for the years ended December 31, 2018, 2017 and 2016, respectively. Changes in reserves ceded to unaffiliated companies were approximately ($102,381,000), $2,066,421,000 and $26,525,000 for the years ended December 31, 2018, 2017 and 2016, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2018 and 2017 would be approximately $15,033,000 and $22,185,000, respectively.

Per the requirements of Actuarial Guideline XLVIII for Companies that have Covered Policies Requiring the Analysis Pursuant to this Actuarial Guideline, the appointed actuary has performed an analysis, as to each reinsurance arrangement under which Covered Policies have been ceded, of the security supporting the Covered Policies and states that funds consisting of Primary Security in an amount at least equal to the Required Level of Primary Security are held by or on behalf of the Company in Trust.

There were three products issued by the Company in 2015 that were ceded to an unauthorized reinsurer and are thus subject to the requirements applied by Actuarial Guideline 48. Two of these products are XXX business – Farmers Value Term and Simple Term – and one is AXXX business – Farmers Indexed Universal Life.

As of December 31, 2018, per section 4a of Actuarial Guideline 48, the Required Level of Primary Security for each of these three products was equal to the Ceded Statutory Reserves given in the table below. As of December 31, 2018, there were $218.7 million of Primary Security assets held in Trust on behalf of the Company.

Required Level of Primary Security ($000,000) as of 12/31/2018
Simple Term	Farmers Value Term	Farmers Indexed Universal Life	Total
0.84	10.05	36.42	47.31

On May 17th, 2017, with an effective date of April 1, 2017, the Company executed a reinsurance agreement with the Reinsurance Group of America, Incorporated for the Company’s Deferred Annuity, Structured Settlement and Variable Annuity blocks of business. The Deferred Annuity, Structured Settlement and general account of the Variable Annuity blocks were reinsured on a coinsurance basis, while the separate account of the Variable Annuity block was reinsured on a modified coinsurance basis. Approximately $2,280,901,000 in assets were transferred and recorded as premium and $2,107,981,000 in statutory reserves were transferred through the reinsurance transaction. An initial ceding commission of $23,446,000 was paid from RGA to the Company at inception of the transaction. The total transaction costs were $2,328,000.

9.	Surplus and Restrictions

Statutory surplus of approximately $448,161,000 and $468,858,000 as of December 31, 2018 and 2017, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2018 and 2017 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval (or non-disapproval) of the OIC is limited to the lesser of: (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2018 and 2017 are $44,816,000 and $46,858,000, respectively. Dividends are determined by the board of directors.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

On May 22, 2018, the Company declared an extraordinary dividend in the amount of $95,000,000 that was paid to FGI on June 22, 2018 with the non-disapproval of the Washington Office of the Insurance Commissioner. On November 16, 2018, the Company declared an extraordinary dividend in the amount of $95,000,000 that was paid to FGI on December 17, 2018 with the non-disapproval of the Washington Office of Insurance Commissioner. All distributions were considered extraordinary due to the rolling twelve month limitation on dividend distributions.

10.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

FGI announced on October 20, 2016 that it would freeze all pension plan benefits (final average earnings and cash balance formulas) effective December 31, 2018. This will impact all Farmers employees that may be eligible for pension benefits. The impacted employees, however, will keep all benefits accrued through December 31, 2018, but will no longer be accruing benefits after that date. As part of this change, starting January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees’ 401K Savings Plan as explained in note 11.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $16,615,000, $14,153,000 and $10,183,000 for the years 2018, 2017 and 2016, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

11.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. Effective January 1, 2019, FGI will contribute an additional 4% of eligible pay to employees 401K Savings Plan, regardless of contribution. All employees, including new hires, are vested in the 401K Savings Plan immediately.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

The STIP program has two drivers. The award pool funding is determined by the Company meeting predetermined business performance metrics each year. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2018, 2017 and 2016 was approximately $5,797,000, $5,923,000 and $7,452,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,078,000, $2,286,000 and $2,507,000 for the years ended December 31, 2018, 2017, and 2016, respectively.

12.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2018 and 2017 are as follows:

	2018
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$129,784	$533	$130,317
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	129,784	533	130,317
Deferred tax assets nonadmitted	(53,631)	—	(53,631)

Subtotal net admitted deferred tax assets	76,153	533	76,686
Deferred tax liabilities	(23,750)	(4)	(23,754)

Net admitted deferred tax asset	$52,403	$529	$52,932

	2017
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$124,207	$4,841	$129,048
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	124,207	4,841	129,048
Deferred tax assets nonadmitted	(49,975)	—	(49,975)

Subtotal net admitted deferred tax assets	74,232	4,841	79,073
Deferred tax liabilities	(23,968)	—	(23,968)

Net admitted deferred tax asset	$50,264	$4,841	$55,105

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

	Change
(in thousands of dollars)	Ordinary	Capital	Total
Gross deferred tax assets	$5,577	$(4,308)	$1,269
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	5,577	(4,308)	1,269
Deferred tax assets nonadmitted	(3,656)	—	(3,656)

Subtotal net admitted deferred tax assets	1,921	(4,308)	(2,387)
Deferred tax liabilities	218	(4)	214

Net admitted deferred tax asset	$2,139	$(4,312)	$(2,173)

The SSAP No. 101 admission calculation components are as follows:

	2018
(in thousands of dollars)	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$533	$533
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	52,399	—	52,399
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	52,399	—	52,399
Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	59,284
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	23,754	—	23,754

Deferred tax assets admitted as the result of application of SSAP No. 101	$76,153	$533	$76,686

Ratio percentage used to determine recovery period and threshold limitation amount			699%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$425,549

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

	2017
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$4,841	$4,841

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	50,264	—	50,264

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	50,264	—	50,264

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	62,063

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	23,968	—	23,968

Deferred tax assets admitted as the result of application of SSAP No. 101	$74,232	$4,841	$79,073

Ratio percentage used to determine recovery period and threshold limitation amount			748%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$450,063

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(4,308)	$(4,308)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	2,135	—	2,135

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	2,135	—	2,135

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(2,779)

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	(214)	—	(214)

Deferred tax assets admitted as the result of application of SSAP No. 101	$1,921	$(4,308)	$(2,387)

Ratio percentage used to determine recovery period and threshold limitation amount			-49%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$(24,514)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2018
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$129,784	$533
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$76,153	$533
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	0%

	2017
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$124,207	$4,841
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$74,232	$4,841
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

	Change
	Ordinary Percent	Capital Percent
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$5,577	$(4,308)
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	-100%
Net admitted adjusted gross DTAs	$1,921	$(4,308)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	-100%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred for the years ended December 31, 2018, 2017 and 2016 consisted of the following major components:

(in thousands of dollars)	2018	2017	2016
Current income tax
Federal income tax	$34,368	$(2,407)	$69,042
Federal income tax on net capital gains / (losses)	4,071	60,750	2,208
Current tax impact of SSAP 3 adjustment	—	—	(2,022)

Federal income taxes incurred	$38,439	$58,343	$69,228

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2018 and 2017 were as follows:

(in thousands of dollars)	2018	2017	Change
Deferred tax assets
Ordinary
Deferred acquisition costs	$75,821	$68,595	$7,226
Life insurance reserves	44,187	45,735	(1,548)
Compensation and benefits accrual	3,716	3,899	(183)
Nonadmitted assets	3,644	3,748	(104)
Depreciable assets	—	1,541	(1,541)
Other	2,416	689	1,727

	129,784	124,207	5,577
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	(53,631)	(49,975)	(3,656)

Admitted ordinary deferred tax assets	76,153	74,232	1,921

Capital
Investments	494	4,825	(4,331)
Unrealized loss on investments	39	16	23
Real Estate	—	—	—
Net capital loss carryforward	—	—	—

	533	4,841	(4,308)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted deferred tax assets	—	—	—

Admitted capital deferred tax assets	533	4,841	(4,308)

Admitted deferred tax assets	76,686	79,073	(2,387)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	18,721	19,270	(549)
Pension	2,118	1,211	907
Internally developed software	1,517	2,670	(1,153)
Fixed Assets	778	—	778
Market discount on bonds	616	817	(201)

Total ordinary deferred tax liabilities	23,750	23,968	(218)

Capital
Unrealized gain on investments	4	—	4

Total capital deferred tax liabilities	4	—	4

Total deferred tax liabilities	23,754	23,968	(214)

Net admitted deferred tax assets	$52,932	$55,105	$(2,173)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

The change in net deferred income taxes as of December 31, 2018 and 2017 was composed of the following:

(in thousands of dollars)	2018	2017	Change
Total deferred tax assets	$130,317	$129,048	$1,269
Total deferred tax liabilities	(23,754)	(23,968)	214

Net deferred tax asset (liability)	$106,563	$105,080	1,483

Tax effect of unrealized gains (losses)			(19)

Change in net deferred income tax (charge) benefit			$1,464

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2018	2017	2016
Provision computed at statutory rate	$40,822	$112,064	$76,191
Nonadmitted assets	104	1,497	881
Separate account dividend received deduction	(316)	(555)	(521)
Amortization of interest maintenance reserve	(948)	(2,032)	(2,279)
Prior year under/(over) accrual of income taxes	(3,351)	(197)	195
Other	(101)	105	16
Realized gain on own use property in surplus	765	—	—
Change in tax rate	—	70,042	—
Ceding Commissions	—	5,334	—
Realized gain on reinsurance transaction	—	(42,050)	—
Policy loan interest change in surplus (current)	—	—	(2,022)

	$36,975	$144,208	$72,461

Federal income tax incurred-operations	$34,368	$(2,407)	$67,020
Tax on capital gains (losses)	4,071	60,750	2,208
Change in net deferred income tax	(1,464)	85,865	3,233

Total statutory income taxes	$36,975	$144,208	$72,461

As of December 31, 2018, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount
2018	$4,071
2017	60,675
2016	2,506

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

There were no deposits admitted under IRC §6603.

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Tax Cuts and Jobs Act (H.R.1) was enacted into law on December 22, 2017. The Act changes existing United States tax law and includes numerous provisions affecting businesses, including reducing the federal corporate tax rate from 35% to 21% and several base-broadening provisions. The Company re-valued the deferred tax assets and liabilities in the December 31, 2017 financial statements, which decreased admitted deferred tax assets by $36,646,000, and recorded a provisional estimate for the transition adjustment related to tax basis life reserves, which resulted in an increase in admitted deferred tax assets by $136,000.

The NAIC issued INT 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act to address the application of statutory accounting principles when a reporting entity does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act and provided that any subsequent adjustments to these amounts will be recorded in the period when the information necessary to update the estimate becomes available.

In the 2018 financial statements, the Company accounted for the 2018 federal corporate tax rate reduction and the tax effect on the base-broadening provisions. Additionally, the Company refined the tax impact resulting from the Tax Cuts and Jobs Act, including the transition adjustment related

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

to the tax basis reserves. The tax effect of the transition adjustment is $3,000,000 and the deduction will be included in taxable income for tax years 2018-2025. The transition adjustment increased the net admitted deferred tax assets by $284,000 as of December 31, 2018, which is an increase of $148,000 over the provisional estimate.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

13.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company has accrued liabilities for guaranty fund assessments of $1,381,000 and $1,573,000 for December 31, 2018 and December 31, 2017, respectively; and related premium tax benefit assets of $1,015,000 and $1,211,000 for December 31, 2018 and December 31, 2017, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

14.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment to invest $700,000,000 in private placement securities. In 2015 the commitment increased to $1,000,000,000. The remaining commitment for investment in private placement securities as of December 31, 2018 and 2017 was approximately $41,850,000, including reinvestment of principal repayment and maturities, and $5,520,000, respectively. The Company also entered into a commitment to invest $600,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2018 was approximately $22,720,000 including reinvestment of principal repayment and maturities.

In December 2005, the Company sold real property, Mercerdale, occupied by the Company for $39,550,000. Under the terms of the agreement, the Company leased back the property from the purchaser for a period of 13 years. The sale-leaseback transaction did not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease. The gain of approximately

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

$29,250,000 realized in this transaction was deferred and accreted to income in proportion to rent charged over the term of the lease. The Company moved locations in December 2018 from the Mercerdale office and is no longer receiving any economic benefit from the lease. As a result, the Company recognized all future lease payments, including incremental cost to maintain the lease as well as any remaining deferred gain in the current year statement of operations. The Company will continue making lease payments on the Mercerdale office with future rental payments totaling $6,716,000 as of December 31, 2018. The Company recognized approximately $6,800,000, $2,159,000 and $2,101,000 of this gain for the years ended December 31, 2018, 2017 and 2016, respectively.

In March 2018, the Company sold a real property, OSL, occupied by the Company for $8,875,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 5 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company accounts for the leaseback as an operating lease.

The net of tax gain of approximately $2,878,000 realized in this transaction has been deferred to Special Surplus and is being amortized to Unassigned Funds Surplus in proportion to rent charged over the term of the lease of 5 years. The Company has amortized approximately $269,000 of the gain to Unassigned Funds Surplus for the year ended December 31, 2018. The remaining deferred gain on sale as of December 31, 2018 was $2,609,000 and is included in aggregate write-ins for special surplus liabilities on the balance sheet.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis.

As of December 31, 2018, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)
Years Ending December 31,
2019	$4,818
2020	5,658
2021	2,323
2022	2,393
2023 & later	13,368

Total future minimum payments required*	$28,560

*	Minimum payments have not been reduced by minimum sublease rentals of $15,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

	Years Ending December 31,
(in thousands of dollars)	2018	2017	2016
Minimum rentals	$3,821	$2,834	$2,841
Less: Sublease rentals	(15)	(15)	(15)

	$3,806	$2,819	$2,826

15.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2018, there were 36 subaccounts available for the VUL products, 46 subaccounts available for variable annuity, 41 subaccounts available for Farmers EssentialLife VUL and 21 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

As of December 31, 2018 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets
Farmers Variable Annuity	$190,306
Farmers Variable Universal Life	313,707
Farmers LifeAccumulator VUL	23,073
Farmers EssentialLife VUL	219,187

$746,273

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2018 is $329,875,000. The fund value is $315,590,000. The maximum guarantee excess is $14,285,000.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges

2018	$296
2017	306
2016	303
2015	333
2014	357

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)
Year	Separate Account Guarantees

2018	$87
2017	209
2016	167
2015	47
2014	33

Premiums, considerations or deposits received for the years ended December 31, 2018, 2017 and 2016, were approximately $119,092,000, $112,706,000 and $102,436,000, respectively.

Reserves for accounts with assets as of December 31, 2018 and 2017, at market value are approximately $725,884,000 and $781,258,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2018, 2017 and 2016 is as follows:

(in thousands of dollars)	2018	2017	2016

Transfers (from)/to as reported in the statements of operations of the separate accounts	$2,164	$728	$5,851
Less: Sundry general income/(expense)	(160)	107	(24)
Transfers ceded (from)/to Reinsurer	157	(308)	—

Net transfers (from)/to separate accounts	$2,161	$527	$5,827

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

16.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2018 and 2017:

	2018		2017
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading
Type
Ordinary new business	$6,475	$1,077	$7,459	$1,383
Ordinary renewal	152,371	89,577	156,239	91,268

	$158,846	$90,654	$163,698	$92,651

17.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2018 and 2017:

(in thousands of dollars)	2018
	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$184,301	$—	$184,301	7.4%
At fair value	—	190,107	190,107	7.6

Total with market value adjustment or at fair value	184,301	190,107	374,408	15.0
At book value without adjustment (minimal or no charge or adjustment)	1,597,149	—	1,597,149	64.0
Not subject to discretionary withdrawal	524,923	—	524,923	21.0

Total	2,306,373	190,107	2,496,480	100.0%

Reinsurance ceded	1,979,293	—	1,979,293

Total (net)	327,080	190,107	517,187

(in thousands of dollars)	2017
	General Account	Separate Account with Guarantees	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$228,882	$—	$228,882	8.8
At fair value	—	227,040	227,040	8.7

Total with market value adjustment or at fair value	228,882	227,040	455,922	17.5
At book value without adjustment (minimal or no charge or adjustment)	1,612,542	—	1,612,542	61.7
Not subject to discretionary withdrawal	545,093	—	545,093	20.8

Total	2,386,517	227,040	2,613,557	100.0

Reinsurance ceded	2,060,632	—	2,060,632

Total	$325,885	$227,040	$552,925

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

18.	Reconciliation to Annual Statement

At December 31, 2017 there was an annual statement to audited statement adjustment for the cash flow statement to tie back the federal and foreign income taxes paid line ($58,100,000) back to the actual cash payments made for the year ($66,500,000) net of the settlement with FGI for 2017 ($8,400,000).

There was an annual statement to audited statement adjustment as of December 31, 2017 for the cash flow statement presentation of the reinsurance transaction of $2,280,901,000 with Reinsurance Group of America. For the audited statement, we are presenting this as a non-cash related transaction. While this did not change the total cash balance within the balance sheet it did change the following lines within the cash flow statement which is reconciled below:

Statutory Cash Flow Statement	2017 as reported in annual statement ($‘000)	2017 as reported in audited financial statements ($‘000)
1. Premiums collected net of reinsurance	$(1,733,827)	$547,074
2. Net Investment Income	$220,111	$220,148
5. Benefits and loss related payments	$266,973	$487,981
9. Federal and foreign income taxes paid	$52,960	$58,100
11. Net cash from operations	$(1,928,613)	$126,178
12. Bonds	$2,974,674	$693,773
12.8 Total investment proceeds	$3,112,846	$831,945
13.6 Miscellaneous applications	$17,843	$12,740
15. Net cash from investments	$2,256,010	$(19,788)
16.4 Net deposits on deposit-type contracts and other insurance liabilities	$(211,058)	$9,950
17. Net cash from financing and miscellaneous sources	$(364,438)	$(143,430)
19.2 End of year cash balance	$69,193	$69,193

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

For The Years Ended December 31, 2018, 2017 and 2016

At December 31, 2016 there was an annual statement to audited statement adjustment for the cash flow statement to tie back the federal and foreign income taxes paid line ($66,552,000) back to the actual cash payments made for the year ($76,000,000) net of the settlement with FGI for 2016 ($9,448,000). While this did not change the total cash balance within the balance sheet it did change the following lines within cash flow statement which is reconciled below:

Statutory Cash Flow Statement	2016 as reported in annual statement ($‘000)	2016 as reported in audited financial statements ($‘000)
2. Net Investment Income	$279,205	$272,317
5. Benefit and loss related to payments	$511,297	$520,992
9. Federal and foreign income taxes paid	$70,785	$66,552
11. Net cash from operations	$174,818	$162,468
12.7 Miscellaneous proceeds	$12,592	$10,109
13.6 Miscellaneous applications	$4,205	$1,000
15. Net cash from investments	$(10,865)	$(14,428)
16.6 Other cash provide (applied)	$(11,314)	$(4,213)
17. Net cash from financing and miscellaneous sources	$(111,066)	$(103,965)
19.2 End of year cash balance	$106,234	$106,234

19.	Subsequent Events

As of the report date, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the Company’s statutory financial statements.

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2018

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by the independent auditors and utilized by the company’s actuaries in the determination of reserves:

Investment income earned

U.S. government bonds	$8,411,517
Other bonds (unaffiliated)	108,829,636
Common stocks (unaffiliated)	—
Mortgage loans	21,576,716
Real estate	11,430,603
Contract loans	19,643,041
Cash, cash equivalents and short-term investments	2,011,994
Aggregate write-ins for investment income	4,364,852

Total gross investment income	$176,268,359

Real estate owned - book value less encumbrances	$109,288,460

Mortgage loans - book value
Commercial mortgages	$577,280,457

Total mortgage loans	$577,280,457

Mortgage loans by standing - book value
Good standing	$577,280,457

Other long-term invested assets (Schedule BA) - statement value	$100,000,000

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2018

Bonds and short-term investments by class and maturity
Bonds by maturity-statement value
Due with 1 year or less	$184,215,629
Over 1 year through 5 years	844,109,727
Over 5 years through 10 years	864,464,233
Over 10 years through 20 years	693,410,647
Over 20 years	260,798,576

Total by maturity	$2,846,998,812

Bonds by class - statement value
Class 1	$1,808,022,178
Class 2	963,751,186
Class 3	59,107,531
Class 4	16,117,917
Class 5	—
Class 6	—

Total by class	$2,846,998,812

Total bonds publicly traded	$1,512,913,575

Total bonds privately placed	$1,334,085,237

Common stocks - equity value	$632,132

Short-term investments - book value	$—

Cash on deposit	$111,381,721

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Years Ended December 31, 2018

(in thousands of dollars)

Life insurance in force:
Industrial	$—

Ordinary	$66,379,474

Credit life	$—

Group life	$1,629

Amount of additional accidental death benefits in force under ordinary policies	$2,669,802

Life insurance policies with disability provisions in force:
Industrial	$—

Ordinary	$35,244,899

Credit life	$—

Group life	$240

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Years Ended December 31, 2018

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$23,245,321

Income payable	$128,886

Ordinary - involving life contingencies
Income payable	$122,851

Annuities
Ordinary
Immediate-amount of income payable	$10,177,949

Deferred-fully paid-account balance	$—

Deferred-not fully paid account balance	$—

Accident and health insurance-premiums in force:
Ordinary	$20,109,903

Group	$24

Credit	$—

Deposit funds and dividend accumulations
Deposit funds-account-balance	$173,249,614

Other accidental and health
2018	$1,035,000

2017	$3,541,000

2016	$2,905,000

2015	$4,222,000

2014	$3,225,000

Prior years	$632,000

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2018

The following is a summary of certain financial data included in other exhibits and schedules in the Company’s 2018 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2018 Audited Statement are $4,030,189,478.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories

Bonds
U.S. treasury securities	$313,990,722	7.791%	$313,990,722	7.791%
U.S. government obligations issued by U.S. government-sponsored agencies	199,561	0.005%	199,561	0.005%
Foreign government (including Canadian, excluding mortgage-backed securities)	2,353,175	0.058%	2,353,175	0.058%
Securities issued by states, territories and possessions and political subdivisions in the U.S.	5,200,768	0.129%	5,200,768	0.129%
Political subdivisions of state, territories and possessions general obligations	18,973,663	0.471%	18,973,663	0.471%
Revenue and assessment obligations
Mortgage-backed securities	62,871,803	1.560%	62,871,803	1.560%
Pass-through securities
Guaranteed by GNMA	9,659,585	0.240%	9,659,585	0.240%
Issued by FNMA, FHLMC & GNMA	103,296,791	2.563%	103,296,791	2.563%
All other	0	0.000%	0	0.000%
CMOs and REMICs
Issued by FNMA and FHLMC	257,768,047	6.396%	257,768,047	6.396%
Issued by non-U.S. government issuers
All other	256,014,597	6.352%	256,014,597	6.352%
Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	1,476,262,469	36.630%	1,476,262,469	36.630%
Unaffiliated foreign securities	340,407,631	8.446%	340,407,631	8.446%
Equity interests
Unaffiliated	632,132	0.016%	632,132	0.016%
Mortgage loans
Commercial loans	577,280,457	14.324%	577,280,457	14.324%
Real estate investments
Property held for the production of income	109,288,460	2.712%	109,288,460	2.712%
Property held for sale	0	0.000%	0	0.000%
Contract loans	282,878,906	7.019%	282,878,906	7.019%
Receivables for Securities	299,158	0.007%	299,158	0.007%
Securities Lending	0	0.000%	0	0.000%
Cash, cash equivalents and short-term investments	112,811,553	2.799%	112,811,553	2.799%
Other invested assets	100,000,000	2.481%	100,000,000	2.481%

Total invested assets	$4,030,189,478	100.00%	$4,030,189,478	100.00%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2018

The Company’s total admitted assets, excluding separate account assets, as filed in the 2018 Annual Statement were $4,300,437,240.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Description of Exposure	Amount	Percentage of Total Admitted Assets
Farmers Insurance Exchange	Surplus Note	$100,000,000	2.3%
Mount Evans 2 Ltd.	Corporate Bonds	84,672,320	2.0%
FNR 2016-95 UC/2016-97 PL/2016-101 KY/2016-99 PJ/2016-94 MB/2016-88 B	Corporate Bonds	41,691,228	1.0%
Majestic Realty Company	Mortgage Loan	40,371,585	0.9%
AEW Capital Management, L.P.	Mortgage Loan	34,842,520	0.8%
Galvin (CHI Ind 1 LLC)	Direct Real Estate	25,682,047	0.6%
Franklin (BOS Office 3 LLC)	Direct Real Estate	25,306,183	0.6%
Stockbridge Capital Group	Mortgage Loan	24,949,976	0.6%
FN Pool 387825	Mortgage-Back Securities	24,672,398	0.6%
Garden Homes	Mortgage Loan	23,168,641	0.5%

The amounts and percentages of the Company’s total admitted assets held in bonds by NAIC rating are as follows:

	Bonds
	Book Value	Percentage
NAIC - 1	$1,808,022,178	42.04%
NAIC - 2	963,751,186	22.41%
NAIC - 3	59,107,531	1.37%
NAIC - 4	16,117,917	0.37%
NAIC - 5	—	0.00%
NAIC - 6	—	0.00%

	$2,846,998,812	66.20%

The Company holds admitted assets in foreign investments of approximately $266,619,961 or 6.2% of total admitted assets.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2018

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC - 1	$259,269,348	6.0%
Countries rated NAIC - 2	7,350,613	0.2%
Countries rated NAIC - 3 or below	—	0.0%

	$266,619,961	6.2%

The Company’s largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC - 1
United Kingdom	$112,597,267	2.6%
Australia	33,636,522	0.8%
Countries rated NAIC - 2
Italy	7,350,613	0.2%
Countries rated NAIC - 3 or below	—	0.0%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2018

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating	Issuer	Amount	Percentage of Total Admitted Assets
2FE	Mount Evans 2 Ltd.	$84,672,320	2.0%
2FE	Transurban Group	15,759,306	0.4%
1	Fonterra Co Operative Group Ltd	15,618,987	0.4%
2FE	WINDMW GMBH	11,455,475	0.3%
1	Sodexo SA	11,219,895	0.3%
1	SAFTE Group SA	10,000,448	0.2%
2FE	Orica Finance Limited	9,744,747	0.2%
1FE	HSBC Holdings PLC	8,510,631	0.2%
1FE	EMPRESA DE TRANSPORTE ME	7,884,666	0.2%
2Z	Ariston Thermo Benelux SA	7,350,613	0.2%

The Company holds Canadian investments of approximately $93,645,263 or 2.2% of total admitted assets, which is below the threshold of 2.50%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $632,132 or .01% of total admitted assets, which is below the threshold of 2.50%.

The Company holds approximately $577,280,457or 13.4% of total admitted assets, in mortgage loans, which is above the threshold of 2.50%. Of the total invested, 13.1% was made in loans with an LTV range of 70% or less, with the remaining 0.3% in the 71-80% range.

The Company holds approximately $109,288,460 or 2.54% of total admitted assets, in investment real estate properties, which is above the threshold of 2.50%

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

Date	Amount	Percentage of Total Admitted Assets
March 31, 2018 (unaudited)	$36,980,710	Not applicable
June 30, 2018 (unaudited)	6,311,040	Not applicable
September 30, 2018 (unaudited)	7,093,955	Not applicable
December 31, 2018	—	0.000%

Question 21 is not applicable as the Company does not hold any investments in warrants, options, caps and floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards or futures contracts.

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2018

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Farmers New World Life Insurance Company and the Contract Owners of Farmers Variable Life Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Farmers Variable Life Separate Account A indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Farmers Variable Life Separate Account A as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds Insurance Series Asset Allocation Fund (1)	American Funds Insurance Series Capital Income Builder Fund (1)

American Funds Insurance Series Global Growth and Income Fund (1)	American Funds Insurance Series Global Growth Fund (1)

American Funds Insurance Series Growth Fund (1)	American Funds Insurance Series Growth-Income Fund (1)

American Funds Insurance Series International Fund (1)	Calvert Variable Series, Inc. VP SRI Mid Cap Portfolio (1)

DWS Investments VIT Funds – Class B Shares Equity 500 Index VIP (1) (2)	DWS Variable Series I – Class A Shares Bond VIP (1) (2)

DWS Variable Series I – Class A Shares Core Equity VIP (1) (2)	DWS Variable Series I – Class A Shares CROCI® International VIP (1) (2)

DWS Variable Series I – Class A Shares Global Small Cap VIP (1) (2)	DWS Variable Series II – Class A Shares CROCI® U.S. VIP (1) (2)

DWS Variable Series II – Class A Shares Government & Agency Securities VIP (1) (2)	DWS Variable Series II – Class A Shares Government Money Market VIP (1) (2)

DWS Variable Series II – Class A Shares High Income VIP (1) (2)	DWS Variable Series II – Class A Shares Small Mid Cap Growth VIP (1) (2)

Dreyfus Variable Investment Fund – Service Class Shares Opportunistic Small Cap Portfolio (1)	Dreyfus Variable Investment Fund – Service Class Shares Quality Bond Portfolio (1)

Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares Sustainable U.S. Equity Portfolio (1)	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares VIP Growth Portfolio (1)

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares VIP Index 500 Portfolio (1)	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares VIP Mid Cap Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2005 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2010 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2015 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2020 Portfolio (1)

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002- 5021,
T: 713 356 4000; F: 713 356 4717, www.pwc.com/us

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2025 Portfolio (1)	Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom 2030 Portfolio (1)

Fidelity VIP Freedom Funds – Service Class 2 Shares VIP Freedom Income Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 20% Portfolio (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 50% Portfolio (1)	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 70% Portfolio (1)

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares VIP FundsManager 85% Portfolio (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Developing Markets VIP Fund (1)

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Small Mid Cap Growth VIP Fund (1)	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares Small Cap Value VIP Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Shares Mid Cap Value Fund (1)	Goldman Sachs Variable Insurance Trust – Institutional Class Shares Small Cap Equity Insights Fund (1)

Goldman Sachs Variable Insurance Trust – Institutional Class Shares Strategic Growth Fund (1)	Janus Henderson VIT Balanced Portfolio (Service Shares) (1)

Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	Janus Henderson VIT Forty Portfolio (Institutional Shares) (1)

PIMCO Variable Insurance Trust – Administrative Class Shares VIT International Bond Portfolio (U.S. Dollar-Hedged) (1) (3)	PIMCO Variable Insurance Trust – Administrative Class Shares VIT Low Duration Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Capital Appreciation Account (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Diversified International Account (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds Equity Income Account (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds LargeCap Growth Account (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds MidCap Account (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds SmallCap Account (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Government & High Quality Bond Account (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Income Account (1)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds Short-Term Income Account (1)	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Balanced Portfolio (1)

Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Conservative Balanced Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios SAM Conservative Growth Portfolio (1)

2

Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Flexible Income Portfolio (1)	Principal Variable Contracts Funds, Inc. (“PVC”)– Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios SAM Strategic Growth Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2018, and statements of changes in net assets for the years ended December 31, 2018 and 2017.
(2)	These funds were rebranded from The Deutsche funds to the DWS funds effective July 2, 2018.
(3)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.

Basis for Opinions

These financial statements are the responsibility of the Farmers New World Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Farmers Variable Life Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Farmers Variable Life Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 30, 2019

We have served as the auditor of one or more of the subaccounts in Farmers Variable Life Separate Account A since 2001.

3

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2018

	American Funds Insurance Series							Calvert Variable Series, Inc.
	Asset Allocation Fund	Capital Income Builder Fund	Global Growth and Income Fund	Global Growth Fund	Growth Fund	Growth-Income Fund	International Fund	VP SRI Mid Cap Portfolio

Assets
Investments, at fair value	$1,128,334	$1,282,447	$1,019,346	$1,339,404	$6,400,359	$2,642,748	$440,210	$191,778
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	1,128,334	1,282,447	1,019,346	1,339,404	6,400,359	2,642,748	440,210	191,778

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$1,128,334	$1,282,447	$1,019,346	$1,339,404	$6,400,359	$2,642,748	$440,210	$191,778

Accumulation units outstanding	96,052	122,738	84,908	108,100	457,203	202,716	37,360	8,864

Shares owned in each portfolio	53,526	137,014	78,472	52,526	92,118	58,859	25,012	6,979

Market value per share	$21.08	$9.36	$12.99	$25.50	$69.48	$44.90	$17.60	$27.48

Cost of investments	$1,225,595	$1,371,337	$1,167,452	$1,523,679	$7,005,711	$2,862,696	$506,586	$211,690

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$191,778
Accumulation units outstanding	—	—	—	—	—	—	—	8,864
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$21.63
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$1,128,334	$1,282,447	$1,019,346	$1,339,404	$6,400,359	$2,642,748	$440,210	$—
Accumulation units outstanding	96,052	122,738	84,908	108,100	457,203	202,716	37,360	—
Unit value of accumulation units	$11.75	$10.45	$12.01	$12.39	$14.00	$13.04	$11.78	$—

The accompanying notes are an integral part of these financial statements.

4

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2018

	DWS Investments VIT Funds – Class B Shares (1)	DWS Variable Series I – Class A Shares (1)				DWS Variable Series II – Class A Shares (1)
	Equity 500 Index VIP	Bond VIP	Core Equity VIP	CROCI® International VIP	Global Small Cap VIP	CROCI® U.S. VIP	Government & Agency Securities VIP	Government Money Market VIP
Assets
Investments, at fair value	$2,010,070	$7,999,357	$3,817,238	$13,128,872	$11,046,886	$29,930,333	$2,459,411	$1,918,497
Dividends receivable	—	—	—	—	—	—	—	1,547

Total assets	2,010,070	7,999,357	3,817,238	13,128,872	11,046,886	29,930,333	2,459,411	1,920,044

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$2,010,070	$7,999,357	$3,817,238	$13,128,872	$11,046,886	$29,930,333	$2,459,411	$1,920,044

Accumulation units outstanding	120,251	503,659	183,328	1,809,266	582,623	1,008,263	149,696	175,942

Shares owned in each portfolio	106,409	1,509,313	388,325	2,110,751	1,239,830	2,223,650	225,427	1,918,493

Market value per share	$18.89	$5.30	$9.83	$6.22	$8.91	$13.46	$10.91	$1.00

Cost of investments	$2,064,944	$8,570,063	$3,638,551	$15,415,943	$14,731,051	$29,841,376	$2,635,206	$1,918,493

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$7,312,351	$3,817,238	$11,384,907	$8,329,479	$27,449,220	$1,727,758	$1,434,091
Accumulation units outstanding	—	449,341	183,328	1,614,216	395,547	880,722	94,946	127,319
Unit value of accumulation units	$—	$16.27	$20.82	$7.05	$21.06	$31.17	$18.20	$11.26
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$2,010,070	$—	$—	$—	$—	$234,778	$—	$—
Accumulation units outstanding	120,251	—	—	—	—	19,173	—	—
Unit value of accumulation units	$16.72	$—	$—	$—	$—	$12.24	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$687,006	$—	$1,743,965	$2,717,407	$2,246,335	$731,653	$485,953
Accumulation units outstanding	—	54,318	—	195,050	187,076	108,368	54,750	48,623
Unit value of accumulation units	$—	$12.65	$—	$8.94	$14.53	$20.73	$13.36	$9.99

(1)	The Deutsche funds were rebranded to DWS funds effective July 2, 2018.

The accompanying notes are an integral part of these financial statements.

5

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2018

	DWS Variable Series II – Class A Shares (1), continued		Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	High Income VIP	Small Mid Cap Growth VIP	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Sustainable U.S. Equity Portfolio	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Assets
Investments, at fair value	$6,625,032	$468,960	$6,200,489	$1,307,651	$1,469,387	$33,445,211	$33,717,797	$20,348,626
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	6,625,032	468,960	6,200,489	1,307,651	1,469,387	33,445,211	33,717,797	20,348,626

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$6,625,032	$468,960	$6,200,489	$1,307,651	$1,469,387	$33,445,211	$33,717,797	$20,348,626

Accumulation units outstanding	312,152	58,347	351,473	83,642	72,253	1,471,881	1,437,605	815,621

Shares owned in each portfolio	1,160,251	36,984	156,855	115,721	48,495	532,313	134,029	680,556

Market value per share	$5.71	$12.68	$39.53	$11.30	$30.30	$62.83	$251.57	$29.90

Cost of investments	$7,228,320	$530,648	$5,948,962	$1,299,199	$1,741,127	$26,291,647	$23,315,994	$21,840,553

Variable Universal Life contracts with expenses of 0.90%
Net assets	$4,642,927	$468,960	$4,312,274	$1,307,651	$159,776	$21,648,462	$21,374,593	$8,951,215
Accumulation units outstanding	200,794	58,347	249,833	83,642	9,679	983,395	907,065	228,864
Unit value of accumulation units	$23.12	$8.04	$17.26	$15.63	$16.50	$22.01	$23.56	$39.11
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$944,317	$—	$—
Accumulation units outstanding	—	—	—	—	—	48,432	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$19.50	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$1,982,105	$—	$1,888,215	$—	$1,309,611	$10,852,432	$12,343,204	$11,397,411
Accumulation units outstanding	111,358	—	101,640	—	62,574	440,054	530,540	586,757
Unit value of accumulation units	$17.80	$—	$18.58	$—	$20.93	$24.66	$23.27	$19.42

(1)	The Deutsche funds were rebranded to DWS funds effective July 2, 2018.

The accompanying notes are an integral part of these financial statements.

6

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2018

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio
Assets
Investments, at fair value	$108,800	$120,484	$175,739	$960,253	$1,573,461	$6,021,283	$613,677	$797,184
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	108,800	120,484	175,739	960,253	1,573,461	6,021,283	613,677	797,184

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$108,800	$120,484	$175,739	$960,253	$1,573,461	$6,021,283	$613,677	$797,184

Accumulation units outstanding	7,272	7,464	10,720	58,107	90,787	347,518	43,959	58,362

Shares owned in each portfolio	9,363	9,843	14,405	76,820	120,020	466,405	55,637	74,364

Market value per share	$11.62	$12.24	$12.20	$12.50	$13.11	$12.91	$11.03	$10.72

Cost of investments	$109,606	$123,644	$182,083	$953,308	$1,555,589	$5,850,519	$620,537	$828,848

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$108,800	$120,484	$175,739	$960,253	$1,573,461	$6,021,283	$613,677	$797,184
Accumulation units outstanding	7,272	7,464	10,720	58,107	90,787	347,518	43,959	58,362
Unit value of accumulation units	$14.96	$16.14	$16.40	$16.53	$17.33	$17.33	$13.96	$13.66

The accompanying notes are an integral part of these financial statements.

7

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2018

	Fidelity VIP FundsManager Portfolios –Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund
Assets
Investments, at fair value	$2,766,744	$5,333,280	$5,857,375	$4,939,913	$8,348,989	$7,384,525	$7,610,468	$3,295,976
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	2,766,744	5,333,280	5,857,375	4,939,913	8,348,989	7,384,525	7,610,468	3,295,976

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$2,766,744	$5,333,280	$5,857,375	$4,939,913	$8,348,989	$7,384,525	$7,610,468	$3,295,976

Accumulation units outstanding	173,819	313,762	330,753	244,841	397,578	363,925	228,674	131,723

Shares owned in each portfolio	237,693	457,400	505,382	578,444	548,554	505,789	590,416	317,838

Market value per share	$11.64	$11.66	$11.59	$8.54	$15.22	$14.60	$12.89	$10.37

Cost of investments	$2,876,316	$5,326,213	$5,958,780	$4,906,407	$9,895,260	$8,898,809	$8,327,733	$3,692,826

Variable Universal Life contracts with expenses of 0.90%
Net assets	$—	$—	$—	$4,939,913	$3,237,117	$3,226,349	$7,458,761	$2,794,484
Accumulation units outstanding	—	—	—	244,841	150,617	138,514	217,252	99,387
Unit value of accumulation units	$—	$—	$—	$20.18	$21.49	$23.29	$34.33	$28.12
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation units outstanding	—	—	—	—	—	—	—	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$660,678	$151,707	$501,492
Accumulation units outstanding	—	—	—	—	—	46,645	11,422	32,336
Unit value of accumulation units	$—	$—	$—	$—	$—	$14.16	$13.28	$15.51
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$2,766,744	$5,333,280	$5,857,375	$—	$5,111,872	$3,497,498	$—	$—
Accumulation units outstanding	173,819	313,762	330,753	—	246,961	178,766	—	—
Unit value of accumulation units	$15.92	$17.00	$17.71	$—	$20.70	$19.56	$—	$—

The accompanying notes are an integral part of these financial statements.

8

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2018

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued	Janus Henderson			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar- Hedged) (2)	VIT Low Duration Portfolio	Capital Appreciation Account	Diversified International Account
Assets
Investments, at fair value	$16,611,749	$12,325,101	$3,270,993	$38,319,992	$5,471,136	$5,273,530	$3,912,574	$662,577
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	16,611,749	12,325,101	3,270,993	38,319,992	5,471,136	5,273,530	3,912,574	662,577

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$16,611,749	$12,325,101	$3,270,993	$38,319,992	$5,471,136	$5,273,530	$3,912,574	$662,577

Accumulation units outstanding	750,969	549,435	115,870	1,802,799	258,604	343,065	192,103	56,112

Shares owned in each portfolio	1,698,543	346,308	51,929	1,088,636	504,717	523,168	152,954	47,978

Market value per share	$9.78	$35.59	$62.99	$35.20	$10.84	$10.08	$25.58	$13.81

Cost of investments	$18,951,329	$10,982,910	$2,119,523	$36,321,089	$5,258,967	$5,349,831	$3,518,427	$727,875

Variable Universal Life contracts with expenses of 0.90%
Net assets	$16,611,749	$3,361,326	$2,817,853	$25,890,935	$4,091,026	$4,316,908	$1,872,562	$—
Accumulation units outstanding	750,969	127,030	92,353	1,267,290	179,202	267,503	69,449	—
Unit value of accumulation units	$22.12	$26.46	$30.51	$20.43	$22.83	$16.14	$26.96	$—
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$—	$—	$—	$—	$—	$146	$—
Accumulation units outstanding	—	—	—	—	—	—	4	—
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$39.40	$—
Life Accumulator contracts with expenses of 0.30%
Net assets	$—	$—	$453,140	$—	$—	$—	$2,039,866	$662,577
Accumulation units outstanding	—	—	23,517	—	—	—	122,650	56,112
Unit value of accumulation units	$—	$—	$19.27	$—	$—	$—	$16.63	$11.81
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$8,963,775	$—	$12,429,057	$1,380,110	$956,622	$—	$—
Accumulation units outstanding	—	422,405	—	535,509	79,402	75,562	—	—
Unit value of accumulation units	$—	$21.22	$—	$23.21	$17.38	$12.66	$—	$—

(2)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.

The accompanying notes are an integral part of these financial statements.

9

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2018

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds			Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Equity Income Account	LargeCap Growth Account	MidCap Account	SmallCap Account	Government & High Quality Bond Account	Income Account	Short-Term Income Account	SAM Balanced Portfolio
Assets
Investments, at fair value	$8,447,556	$224,509	$10,530,246	$2,004,865	$64,564	$141,073	$194	$35,782,282
Dividends receivable	—	—	—	—	—	—	—	—

Total assets	8,447,556	224,509	10,530,246	2,004,865	64,564	141,073	194	35,782,282

Liabilities	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	—
Net assets	$8,447,556	$224,509	$10,530,246	$2,004,865	$64,564	$141,073	$194	$35,782,282

Accumulation units outstanding	325,897	13,655	111,968	191,777	5,959	12,091	18	1,878,418

Shares owned in each portfolio	372,796	8,001	218,561	140,791	6,825	14,164	77	2,604,242

Market value per share	$22.66	$28.06	$48.18	$14.24	$9.46	$9.96	$2.51	$13.74

Cost of investments	$7,320,785	$226,742	$9,779,500	$2,149,423	$69,518	$147,065	$187	$39,510,133

Variable Universal Life contracts with expenses of 0.90%
Net assets	$6,549,998	$—	$9,866,248	$1,862,828	$—	$—	$—	$12,102,090
Accumulation units outstanding	206,697	—	73,091	178,470	—	—	—	486,436
Unit value of accumulation units	$31.69	$—	$134.98	$10.44	$—	$—	$—	$24.88
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$11,120	$—	$—	$—	$—	$—	$34,627
Accumulation units outstanding	—	397	—	—	—	—	—	1,405
Unit value of accumulation units	$—	$28.09	$—	$—	$—	$—	$—	$24.65
Life Accumulator contracts with expenses of 0.30%
Net assets	$1,897,558	$213,389	$663,998	$142,037	$64,564	$141,073	$194	$2,331,742
Accumulation units outstanding	119,200	13,258	38,877	13,307	5,959	12,091	18	174,199
Unit value of accumulation units	$15.92	$16.10	$17.08	$10.67	$10.83	$11.67	$10.64	$13.39
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$—	$—	$—	$—	$—	$—	$—	$21,313,823
Accumulation units outstanding	—	—	—	—	—	—	—	1,216,378
Unit value of accumulation units	$—	$—	$—	$—	$—	$—	$—	$17.52

The accompanying notes are an integral part of these financial statements.

10

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2018

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$6,236,499	$71,593,270	$2,195,111	$86,999,915
Dividends receivable	—	—	—	—

Total assets	6,236,499	71,593,270	2,195,111	86,999,915

Liabilities	—	—	—	—

Total liabilities	—	—	—	—
Net assets	$6,236,499	$71,593,270	$2,195,111	$86,999,915

Accumulation units outstanding	354,825	3,404,745	131,504	4,073,530

Shares owned in each portfolio	571,631	4,231,281	186,977	4,803,971

Market value per share	$10.91	$16.92	$11.74	$18.11

Cost of investments	$6,725,621	$72,942,002	$2,316,983	$91,186,994

Variable Universal Life contracts with expenses of 0.90%
Net assets	$1,921,501	$33,950,788	$921,745	$41,738,663
Accumulation units outstanding	87,445	1,260,775	45,522	1,495,088
Unit value of accumulation units	$21.97	$26.93	$20.25	$27.92
Life Accumulator contracts with expenses of 0.70%
Net assets	$—	$813	$—	$6,993
Accumulation units outstanding	—	30	—	250
Unit value of accumulation units	$—	$26.97	$—	$28.28
Life Accumulator contracts with expenses of 0.30%
Net assets	$332,737	$3,673,973	$381,864	$5,517,290
Accumulation units outstanding	26,280	260,451	31,165	384,323
Unit value of accumulation units	$12.66	$14.11	$12.25	$14.36
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$3,982,261	$33,967,696	$891,502	$39,736,969
Accumulation units outstanding	241,100	1,883,489	54,817	2,193,869
Unit value of accumulation units	$16.52	$18.03	$16.26	$18.11

The accompanying notes are an integral part of these financial statements.

11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2018

	American Funds Insurance Series							Calvert Variable Series, Inc.
	Asset Allocation Fund	Capital Income Builder Fund	Global Growth and Income Fund	Global Growth Fund	Growth Fund	Growth-Income Fund	International Fund	VP SRI Mid Cap Portfolio
Investment income
Dividend income	$17,939	$30,117	$16,886	$9,413	$27,621	$37,664	$7,817	$1,133

Total investment income	17,939	30,117	16,886	9,413	27,621	37,664	7,817	1,133

Expenses
Mortality and expense risk charges	2,488	2,891	2,388	3,154	15,581	6,216	1,026	1,889

Total expenses	2,488	2,891	2,388	3,154	15,581	6,216	1,026	1,889

Net investment income (loss)	15,451	27,226	14,498	6,259	12,040	31,448	6,791	(756)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	4,762	1,360	3,195	8,523	15,430	12,138	3,389	2,693
Capital gain distributions	34,275	1,999	55,737	67,342	496,291	131,754	15,276	21,236

Net realized gain (loss) from investment transactions	39,037	3,359	58,932	75,865	511,721	143,892	18,665	23,929

Net unrealized appreciation (depreciation) of investments
Beginning of period	19,748	24,193	37,125	51,022	209,890	90,511	20,009	14,474
End of period	(97,261)	(88,889)	(148,106)	(184,276)	(605,352)	(219,947)	(66,376)	(19,911)

Change in net unrealized appreciation (depreciation) of investments	(117,009)	(113,082)	(185,231)	(235,298)	(815,242)	(310,458)	(86,385)	(34,385)

Net increase (decrease) in net assets from operations	$(62,521)	$(82,497)	$(111,801)	$(153,174)	$(291,481)	$(135,118)	$(60,929)	$(11,212)

The accompanying notes are an integral part of these financial statements.

12

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2018

	DWS Investments VIT Funds – Class B Shares (1)	DWS Variable Series I – Class A Shares (1)				DWS Variable Series II – Class A Shares (1)
	Equity 500 Index VIP	Bond VIP	Core Equity VIP	CROCI® International VIP	Global Small Cap VIP	CROCI® U.S. VIP	Government & Agency Securities VIP	Government Money Market VIP
Investment income
Dividend income	$30,989	$358,374	$75,674	$149,001	$36,447	$825,692	$63,620	$26,104

Total investment income	30,989	358,374	75,674	149,001	36,447	825,692	63,620	26,104

Expenses
Mortality and expense risk charges	6,789	68,890	38,443	119,824	100,601	285,969	17,572	14,145

Total expenses	6,789	68,890	38,443	119,824	100,601	285,969	17,572	14,145

Net investment income (loss)	24,200	289,484	37,231	29,177	(64,154)	539,723	46,048	11,959

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	10,732	(29,522)	137,992	(108,104)	(15,545)	325,687	(13,984)	—
Capital gain distributions	196,669	—	1,129,352	—	1,717,269	2,364,102	—	—

Net realized gain (loss) from investment transactions	207,401	(29,522)	1,267,344	(108,104)	1,701,724	2,689,789	(13,984)	—

Net unrealized appreciation (depreciation) of investments
Beginning of period	283,727	(23,813)	1,742,013	(43,080)	853,175	7,096,341	(140,006)	—
End of period	(54,874)	(570,706)	178,687	(2,287,071)	(3,684,165)	88,958	(175,795)	—

Change in net unrealized appreciation (depreciation) of investments	(338,601)	(546,893)	(1,563,326)	(2,243,991)	(4,537,340)	(7,007,383)	(35,789)	—

Net increase (decrease) in net assets from operations	$(107,000)	$(286,931)	$(258,751)	$(2,322,918)	$(2,899,770)	$(3,777,871)	$(3,725)	$11,959

(1)	The Deutsche funds were rebranded to DWS funds effective July 2, 2018.

The accompanying notes are an integral part of these financial statements.

13

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2018

	DWS Variable Series II – Class A Shares (1), continued		Dreyfus Variable Investment Fund – Service Class Shares		Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	High Income VIP	Small Mid Cap Growth VIP	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Sustainable U.S. Equity Portfolio	VIP Growth Portfolio	VIP Index 500 Portfolio	VIP Mid Cap Portfolio
Investment income
Dividend income	$533,297	$—	$—	$32,891	$21,762	$54,061	$653,627	$132,812

Total investment income	533,297	—	—	32,891	21,762	54,061	653,627	132,812

Expenses
Mortality and expense risk charges	49,716	5,036	55,865	11,895	5,545	254,574	251,611	135,290

Total expenses	49,716	5,036	55,865	11,895	5,545	254,574	251,611	135,290

Net investment income (loss)	483,581	(5,036)	(55,865)	20,996	16,217	(200,513)	402,016	(2,478)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(32,900)	11,676	217,691	2,986	(5,468)	1,203,241	1,056,669	253,274
Capital gain distributions	—	182,017	1,315,503	—	270,432	4,842,289	171,023	1,924,427

Net realized gain (loss) from investment transactions	(32,900)	193,693	1,533,194	2,986	264,964	6,045,530	1,227,692	2,177,701

Net unrealized appreciation (depreciation) of investments
Beginning of period	68,474	204,745	3,242,382	81,316	91,980	13,344,679	13,937,889	4,290,857
End of period	(603,288)	(61,688)	251,527	8,452	(271,740)	7,153,564	10,401,804	(1,491,927)

Change in net unrealized appreciation (depreciation) of investments	(671,762)	(266,433)	(2,990,855)	(72,864)	(363,720)	(6,191,115)	(3,536,085)	(5,782,784)

Net increase (decrease) in net assets from operations	$(221,081)	$(77,776)	$(1,513,526)	$(48,882)	$(82,539)	$(346,098)	$(1,906,377)	$(3,607,561)

(1)	The Deutsche funds were rebranded to DWS funds effective July 2, 2018.

The accompanying notes are an integral part of these financial statements.

14

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2018

	Fidelity VIP Freedom Funds – Service Class 2 Shares							Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio	VIP FundsManager 20% Portfolio
Investment income
Dividend income	$1,645	$1,798	$2,565	$13,376	$20,607	$75,447	$9,408	$13,562

Total investment income	1,645	1,798	2,565	13,376	20,607	75,447	9,408	13,562

Expenses
Mortality and expense risk charges	299	367	531	2,925	4,821	18,875	1,773	1,977

Total expenses	299	367	531	2,925	4,821	18,875	1,773	1,977

Net investment income (loss)	1,346	1,431	2,034	10,451	15,786	56,572	7,635	11,585

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	353	2,542	2,256	12,558	28,336	99,719	3,532	508
Capital gain distributions	1,279	3,364	7,069	30,130	30,508	157,818	6,118	26,290

Net realized gain (loss) from investment transactions	1,632	5,906	9,325	42,688	58,844	257,537	9,650	26,798

Net unrealized appreciation (depreciation) of investments
Beginning of period	5,953	9,820	15,342	124,924	210,917	1,026,834	26,019	21,618
End of period	(806)	(3,160)	(6,344)	6,945	17,873	170,764	(6,860)	(31,664)

Change in net unrealized appreciation (depreciation) of investments	(6,759)	(12,980)	(21,686)	(117,979)	(193,044)	(856,070)	(32,879)	(53,282)

Net increase (decrease) in net assets from operations	$(3,781)	$(5,643)	$(10,327)	$(64,840)	$(118,414)	$(541,961)	$(15,594)	$(14,899)

The accompanying notes are an integral part of these financial statements.

15

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2018

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued			Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets VIP Fund	Small Mid Cap Growth VIP Fund	Small Cap Value VIP Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund
Investment income
Dividend income	$37,786	$50,669	$41,887	$46,936	$—	$73,115	$115,249	$18,247

Total investment income	37,786	50,669	41,887	46,936	—	73,115	115,249	18,247

Expenses
Mortality and expense risk charges	8,304	16,706	18,937	49,179	49,281	47,781	77,227	31,805

Total expenses	8,304	16,706	18,937	49,179	49,281	47,781	77,227	31,805

Net investment income (loss)	29,482	33,963	22,950	(2,243)	(49,281)	25,334	38,022	(13,558)

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	38,024	82,768	112,880	18,855	(78,809)	76,170	149,141	113,609
Capital gain distributions	198,738	481,362	606,024	—	924,737	1,245,174	1,045,185	546,775

Net realized gain (loss) from investment transactions	236,762	564,130	718,904	18,855	845,928	1,321,344	1,194,326	660,384

Net unrealized appreciation (depreciation) of investments
Beginning of period	320,199	1,067,395	1,252,356	1,016,142	(217,717)	956,246	1,478,623	572,564
End of period	(109,572)	7,067	(101,406)	33,506	(1,546,271)	(1,514,283)	(717,265)	(396,850)

Change in net unrealized appreciation (depreciation) of investments	(429,771)	(1,060,328)	(1,353,762)	(982,636)	(1,328,554)	(2,470,529)	(2,195,888)	(969,414)

Net increase (decrease) in net assets from operations	$(163,527)	$(462,235)	$(611,908)	$(966,024)	$(531,907)	$(1,123,851)	$(963,540)	$(322,588)

The accompanying notes are an integral part of these financial statements.

16

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2018

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued	Janus Henderson			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	Strategic Growth Fund	VIT Balanced Portfolio (Service Shares)	VIT Enterprise Portfolio (Service Shares)	VIT Forty Portfolio (Institutional Shares)	VIT International Bond Portfolio (U.S. Dollar- Hedged) (2)	VIT Low Duration Portfolio	Capital Appreciation Account	Diversified International Account
Investment income
Dividend income	$82,441	$222,345	$4,792	$475,974	$71,863	$101,170	$40,908	$15,233

Total investment income	82,441	222,345	4,792	475,974	71,863	101,170	40,908	15,233

Expenses
Mortality and expense risk charges	168,496	58,653	29,530	295,476	41,310	41,954	25,154	2,548

Total expenses	168,496	58,653	29,530	295,476	41,310	41,954	25,154	2,548

Net investment income (loss)	(86,055)	163,692	(24,738)	180,498	30,553	59,216	15,754	12,685

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	797,369	175,931	187,160	896,891	24,940	(3,358)	99,499	24,223
Capital gain distributions	8,267,882	318,313	176,077	5,113,805	17,812	—	232,264	—

Net realized gain (loss) from investment transactions	9,065,251	494,244	363,237	6,010,696	42,752	(3,358)	331,763	24,223

Net unrealized appreciation (depreciation) of investments
Beginning of period	6,874,493	2,023,086	1,530,052	7,739,087	212,529	2,890	910,837	117,457
End of period	(2,339,580)	1,342,190	1,151,470	1,998,903	212,168	(76,301)	394,146	(65,299)

Change in net unrealized appreciation (depreciation) of investments	(9,214,073)	(680,896)	(378,582)	(5,740,184)	(361)	(79,191)	(516,691)	(182,756)

Net increase (decrease) in net assets from operations	$(234,877)	$(22,960)	$(40,083)	$451,010	$72,944	$(23,333)	$(169,174)	$(145,848)

(2)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.

The accompanying notes are an integral part of these financial statements.

17

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2018

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds, continued				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds			Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Equity Income Account	LargeCap Growth Account	MidCap Account	SmallCap Account	Government & High Quality Bond Account Account	Income Account	Short-Term Income Account	SAM Balanced Portfolio
Investment income
Dividend income	$161,085	$236	$5,452	$2,093	$2,301	$5,927	$4	$1,089,779

Total investment income	161,085	236	5,452	2,093	2,301	5,927	4	1,089,779

Expenses
Mortality and expense risk charges	70,864	850	101,321	20,975	216	450	—	189,527

Total expenses	70,864	850	101,321	20,975	216	450	—	189,527

Net investment income (loss)	90,221	(614)	(95,869)	(18,882)	2,085	5,477	4	900,252

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	282,760	18,884	318,841	39,351	(1,267)	(2,021)	4	7,366
Capital gain distributions	565,944	17,930	1,538,511	154,190	—	—	—	1,852,932

Net realized gain (loss) from investment transactions	848,704	36,814	1,857,352	193,541	(1,267)	(2,021)	4	1,860,298

Net unrealized appreciation (depreciation) of investments
Beginning of period	2,596,428	51,191	3,365,814	294,734	(4,268)	(2,687)	12	1,204,857
End of period	1,126,771	(2,233)	750,745	(144,558)	(4,954)	(5,992)	7	(3,727,850)

Change in net unrealized appreciation (depreciation) of investments	(1,469,657)	(53,424)	(2,615,069)	(439,292)	(686)	(3,305)	(5)	(4,932,707)

Net increase (decrease) in net assets from operations	$(530,732)	$(17,224)	$(853,586)	$(264,633)	$132	$151	$3	$(2,172,157)

The accompanying notes are an integral part of these financial statements.

18

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2018

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividend income	$183,491	$2,005,015	$78,961	$2,114,978

Total investment income	183,491	2,005,015	78,961	2,114,978

Expenses
Mortality and expense risk charges	26,229	456,392	10,761	574,898

Total expenses	26,229	456,392	10,761	574,898

Net investment income (loss)	157,262	1,548,623	68,200	1,540,080

Realized gains (losses) on investments
Net realized gain (loss) on sale of investments	(3,020)	678,829	852	916,967
Capital gain distributions	219,639	3,828,006	50,698	5,207,723

Net realized gain (loss) from investment transactions	216,619	4,506,835	51,550	6,124,690

Net unrealized appreciation (depreciation) of investments
Beginning of period	164,738	10,388,738	60,039	12,472,810
End of period	(489,123)	(1,348,732)	(121,872)	(4,187,079)

Change in net unrealized appreciation (depreciation) of investments	(653,861)	(11,737,470)	(181,911)	(16,659,889)

Net increase (decrease) in net assets from operations	$(279,980)	$(5,682,012)	$(62,161)	$(8,995,119)

The accompanying notes are an integral part of these financial statements.

19

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	American Funds Insurance Series
	Asset Allocation Fund		Capital Income Builder Fund		Global Growth and Income Fund		Global Growth Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$15,451	$5,615	$27,226	$9,708	$14,498	$8,286	$6,259	$2,461
Net realized gain (loss) from investment transactions	39,037	12,844	3,359	1,075	58,932	6,999	75,865	17,590
Change in net unrealized appreciation (depreciation) of investments	(117,009)	19,465	(113,082)	25,736	(185,231)	37,077	(235,298)	52,227

Net increase (decrease) in net assets from operations	(62,521)	37,924	(82,497)	36,519	(111,801)	52,362	(153,174)	72,278

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,012,943	448,898	1,155,759	584,655	902,713	424,680	1,210,059	440,620
Transfers for contract benefits and terminations	(27,117)	(4,541)	(22,523)	(20,935)	(24,332)	(6,262)	(42,014)	(21,551)
Contract maintenance charges	(487,824)	(216,190)	(548,510)	(258,025)	(418,241)	(188,516)	(519,730)	(188,775)
Transfers between subaccounts (including fixed account), net	183,535	189,675	155,236	205,913	171,014	147,577	213,492	242,969

Net increase (decrease) in net assets from contract transactions	681,537	417,842	739,962	511,608	631,154	377,479	861,807	473,263

Total increase (decrease) in net assets	619,016	455,766	657,465	548,127	519,353	429,841	708,633	545,541
Net assets
Beginning of period	509,318	53,552	624,982	76,855	499,993	70,152	630,771	85,230

End of period	$1,128,334	$509,318	$1,282,447	$624,982	$1,019,346	$499,993	$1,339,404	$630,771

Analysis of increase (decrease) in units outstanding
Units issued	60,190	37,532	70,233	50,409	49,941	32,249	64,787	42,763
Units redeemed	(5,374)	(1,320)	(2,904)	(2,679)	(2,558)	(1,341)	(2,853)	(4,774)

Increase (decrease) in units outstanding	54,816	36,212	67,329	47,730	47,383	30,908	61,934	37,989
Beginning units	41,236	5,024	55,409	7,679	37,525	6,617	46,166	8,177

Ending units	96,052	41,236	122,738	55,409	84,908	37,525	108,100	46,166

The accompanying notes are an integral part of these financial statements.

20

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	American Funds Insurance Series, continued						Calvert Variable Series, Inc.
	Growth Fund		Growth-Income Fund		International Fund		VP SRI Mid Cap Portfolio
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$12,040	$6,879	$31,448	$12,656	$6,791	$1,758	$(756)	$(427)
Net realized gain (loss) from investment transactions	511,721	130,826	143,892	42,158	18,665	1,700	23,929	2,070
Change in net unrealized appreciation (depreciation) of investments	(815,242)	201,830	(310,458)	85,763	(86,385)	20,595	(34,385)	18,290

Net increase (decrease) in net assets from operations	(291,481)	339,535	(135,118)	140,577	(60,929)	24,053	(11,212)	19,933

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	4,907,388	2,087,081	2,153,126	1,003,128	421,650	166,678	15,744	15,929
Transfers for contract benefits and terminations	(169,785)	(33,905)	(78,835)	(18,811)	(13,237)	(1,738)	(3,379)	(14,826)
Contract maintenance charges	(2,284,064)	(932,372)	(1,007,085)	(447,039)	(184,255)	(69,244)	(9,124)	(9,215)
Transfers between subaccounts (including fixed account), net	1,306,296	1,004,911	435,989	345,447	64,484	60,820	(3,104)	2,576

Net increase (decrease) in net assets from contract transactions	3,759,835	2,125,715	1,503,195	882,725	288,642	156,516	137	(5,536)

Total increase (decrease) in net assets	3,468,354	2,465,250	1,368,077	1,023,302	227,713	180,569	(11,075)	14,397
Net assets
Beginning of period	2,932,005	466,755	1,274,671	251,369	212,497	31,928	202,853	188,456

End of period	$6,400,359	$2,932,005	$2,642,748	$1,274,671	$440,210	$212,497	$191,778	$202,853

Analysis of increase (decrease) in units outstanding
Units issued	254,182	169,701	111,725	74,673	23,546	12,899	743	563
Units redeemed	(5,277)	(3,817)	(4,749)	(1,970)	(1,805)	(372)	(760)	(812)

Increase (decrease) in units outstanding	248,905	165,884	106,976	72,703	21,741	12,527	(17)	(249)
Beginning units	208,298	42,414	95,740	23,037	15,619	3,092	8,881	9,130

Ending units	457,203	208,298	202,716	95,740	37,360	15,619	8,864	8,881

The accompanying notes are an integral part of these financial statements.

21

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	DWS Investments VIT Funds – Class B Shares (1)		DWS Variable Series I – Class A Shares (1)
	Equity 500 Index VIP		Bond VIP		Core Equity VIP		CROCI® International VIP
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$24,200	$23,101	$289,484	$120,395	$37,231	$10,651	$29,177	$830,453
Net realized gain (loss) from investment transactions	207,401	308,027	(29,522)	(6,832)	1,267,344	364,828	(108,104)	(76,828)
Change in net unrealized appreciation (depreciation) of investments	(338,601)	70,493	(546,893)	259,006	(1,563,326)	337,655	(2,243,991)	1,794,637

Net increase (decrease) in net assets from operations	(107,000)	401,621	(286,931)	372,569	(258,751)	713,134	(2,322,918)	2,548,262

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	99,816	110,121	1,185,794	1,207,418	249,602	259,238	1,998,202	2,059,295
Transfers for contract benefits and terminations	(110,339)	(1,085,889)	(430,745)	(387,674)	(194,745)	(175,491)	(794,711)	(670,258)
Contract maintenance charges	(32,016)	(31,439)	(540,690)	(560,697)	(134,727)	(148,337)	(821,798)	(885,848)
Transfers between subaccounts (including fixed account), net	(49,276)	(105,934)	(63,583)	104,401	(81,725)	(13,429)	289,735	(361,667)

Net increase (decrease) in net assets from contract transactions	(91,815)	(1,113,141)	150,776	363,448	(161,595)	(78,019)	671,428	141,522

Total increase (decrease) in net assets	(198,815)	(711,520)	(136,155)	736,017	(420,346)	635,115	(1,651,490)	2,689,784
Net assets
Beginning of period	2,208,885	2,920,405	8,135,512	7,399,495	4,237,584	3,602,469	14,780,362	12,090,578

End of period	$2,010,070	$2,208,885	$7,999,357	$8,135,512	$3,817,238	$4,237,584	$13,128,872	$14,780,362

Analysis of increase (decrease) in units outstanding
Units issued	6,291	14,632	35,052	40,257	6,643	6,249	176,104	93,487
Units redeemed	(10,333)	(84,450)	(24,549)	(16,831)	(13,538)	(9,988)	(101,045)	(79,343)

Increase (decrease) in units outstanding	(4,042)	(69,818)	10,503	23,426	(6,895)	(3,739)	75,059	14,144
Beginning units	124,293	194,111	493,156	469,730	190,223	193,962	1,734,207	1,720,063

Ending units	120,251	124,293	503,659	493,156	183,328	190,223	1,809,266	1,734,207

(1)	The Deutsche funds were rebranded to DWS funds effective July 2, 2018.

The accompanying notes are an integral part of these financial statements.

22

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	DWS Variable Series I – Class A Shares (1), continued		DWS Variable Series II – Class A Shares (1)
	Global Small Cap VIP		CROCI® U.S. VIP		Government & Agency Securities VIP		Government Money Market VIP
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$(64,154)	$(93,832)	$539,723	$195,257	$46,048	$40,568	$11,959	$(5,273)
Net realized gain (loss) from investment transactions	1,701,724	1,047,214	2,689,789	290,864	(13,984)	(13,996)	—	—
Change in net unrealized appreciation (depreciation) of investments	(4,537,340)	1,194,553	(7,007,383)	5,607,487	(35,789)	(5,729)	—	—

Net increase (decrease) in net assets from operations	(2,899,770)	2,147,935	(3,777,871)	6,093,608	(3,725)	20,843	11,959	(5,273)

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,811,873	1,878,801	3,700,089	3,818,995	377,343	391,183	303,857	315,229
Transfers for contract benefits and terminations	(659,774)	(596,661)	(1,769,854)	(1,621,031)	(112,527)	(156,222)	(58,686)	(88,339)
Contract maintenance charges	(815,910)	(861,437)	(1,717,493)	(1,814,386)	(173,964)	(186,160)	(130,016)	(134,657)
Transfers between subaccounts (including fixed account), net	129,588	(194,025)	(319,250)	(532,685)	(12,720)	12,866	(27,985)	(661)

Net increase (decrease) in net assets from contract transactions	465,777	226,678	(106,508)	(149,107)	78,132	61,667	87,170	91,572

Total increase (decrease) in net assets	(2,433,993)	2,374,613	(3,884,379)	5,944,501	74,407	82,510	99,129	86,299
Net assets
Beginning of period	13,480,879	11,106,266	33,814,712	27,870,211	2,385,004	2,302,494	1,820,915	1,734,616

End of period	$11,046,886	$13,480,879	$29,930,333	$33,814,712	$2,459,411	$2,385,004	$1,920,044	$1,820,915

Analysis of increase (decrease) in units outstanding
Units issued	48,576	39,254	51,760	46,170	13,405	16,287	16,848	17,389
Units redeemed	(22,553)	(23,899)	(49,035)	(45,604)	(7,353)	(11,006)	(8,581)	(8,805)

Increase (decrease) in units outstanding	26,023	15,355	2,725	566	6,052	5,281	8,267	8,584
Beginning units	556,600	541,245	1,005,538	1,004,972	143,644	138,363	167,675	159,091

Ending units	582,623	556,600	1,008,263	1,005,538	149,696	143,644	175,942	167,675

(1)	The Deutsche funds were rebranded to DWS funds effective July 2, 2018.

The accompanying notes are an integral part of these financial statements.

23

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	DWS Variable Series II – Class A Shares (1), continued				Dreyfus Variable Investment Fund – Service Class Shares
	High Income VIP		Small Mid Cap Growth VIP		Opportunistic Small Cap Portfolio		Quality Bond Portfolio
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$483,581	$319,363	$(5,036)	$(3,938)	$(55,865)	$(50,069)	$20,996	$12,851
Net realized gain (loss) from investment transactions	(32,900)	(146,294)	193,693	32,613	1,533,194	280,370	2,986	5,865
Change in net unrealized appreciation (depreciation) of investments	(671,762)	251,528	(266,433)	65,089	(2,990,855)	1,227,131	(72,864)	24,187

Net increase (decrease) in net assets from operations	(221,081)	424,597	(77,776)	93,764	(1,513,526)	1,457,432	(48,882)	42,903

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,092,362	1,090,342	44,259	45,549	1,111,190	1,089,374	132,511	138,329
Transfers for contract benefits and terminations	(325,543)	(337,796)	(19,464)	(9,957)	(422,673)	(407,175)	(72,584)	(64,627)
Contract maintenance charges	(497,223)	(521,919)	(21,808)	(22,682)	(550,790)	(549,755)	(57,746)	(62,827)
Transfers between subaccounts (including fixed account), net	(150,735)	42,680	(1,783)	846	(84,554)	(120,449)	10,272	(9,730)

Net increase (decrease) in net assets from contract transactions	118,861	273,307	1,204	13,756	53,173	11,995	12,453	1,145

Total increase (decrease) in net assets	(102,220)	697,904	(76,572)	107,520	(1,460,353)	1,469,427	(36,429)	44,048
Net assets
Beginning of period	6,727,252	6,029,348	545,532	438,012	7,660,842	6,191,415	1,344,080	1,300,032

End of period	$6,625,032	$6,727,252	$468,960	$545,532	$6,200,489	$7,660,842	$1,307,651	$1,344,080

Analysis of increase (decrease) in units outstanding
Units issued	25,042	183,965	2,634	3,160	23,348	21,855	5,584	5,047
Units redeemed	(17,758)	(168,462)	(2,411)	(1,519)	(20,522)	(21,744)	(4,821)	(4,994)

Increase (decrease) in units outstanding	7,284	15,503	223	1,641	2,826	111	763	53
Beginning units	304,868	289,365	58,124	56,483	348,647	348,536	82,879	82,826

Ending units	312,152	304,868	58,347	58,124	351,473	348,647	83,642	82,879

(1)	The Deutsche funds were rebranded to DWS funds effective July 2, 2018.

The accompanying notes are an integral part of these financial statements.

24

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares		Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
	Sustainable U.S. Equity Portfolio		VIP Growth Portfolio		VIP Index 500 Portfolio		VIP Mid Cap Portfolio
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$16,217	$6,056	$(200,513)	$(179,652)	$402,016	$317,654	$(2,478)	$6,022
Net realized gain (loss) from investment transactions	264,964	86,196	6,045,530	3,222,093	1,227,692	840,988	2,177,701	1,219,533
Change in net unrealized appreciation (depreciation) of investments	(363,720)	65,880	(6,191,115)	5,365,240	(3,536,085)	4,573,370	(5,782,784)	2,502,700

Net increase (decrease) in net assets from operations	(82,539)	158,132	(346,098)	8,407,681	(1,906,377)	5,732,012	(3,607,561)	3,728,255

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	501,360	441,964	6,104,552	5,491,268	7,016,571	6,415,259	5,455,098	5,364,721
Transfers for contract benefits and terminations	(73,713)	(41,437)	(1,832,202)	(1,573,036)	(1,955,740)	(1,514,109)	(1,436,061)	(886,250)
Contract maintenance charges	(222,491)	(218,939)	(3,021,881)	(2,742,842)	(3,333,961)	(2,987,242)	(2,410,718)	(2,398,365)
Transfers between subaccounts (including fixed account), net	(6,627)	(5,715)	(748,133)	(709,465)	(428,038)	(133,780)	(532,815)	(800,654)

Net increase (decrease) in net assets from contract transactions	198,529	175,873	502,336	465,925	1,298,832	1,780,128	1,075,504	1,279,452

Total increase (decrease) in net assets	115,990	334,005	156,238	8,873,606	(607,545)	7,512,140	(2,532,057)	5,007,707
Net assets
Beginning of period	1,353,397	1,019,392	33,288,973	24,415,367	34,325,342	26,813,202	22,880,683	17,872,976

End of period	$1,469,387	$1,353,397	$33,445,211	$33,288,973	$33,717,797	$34,325,342	$20,348,626	$22,880,683

Analysis of increase (decrease) in units outstanding
Units issued	12,669	12,337	109,388	125,738	122,619	144,352	101,275	127,233
Units redeemed	(3,849)	(4,060)	(91,252)	(101,397)	(70,581)	(63,631)	(49,432)	(45,939)

Increase (decrease) in units outstanding	8,820	8,277	18,136	24,341	52,038	80,721	51,843	81,294
Beginning units	63,433	55,156	1,453,745	1,429,404	1,385,567	1,304,846	763,778	682,484

Ending units	72,253	63,433	1,471,881	1,453,745	1,437,605	1,385,567	815,621	763,778

The accompanying notes are an integral part of these financial statements.

25

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Fidelity VIP Freedom Funds – Service Class 2 Shares
	VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio		VIP Freedom 2020 Portfolio
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$1,346	$866	$1,431	$1,177	$2,034	$1,677	$10,451	$8,952
Net realized gain (loss) from investment transactions	1,632	3,082	5,906	3,868	9,325	11,481	42,688	33,610
Change in net unrealized appreciation (depreciation) of investments	(6,759)	3,117	(12,980)	6,844	(21,686)	9,190	(117,979)	74,764

Net increase (decrease) in net assets from operations	(3,781)	7,065	(5,643)	11,889	(10,327)	22,348	(64,840)	117,326

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	45,012	35,156	40,637	39,715	62,703	68,992	265,654	264,305
Transfers for contract benefits and terminations	(153)	(10,386)	(12,964)	(8,735)	(20,788)	(14,874)	(39,084)	(16,854)
Contract maintenance charges	(19,468)	(14,908)	(18,852)	(19,253)	(37,360)	(42,047)	(123,233)	(118,579)
Transfers between subaccounts (including fixed account), net	503	4,380	25	4,778	5,211	(12,213)	(8,402)	3,744

Net increase (decrease) in net assets from contract transactions	25,894	14,242	8,846	16,505	9,766	(142)	94,935	132,616

Total increase (decrease) in net assets	22,113	21,307	3,203	28,394	(561)	22,206	30,095	249,942
Net assets
Beginning of period	86,687	65,380	117,281	88,887	176,300	154,094	930,158	680,216

End of period	$108,800	$86,687	$120,484	$117,281	$175,739	$176,300	$960,253	$930,158

Analysis of increase (decrease) in units outstanding
Units issued	1,814	1,798	1,490	1,845	2,386	2,245	8,817	11,982
Units redeemed	(131)	(863)	(961)	(821)	(1,821)	(2,249)	(3,416)	(3,952)

Increase (decrease) in units outstanding	1,683	935	529	1,024	565	(4)	5,401	8,030
Beginning units	5,589	4,654	6,935	5,911	10,155	10,159	52,706	44,676

Ending units	7,272	5,589	7,464	6,935	10,720	10,155	58,107	52,706

The accompanying notes are an integral part of these financial statements.

26

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued						Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
	VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio		VIP FundsManager 20% Portfolio
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$15,786	$13,978	$56,572	$49,896	$7,635	$5,596	$11,585	$5,148
Net realized gain (loss) from investment transactions	58,844	81,094	257,537	262,294	9,650	6,869	26,798	4,017
Change in net unrealized appreciation (depreciation) of investments	(193,044)	126,044	(856,070)	652,396	(32,879)	24,664	(53,282)	24,496

Net increase (decrease) in net assets from operations	(118,414)	221,116	(541,961)	964,586	(15,594)	37,129	(14,899)	33,661

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	488,754	496,527	1,757,951	1,743,683	250,782	217,548	309,818	304,367
Transfers for contract benefits and terminations	(94,154)	(179,346)	(358,478)	(361,129)	(40,625)	(27,345)	(33,773)	(22,832)
Contract maintenance charges	(209,209)	(211,443)	(750,110)	(758,264)	(127,600)	(119,066)	(157,716)	(157,397)
Transfers between subaccounts (including fixed account), net	(38,522)	(34,572)	(133,354)	(47,003)	(1,058)	15,637	100,405	5,164

Net increase (decrease) in net assets from contract transactions	146,869	71,166	516,009	577,287	81,499	86,774	218,734	129,302

Total increase (decrease) in net assets	28,455	292,282	(25,952)	1,541,873	65,905	123,903	203,835	162,963
Net assets
Beginning of period	1,545,006	1,252,724	6,047,235	4,505,362	547,772	423,869	593,349	430,386

End of period	$1,573,461	$1,545,006	$6,021,283	$6,047,235	$613,677	$547,772	$797,184	$593,349

Analysis of increase (decrease) in units outstanding
Units issued	14,054	15,413	47,170	52,723	9,114	8,956	18,370	11,009
Units redeemed	(6,122)	(11,304)	(19,592)	(19,615)	(3,385)	(2,685)	(2,526)	(1,449)

Increase (decrease) in units outstanding	7,932	4,109	27,578	33,108	5,729	6,271	15,844	9,560
Beginning units	82,855	78,746	319,940	286,832	38,230	31,959	42,518	32,958

Ending units	90,787	82,855	347,518	319,940	43,959	38,230	58,362	42,518

The accompanying notes are an integral part of these financial statements.

27

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares, continued						Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
	VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio		Developing Markets VIP Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$29,482	$18,849	$33,963	$25,082	$22,950	$18,675	$(2,243)	$4,526
Net realized gain (loss) from investment transactions	236,762	30,514	564,130	75,774	718,904	167,314	18,855	3,783
Change in net unrealized appreciation (depreciation) of investments	(429,771)	242,244	(1,060,328)	683,922	(1,353,762)	861,929	(982,636)	1,632,254

Net increase (decrease) in net assets from operations	(163,527)	291,607	(462,235)	784,778	(611,908)	1,047,918	(966,024)	1,640,563

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,013,059	1,003,065	1,545,983	1,518,939	1,828,697	1,838,012	640,908	651,154
Transfers for contract benefits and terminations	(171,973)	(85,855)	(266,317)	(189,156)	(413,732)	(306,326)	(281,147)	(204,972)
Contract maintenance charges	(465,943)	(465,267)	(680,649)	(679,057)	(840,655)	(873,498)	(287,797)	(302,315)
Transfers between subaccounts (including fixed account), net	(78,210)	588	(133,862)	(80,191)	(81,669)	(208,322)	78,017	(239,328)

Net increase (decrease) in net assets from contract transactions	296,933	452,531	465,155	570,535	492,641	449,866	149,981	(95,461)

Total increase (decrease) in net assets	133,406	744,138	2,920	1,355,313	(119,267)	1,497,784	(816,043)	1,545,102
Net assets
Beginning of period	2,633,338	1,889,200	5,330,360	3,975,047	5,976,642	4,478,858	5,755,956	4,210,854

End of period	$2,766,744	$2,633,338	$5,333,280	$5,330,360	$5,857,375	$5,976,642	$4,939,913	$5,755,956

Analysis of increase (decrease) in units outstanding
Units issued	29,704	33,220	40,936	42,078	45,552	48,507	18,460	9,938
Units redeemed	(11,959)	(4,684)	(15,824)	(8,682)	(20,708)	(23,497)	(11,690)	(14,234)

Increase (decrease) in units outstanding	17,745	28,536	25,112	33,396	24,844	25,010	6,770	(4,296)
Beginning units	156,074	127,538	288,650	255,254	305,909	280,899	238,071	242,367

Ending units	173,819	156,074	313,762	288,650	330,753	305,909	244,841	238,071

The accompanying notes are an integral part of these financial statements.

28

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares, continued				Goldman Sachs Variable Insurance Trust – Institutional Class Shares
	Small Mid Cap Growth VIP Fund		Small Cap Value VIP Fund		Mid Cap Value Fund		Small Cap Equity Insights Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$(49,281)	$(42,247)	$25,334	$(5,476)	$38,022	$(10,813)	$(13,558)	$(8,916)
Net realized gain (loss) from investment transactions	845,928	659,607	1,321,344	563,752	1,194,326	597,692	660,384	462,298
Change in net unrealized appreciation (depreciation) of investments	(1,328,554)	780,995	(2,470,529)	195,928	(2,195,888)	233,000	(969,414)	(83,802)

Net increase (decrease) in net assets from operations	(531,907)	1,398,355	(1,123,851)	754,204	(963,540)	819,879	(322,588)	369,580

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	2,073,827	1,994,782	1,593,618	1,586,124	655,268	685,459	330,127	351,057
Transfers for contract benefits and terminations	(614,511)	(309,734)	(713,083)	(297,300)	(436,915)	(500,838)	(263,703)	(182,310)
Contract maintenance charges	(972,852)	(919,005)	(700,108)	(690,547)	(341,475)	(373,147)	(178,219)	(182,441)
Transfers between subaccounts (including fixed account), net	(128,681)	(160,410)	(10,599)	113,915	(163,652)	18,305	(81,958)	(25,871)

Net increase (decrease) in net assets from contract transactions	357,783	605,633	169,828	712,192	(286,774)	(170,221)	(193,753)	(39,565)

Total increase (decrease) in net assets	(174,124)	2,003,988	(954,023)	1,466,396	(1,250,314)	649,658	(516,341)	330,015
Net assets
Beginning of period	8,523,113	6,519,125	8,338,548	6,872,152	8,860,782	8,211,124	3,812,317	3,482,302

End of period	$8,348,989	$8,523,113	$7,384,525	$8,338,548	$7,610,468	$8,860,782	$3,295,976	$3,812,317

Analysis of increase (decrease) in units outstanding
Units issued	38,930	46,780	48,938	55,123	17,819	7,582	9,989	11,411
Units redeemed	(22,896)	(16,912)	(39,634)	(19,606)	(25,930)	(13,527)	(14,895)	(11,195)

Increase (decrease) in units outstanding	16,034	29,868	9,304	35,517	(8,111)	(5,945)	(4,906)	216
Beginning units	381,544	351,676	354,621	319,104	236,785	242,730	136,629	136,413

Ending units	397,578	381,544	363,925	354,621	228,674	236,785	131,723	136,629

The accompanying notes are an integral part of these financial statements.

29

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued		Janus Henderson
	Strategic Growth Fund		VIT Balanced Portfolio (Service Shares)		VIT Enterprise Portfolio (Service Shares)		VIT Forty Portfolio (Institutional Shares)
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$(86,055)	$(61,470)	$163,692	$95,168	$(24,738)	$(9,240)	$180,498	$(251,664)
Net realized gain (loss) from investment transactions	9,065,251	1,277,513	494,244	95,342	363,237	444,310	6,010,696	2,319,838
Change in net unrealized appreciation (depreciation) of investments	(9,214,073)	2,990,010	(680,896)	1,451,402	(378,582)	302,370	(5,740,184)	6,374,807

Net increase (decrease) in net assets from operations	(234,877)	4,206,053	(22,960)	1,641,912	(40,083)	737,440	451,010	8,442,981

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,391,433	1,437,151	3,025,641	2,767,780	212,361	208,917	6,065,622	5,734,085
Transfers for contract benefits and terminations	(1,017,094)	(884,122)	(706,599)	(372,555)	(117,241)	(202,692)	(1,957,854)	(1,635,990)
Contract maintenance charges	(815,842)	(823,350)	(1,319,471)	(1,235,531)	(108,426)	(116,294)	(2,891,509)	(2,715,550)
Transfers between subaccounts (including fixed account), net	(681,114)	(472,824)	(221,537)	93,310	(96,433)	(122,626)	(970,837)	(628,303)

Net increase (decrease) in net assets from contract transactions	(1,122,617)	(743,145)	778,034	1,253,004	(109,739)	(232,695)	245,422	754,242

Total increase (decrease) in net assets	(1,357,494)	3,462,908	755,074	2,894,916	(149,822)	504,745	696,432	9,197,223
Net assets
Beginning of period	17,969,243	14,506,335	11,570,027	8,675,111	3,420,815	2,916,070	37,623,560	28,426,337

End of period	$16,611,749	$17,969,243	$12,325,101	$11,570,027	$3,270,993	$3,420,815	$38,319,992	$37,623,560

Analysis of increase (decrease) in units outstanding
Units issued	8,617	11,616	66,999	80,535	12,881	15,713	164,347	124,158
Units redeemed	(54,343)	(47,808)	(30,116)	(17,203)	(14,895)	(19,478)	(162,025)	(93,268)

Increase (decrease) in units outstanding	(45,726)	(36,192)	36,883	63,332	(2,014)	(3,765)	2,322	30,890
Beginning units	796,695	832,887	512,552	449,220	117,884	121,649	1,800,477	1,769,587

Ending units	750,969	796,695	549,435	512,552	115,870	117,884	1,802,799	1,800,477

The accompanying notes are an integral part of these financial statements.

30

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
	VIT International Bond Portfolio (U.S. Dollar-Hedged) (2)		VIT Low Duration Portfolio		Capital Appreciation Account		Diversified International Account
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$30,553	$213,046	$59,216	$27,109	$15,754	$19,058	$12,685	$8,822
Net realized gain (loss) from investment transactions	42,752	24,542	(3,358)	620	331,763	172,497	24,223	87,679
Change in net unrealized appreciation (depreciation) of investments	(361)	(135,638)	(79,191)	(747)	(516,691)	550,240	(182,756)	95,460

Net increase (decrease) in net assets from operations	72,944	101,950	(23,333)	26,982	(169,174)	741,795	(145,848)	191,961

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	820,578	838,404	784,030	796,617	332,212	316,782	67,613	67,483
Transfers for contract benefits and terminations	(306,714)	(277,893)	(286,808)	(274,109)	(198,387)	(469,221)	(57,171)	(60,131)
Contract maintenance charges	(375,726)	(387,854)	(355,682)	(364,803)	(139,207)	(141,674)	(19,433)	(20,432)
Transfers between subaccounts (including fixed account), net	(79,226)	54,374	(40,562)	141,845	(44,248)	(237,371)	(4,023)	(69,093)

Net increase (decrease) in net assets from contract transactions	58,912	227,031	100,978	299,550	(49,630)	(531,484)	(13,014)	(82,173)

Total increase (decrease) in net assets	131,856	328,981	77,645	326,532	(218,804)	210,311	(158,862)	109,788
Net assets
Beginning of period	5,339,280	5,010,299	5,195,885	4,869,353	4,131,378	3,921,067	821,439	711,651

End of period	$5,471,136	$5,339,280	$5,273,530	$5,195,885	$3,912,574	$4,131,378	$662,577	$821,439

Analysis of increase (decrease) in units outstanding
Units issued	20,570	25,890	27,694	32,986	17,459	24,878	12,280	16,816
Units redeemed	(16,011)	(13,310)	(19,556)	(11,851)	(16,867)	(50,046)	(9,620)	(15,385)

Increase (decrease) in units outstanding	4,559	12,580	8,138	21,135	592	(25,168)	2,660	1,431
Beginning units	254,045	241,465	334,927	313,792	191,511	216,679	53,452	52,021

Ending units	258,604	254,045	343,065	334,927	192,103	191,511	56,112	53,452

(2)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.

The accompanying notes are an integral part of these financial statements.

31

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds , continued
	Equity Income Account		LargeCap Growth Account		MidCap Account		SmallCap Account
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$90,221	$110,001	$(614)	$(498)	$(95,869)	$(57,206)	$(18,882)	$(15,918)
Net realized gain (loss) from investment transactions	848,704	729,025	36,814	38,738	1,857,352	993,037	193,541	7,875
Change in net unrealized appreciation (depreciation) of investments	(1,469,657)	734,931	(53,424)	29,600	(2,615,069)	1,387,226	(439,292)	261,511

Net increase (decrease) in net assets from operations	(530,732)	1,573,957	(17,224)	67,840	(853,586)	2,323,057	(264,633)	253,468

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	674,907	698,985	21,011	20,483	921,090	944,493	178,365	178,496
Transfers for contract benefits and terminations	(490,745)	(410,038)	(32,262)	(22,730)	(605,014)	(512,776)	(168,932)	(124,101)
Contract maintenance charges	(338,070)	(357,250)	(5,922)	(5,502)	(519,821)	(546,265)	(92,943)	(97,109)
Transfers between subaccounts (including fixed account), net	(220,148)	(197,218)	10,350	(20,057)	(151,291)	(209,763)	(44,235)	(34,937)

Net increase (decrease) in net assets from contract transactions	(374,056)	(265,521)	(6,823)	(27,806)	(355,036)	(324,311)	(127,745)	(77,651)

Total increase (decrease) in net assets	(904,788)	1,308,436	(24,047)	40,034	(1,208,622)	1,998,746	(392,378)	175,817
Net assets
Beginning of period	9,352,344	8,043,908	248,556	208,522	11,738,868	9,740,122	2,397,243	2,221,426

End of period	$8,447,556	$9,352,344	$224,509	$248,556	$10,530,246	$11,738,868	$2,004,865	$2,397,243

Analysis of increase (decrease) in units outstanding
Units issued	34,140	28,092	3,197	3,480	3,604	8,251	9,950	6,670
Units redeemed	(42,425)	(29,924)	(3,145)	(4,233)	(5,480)	(5,586)	(20,137)	(13,585)

Increase (decrease) in units outstanding	(8,285)	(1,832)	52	(753)	(1,876)	2,665	(10,187)	(6,915)
Beginning units	334,182	336,014	13,603	14,356	113,844	111,179	201,964	208,879

Ending units	325,897	334,182	13,655	13,603	111,968	113,844	191,777	201,964

The accompanying notes are an integral part of these financial statements.

32

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds						Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	Government & High Quality Bond Account Account		Income Account		Short-Term Income Account		SAM Balanced Portfolio
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$2,085	$2,551	$5,477	$5,535	$4	$4	$900,252	$471,494
Net realized gain (loss) from investment transactions	(1,267)	(1,103)	(2,021)	3,691	4	5	1,860,298	773,844
Change in net unrealized appreciation (depreciation) of investments	(686)	(264)	(3,305)	(2,767)	(5)	(4)	(4,932,707)	3,050,610

Net increase (decrease) in net assets from operations	132	1,184	151	6,459	3	5	(2,172,157)	4,295,948

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	5,527	6,847	9,811	9,618	—	—	8,625,428	8,693,719
Transfers for contract benefits and terminations	(13,889)	(28,425)	(7,839)	(15,694)	(1)	—	(1,847,092)	(1,557,999)
Contract maintenance charges	(1,722)	(1,804)	(4,394)	(4,388)	(84)	(85)	(4,161,037)	(4,249,882)
Transfers between subaccounts (including fixed account), net	(1,826)	2,309	(3,812)	(466)	—	—	(417,697)	(148,316)

Net increase (decrease) in net assets from contract transactions	(11,910)	(21,073)	(6,234)	(10,930)	(85)	(85)	2,199,602	2,737,522

Total increase (decrease) in net assets	(11,778)	(19,889)	(6,083)	(4,471)	(82)	(80)	27,445	7,033,470
Net assets
Beginning of period	76,342	96,231	147,156	151,627	276	356	35,754,837	28,721,367

End of period	$64,564	$76,342	$141,073	$147,156	$194	$276	$35,782,282	$35,754,837

Analysis of increase (decrease) in units outstanding
Units issued	379	796	3,182	4,118	—	—	200,699	223,430
Units redeemed	(1,494)	(2,739)	(3,373)	(3,622)	(8)	(8)	(70,400)	(65,400)

Increase (decrease) in units outstanding	(1,115)	(1,943)	(191)	496	(8)	(8)	130,299	158,030
Beginning units	7,074	9,017	12,282	11,786	26	34	1,748,119	1,590,089

Ending units	5,959	7,074	12,091	12,282	18	26	1,878,418	1,748,119

The accompanying notes are an integral part of these financial statements.

33

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statements of Changes in Net Assets

Years Ended December 31, 2017 and 2018

	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
	SAM Conservative Balanced Portfolio		SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets from operations
Net investment income (loss)	$157,262	$102,297	$1,548,623	$526,027	$68,200	$48,095	$1,540,080	$551,456
Net realized gain (loss) from investment transactions	216,619	62,463	4,506,835	1,984,527	51,550	33,460	6,124,690	3,197,176
Change in net unrealized appreciation (depreciation) of investments	(653,861)	315,358	(11,737,470)	9,207,877	(181,911)	51,385	(16,659,889)	12,683,576

Net increase (decrease) in net assets from operations	(279,980)	480,118	(5,682,012)	11,718,431	(62,161)	132,940	(8,995,119)	16,432,208

Increase (decrease) in net assets from contract transactions
Payments received from policyholders	1,605,071	1,573,088	14,258,311	14,547,782	396,954	425,790	18,913,922	18,812,210
Transfers for contract benefits and terminations	(252,914)	(300,089)	(4,088,195)	(3,421,145)	(71,620)	(118,344)	(6,620,725)	(4,217,069)
Contract maintenance charges	(773,147)	(778,934)	(6,796,412)	(7,021,448)	(199,059)	(218,185)	(9,057,107)	(9,219,043)
Transfers between subaccounts (including fixed account), net	651,128	(51,426)	(1,737,583)	(1,267,166)	209,024	(52,110)	(2,629,732)	(2,872,389)

Net increase (decrease) in net assets from contract transactions	1,230,138	442,639	1,636,121	2,838,023	335,299	37,151	606,358	2,503,709

Total increase (decrease) in net assets	950,158	922,757	(4,045,891)	14,556,454	273,138	170,091	(8,388,761)	18,935,917
Net assets
Beginning of period	5,286,341	4,363,584	75,639,161	61,082,707	1,921,973	1,751,882	95,388,676	76,452,759

End of period	$6,236,499	$5,286,341	$71,593,270	$75,639,161	$2,195,111	$1,921,973	$86,999,915	$95,388,676

Analysis of increase (decrease) in units outstanding
Units issued	76,768	55,147	281,270	330,480	24,464	34,144	371,967	443,841
Units redeemed	(15,875)	(29,303)	(176,401)	(147,166)	(7,193)	(23,328)	(281,699)	(253,829)

Increase (decrease) in units outstanding	60,893	25,844	104,869	183,314	17,271	10,816	90,268	190,012
Beginning units	293,932	268,088	3,299,876	3,116,562	114,233	103,417	3,983,262	3,793,250

Ending units	354,825	293,932	3,404,745	3,299,876	131,504	114,233	4,073,530	3,983,262

The accompanying notes are an integral part of these financial statements.

34

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

1. The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group Ltd. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of sixty subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

Calvert Variable Series, Inc.

VP SRI Mid Cap Portfolio

DWS Variable Series I – Class A Shares (1)

Bond VIP

Core Equity VIP

CROCI® International VIP

Global Small Cap VIP

DWS Variable Series II – Class A Shares (1)

CROCI® U.S. VIP

Government & Agency Securities VIP

Government Money Market VIP

High Income VIP

Small Mid Cap Growth VIP

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

35

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

1. The Company

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets VIP Fund

Small Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Small Cap Equity Insights Fund

Strategic Growth Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Enterprise Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged) (2)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Equity Income Account

MidCap Account

SmallCap Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

36

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

1. The Company

The Life Accumulator portfolio includes:

DWS Investments VIT Funds – Class B Shares (1)

Equity 500 Index VIP

DWS Variable Series II – Class A Shares (1)

CROCI® U.S. VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Cap Value VIP Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Small Cap Equity Insights Fund

Janus Henderson

VIT Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Capital Appreciation Account

Diversified International Account

Equity Income Account

LargeCap Growth Account

MidCap Account

SmallCap Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds

Government & High Quality Bond Account

Income Account

Short-Term Income Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

37

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

1. The Company

The EssentialLife Variable Universal Life portfolio includes:

American Funds Insurance Series

Asset Allocation Fund

Capital Income Builder Fund

Global Growth and Income Fund

Global Growth Fund

Growth Fund

Growth-Income Fund

International Fund

DWS Variable Series I – Class A Shares (1)

Bond VIP

CROCI® International VIP

Global Small Cap VIP

DWS Variable Series II – Class A Shares (1)

CROCI® U.S. VIP

Government & Agency Securities VIP

Government Money Market VIP

High Income VIP

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares

Sustainable U.S. Equity Portfolio

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

38

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

1. The Company

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Mid Cap Growth VIP Fund

Small Cap Value VIP Fund

Janus Henderson

VIT Balanced Portfolio (Service Shares)

VIT Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT International Bond Portfolio (U.S. Dollar-Hedged) (2)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The Deutsche funds were rebranded to DWS funds effective July 2, 2018.
(2)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

39

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”). The Account is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The significant accounting policies adopted by the Company are as follows:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2018. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends

Dividend income received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Capital Gain Distributions

Capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

40

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

2. Significant Accounting Policies

Fair Value Measurements

The Company determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Company has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own judgements about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

41

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

3. Expenses and Related Party Transactions

Fees and Charges	Variable Universal Life	Life Accumulator	EssentialLife Variable Universal Life
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A	$11.52 – $51.68 per $1,000 of face amount	N/A

Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount

Administrative Component	$5.32 – $17.50 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount

Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.

Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

42

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

3. Expenses and Related Party Transactions

Fees and Charges	Variable Universal Life	Life Accumulator	EssentialLife Variable Universal Life
Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1,000 per $1,000 of benefit amount	$0 – $1,000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 – $0.88 per $1,000 of benefit amount	$0.06 – $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 – $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 – $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently range up to 2%.

Related Party Transactions

Farmers Financial Solutions, LLC (“FFS”), a wholly-owned subsidiary of Farmers Insurance Group, is the principal underwriter and distributor for the separate account. FFS may receive compensation from some of the portfolios’ service providers for administrative and other services performed relating to Variable Account operations.

43

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

4. Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2018 consist of the following:

	Purchases	Sales
American Funds Insurance Series
Asset Allocation Fund	$798,364	$67,101
Capital Income Builder Fund	801,436	32,249
Global Growth and Income Fund	735,112	33,723
Global Growth Fund	976,010	40,603
Growth Fund	4,350,094	81,927
Growth-Income Fund	1,733,945	67,547
International Fund	334,286	23,577

Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio	$39,094	$18,477

DWS Investments VIT Funds – Class B Shares (1)
Equity 500 Index VIP	$339,030	$209,976

DWS Variable Series I – Class A Shares (1)
Bond VIP	$857,999	$417,738
Core Equity VIP	1,335,121	330,133
CROCI® International VIP	1,668,935	968,330
Global Small Cap VIP	2,683,425	564,532

DWS Variable Series II – Class A Shares (1)
CROCI® U.S. VIP	$4,521,939	$1,724,620
Government & Agency Securities VIP	253,652	129,472
Government Money Market VIP	193,323	95,125
High Income VIP	1,007,940	405,497
Small Mid Cap Growth VIP	203,884	25,700

Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$1,807,948	$495,137
Quality Bond Portfolio	113,446	79,997

Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio	$570,480	$85,301

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	$7,601,522	$2,457,410
VIP Index 500 Portfolio	3,824,289	1,952,418
VIP Mid Cap Portfolio	4,481,409	1,483,956

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$30,627	$2,108
VIP Freedom 2010 Portfolio	29,935	16,294
VIP Freedom 2015 Portfolio	50,335	31,466
VIP Freedom 2020 Portfolio	196,119	60,603
VIP Freedom 2025 Portfolio	308,385	115,221
VIP Freedom 2030 Portfolio	1,106,541	376,141
VIP Freedom Income Portfolio	143,851	48,599

44

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

4. Purchases and Sales of Investments

	Purchases	Sales
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$291,970	$35,361
VIP FundsManager 50% Portfolio	730,128	204,975
VIP FundsManager 70% Portfolio	1,278,961	298,482
VIP FundsManager 85% Portfolio	1,530,753	409,140

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets VIP Fund	$431,869	$284,130
Small Mid Cap Growth VIP Fund	1,796,696	563,457
Small Cap Value VIP Fund	2,324,606	884,269

Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	$1,519,409	$722,978
Small Cap Equity Insights Fund	776,149	436,685
Strategic Growth Fund	8,524,417	1,465,207

Janus Henderson
VIT Balanced Portfolio (Service Shares)	$1,995,352	$735,313
VIT Enterprise Portfolio (Service Shares)	466,515	424,914
VIT Forty Portfolio (Institutional Shares)	9,487,768	3,948,043

PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged)	$464,563	$357,277
VIT Low Duration Portfolio	476,328	316,134

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account	$619,127	$420,741
Diversified International Account	186,997	187,327
Equity Income Account	1,397,264	1,115,154
LargeCap Growth Account	78,693	68,200
MidCap Account	1,841,703	754,098
SmallCap Account	272,331	264,769

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account Account	$6,313	$16,137
Income Account	43,227	43,984
Short-Term Income Account	4	85

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$6,627,342	$1,674,555
SAM Conservative Balanced Portfolio	1,898,853	291,814
SAM Conservative Growth Portfolio	11,391,189	4,378,440
SAM Flexible Income Portfolio	577,005	122,809
SAM Strategic Growth Portfolio	14,768,251	7,414,090

	$114,902,259	$40,279,546

45

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Calvert Variable Series, Inc. subaccount
VP SRI Mid Cap Portfolio	2018	8,881	743	(760)	8,864	$21.63
	2017	9,130	563	(812)	8,881	22.84
DWS Variable Series I – Class A subaccounts
Bond VIP	2018	445,377	24,580	(20,616)	449,341	$16.27
	2017	428,254	29,137	(12,014)	445,377	16.87
Core Equity VIP	2018	190,223	6,643	(13,538)	183,328	20.82
	2017	193,962	6,249	(9,988)	190,223	22.28
CROCI® International VIP	2018	1,566,280	97,210	(49,274)	1,614,216	7.05
	2017	1,570,002	62,191	(65,913)	1,566,280	8.31
Global Small Cap VIP	2018	390,289	18,686	(13,428)	395,547	21.06
	2017	393,634	12,991	(16,336)	390,289	26.73
DWS Variable Series II – Class A subaccounts
CROCI® U.S. VIP	2018	890,566	29,348	(39,192)	880,722	$31.17
	2017	902,634	25,792	(37,860)	890,566	35.14
Government & Agency Securities	2018	95,328	4,918	(5,300)	94,946	18.20
	2017	97,116	5,416	(7,204)	95,328	18.26
Government Money Market VIP	2018	123,308	8,592	(4,581)	127,319	11.26
	2017	118,287	9,583	(4,562)	123,308	11.21
High Income VIP	2018	203,538	7,439	(10,183)	200,794	23.12
	2017	201,835	165,683	(163,980)	203,538	23.93
Small Mid Cap Growth VIP	2018	58,124	2,634	(2,411)	58,347	8.04
	2017	56,483	3,160	(1,519)	58,124	9.39
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2018	257,473	7,456	(15,096)	249,833	$17.26
	2017	267,697	6,206	(16,430)	257,473	21.58
Quality Bond Portfolio	2018	82,879	5,584	(4,821)	83,642	15.63
	2017	82,826	5,047	(4,994)	82,879	16.22
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares subaccount
Sustainable U.S. Equity Portfoli	2018	9,449	797	(567)	9,679	$16.50
	2017	10,116	796	(1,463)	9,449	17.46
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2018	1,032,777	13,794	(63,176)	983,395	$22.01
	2017	1,071,446	29,773	(68,442)	1,032,777	22.27
VIP Index 500 Portfolio	2018	945,744	17,041	(55,720)	907,065	23.56
	2017	966,822	26,757	(47,835)	945,744	24.92
VIP Mid Cap Portfolio	2018	232,724	7,475	(11,335)	228,864	39.11
	2017	250,437	12,012	(29,725)	232,724	46.23
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets VIP Fund	2018	238,071	18,460	(11,690)	244,841	$20.18
	2017	242,367	9,938	(14,234)	238,071	24.18
Small Mid Cap Growth VIP Fund	2018	155,485	3,650	(8,518)	150,617	21.49
	2017	156,821	4,589	(5,925)	155,485	22.92
Small Cap Value VIP Fund	2018	139,227	5,195	(5,908)	138,514	23.29
	2017	131,989	13,028	(5,790)	139,227	26.98

46

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2018	224,172	5,126	(12,046)	217,252	$34.33
	2017	227,993	7,059	(10,880)	224,172	38.69
Small Cap Equity Insights Fund	2018	104,171	2,784	(7,568)	99,387	28.12
	2017	104,324	4,054	(4,207)	104,171	31.05
Strategic Growth Fund	2018	796,695	8,617	(54,343)	750,969	22.12
	2017	832,887	11,616	(47,808)	796,695	22.55
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2018	131,178	5,444	(9,592)	127,030	$26.46
	2017	125,618	13,847	(8,287)	131,178	26.59
VIT Enterprise Portfolio (Service Shares)	2018	95,698	2,219	(5,564)	92,353	30.51
	2017	98,299	2,930	(5,531)	95,698	30.99
VIT Forty Portfolio (Institutional Shares)	2018	1,330,359	21,024	(84,093)	1,267,290	20.43
	2017	1,388,666	25,415	(83,722)	1,330,359	20.21
PIMCO Variable Insurance Trust subaccounts
VIT International Bond Portfolio (U.S. Dollar-H	2018	182,685	7,499	(10,982)	179,202	$22.83
	2017	179,890	10,299	(7,504)	182,685	22.56
VIT Low Duration Portfolio	2018	267,893	13,907	(14,297)	267,503	16.14
	2017	258,648	18,326	(9,081)	267,893	16.23
Principal Variable Contracts Funds, Inc. (“PVC”)– Equity Funds subaccounts
Capital Appreciation Account	2018	69,694	4,092	(4,337)	69,449	$26.96
	2017	70,367	2,792	(3,465)	69,694	28.24
Equity Income Account	2018	214,289	7,482	(15,074)	206,697	31.69
	2017	220,904	9,708	(16,323)	214,289	33.74
MidCap Account	2018	75,440	2,047	(4,396)	73,091	134.98
	2017	77,880	1,596	(4,036)	75,440	146.12
SmallCap Account	2018	186,142	4,926	(12,598)	178,470	10.44
	2017	192,169	5,227	(11,254)	186,142	11.86
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2018	502,965	18,883	(35,412)	486,436	$24.88
	2017	498,174	24,070	(19,279)	502,965	26.50
SAM Conservative Balanced Portfolio	2018	57,945	33,893	(4,393)	87,445	21.97
	2017	58,199	5,699	(5,953)	57,945	23.04
SAM Conservative Growth Portfolio	2018	1,296,789	40,774	(76,788)	1,260,775	26.93
	2017	1,325,773	43,200	(72,184)	1,296,789	29.16
SAM Flexible Income Portfolio	2018	33,945	12,976	(1,399)	45,522	20.25
	2017	37,476	2,178	(5,709)	33,945	20.89
SAM Strategic Growth Portfolio	2018	1,553,059	46,182	(104,153)	1,495,088	27.92
	2017	1,607,617	51,079	(105,637)	1,553,059	30.91

The remainder of this page intentionally left blank.

47

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
DWS Investments VIT Funds – Class B subaccount
Equity 500 Index VIP	2018	1,094	58	(1,152)	—	$—
	2017	6,571	319	(5,796)	1,094	32.98
DWS Variable Series II – Class A subaccount
CROCI® U.S. VIP	2018	3,042	32	(3,074)	—	$—
	2017	5,481	265	(2,704)	3,042	22.39
Fidelity Variable Insurance Products (“VIP”) Funds subaccount
VIP Growth Portfolio	2018	6,317	136	(6,453)	—	$—
	2017	20,416	870	(14,969)	6,317	29.72
Franklin Templeton Variable Insurance Products Trust subaccount
Small Cap Value VIP Fund	2018	6,422	107	(6,529)	—	$—
	2017	9,234	542	(3,354)	6,422	27.66
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2018	—	—	—	—	$—
	2017	—	—	—	—	—
Small Cap Equity Insights Fund	2018	3,690	21	(3,711)	—	—
	2017	9,852	165	(6,327)	3,690	23.91
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2018	1,176	32	(1,208)	—	$—
	2017	8,866	350	(8,040)	1,176	39.12
Principal Variable Contracts Funds, Inc. (“PVC”)– Equity Funds subaccounts
Capital Appreciation Account	2018	2,284	41	(2,321)	4	$39.40
	2017	7,383	272	(5,371)	2,284	41.18
Diversified International Account	2018	4,171	133	(4,304)	—	—
	2017	13,222	840	(9,891)	4,171	26.73
Equity Income Account	2018	4,844	158	(5,002)	—	—
	2017	11,732	456	(7,344)	4,844	37.80
LargeCap Growth Account	2018	842	67	(512)	397	$28.09
	2017	2,194	165	(1,517)	842	30.59
MidCap Account	2018	66	4	(70)	—	—
	2017	686	29	(649)	66	159.82
SmallCap Account	2018	2,805	93	(2,898)	—	—
	2017	2,601	242	(38)	2,805	11.92
Principal Variable Contracts Funds, Inc. (“PVC”) Fixed income Fundssubaccounts
Government & High Quality Bond Account	2018	—	—	—	—	$—
	2017	21	37	(58)	—	14.69
Income Account	2018	599	106	(705)	—	—
	2017	3,072	164	(2,637)	599	18.49
Short-Term Income Account	2018	—	—	—	—	—
	2017	—	—	—	—	13.32

48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2018	5,673	154	(4,422)	1,405	$24.65
	2017	8,833	491	(3,651)	5,673	26.20
SAM Conservative Balanced Portfolio	2018	—	—	—	—	$21.54
	2017	1,860	40	(1,900)	—	22.53
SAM Conservative Growth Portfolio	2018	5,384	328	(5,682)	30	$26.97
	2017	13,617	1,608	(9,841)	5,384	29.15
SAM Flexible Income Portfolio	2018	390	25	(415)	—	$19.69
	2017	12,248	254	(12,112)	390	20.27
SAM Strategic Growth Portfolio	2018	44,880	467	(45,097)	250	$28.28
	2017	76,800	2,590	(34,510)	44,880	31.25

The remainder of this page intentionally left blank.

49

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
DWS Investments VIT Funds – Class B subaccount
Equity 500 Index VIP	2018	123,199	6,233	(9,181)	120,251	$16.72
	2017	187,540	14,313	(78,654)	123,199	17.64
DWS Variable Series II – Class A subaccount
CROCI® U.S. VIP	2018	15,338	6,589	(2,754)	19,173	$12.24
	2017	13,997	3,042	(1,701)	15,338	13.72
Fidelity Variable Insurance Products (“VIP”) Funds subaccount
VIP Growth Portfolio	2018	36,284	20,206	(8,058)	48,432	$19.50
	2017	24,433	18,679	(6,828)	36,284	19.61
Franklin Templeton Variable Insurance Products Trust subaccount
Small Cap Value VIP Fund	2018	48,562	14,151	(16,068)	46,645	$14.16
	2017	42,381	7,430	(1,249)	48,562	16.31
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2018	12,613	12,693	(13,884)	11,422	$13.28
	2017	14,737	523	(2,647)	12,613	14.88
Small Cap Equity Insights Fund	2018	28,768	7,184	(3,616)	32,336	15.51
	2017	22,237	7,192	(661)	28,768	17.02
Janus Henderson subaccount
VIT Enterprise Portfolio (Service Shares)	2018	21,010	10,630	(8,123)	23,517	$19.27
	2017	14,484	12,433	(5,907)	21,010	19.46
Principal Variable Contracts Funds, Inc. (“PVC”)– Equity Funds subaccounts
Capital Appreciation Account	2018	119,533	13,326	(10,209)	122,650	$16.63
	2017	138,929	21,814	(41,210)	119,533	17.31
Diversified International Account	2018	49,281	12,147	(5,316)	56,112	11.81
	2017	38,799	15,976	(5,494)	49,281	14.40
Equity Income Account	2018	115,049	26,500	(22,349)	119,200	15.92
	2017	103,378	17,928	(6,257)	115,049	16.85
LargeCap Growth Account	2018	12,761	3,130	(2,633)	13,258	16.10
	2017	12,162	3,315	(2,716)	12,761	17.46
MidCap Account	2018	38,338	1,553	(1,014)	38,877	17.08
	2017	32,613	6,626	(901)	38,338	18.38
SmallCap Account	2018	13,017	4,931	(4,641)	13,307	10.67
	2017	14,109	1,201	(2,293)	13,017	12.05
Principal Variable Contracts Funds, Inc. (“PVC”) Fixed income Fundssubaccounts
Government & High Quality Bond Account	2018	7,074	379	(1,494)	5,959	$10.83
	2017	8,996	759	(2,681)	7,074	10.79
Income Account	2018	11,683	3,076	(2,668)	12,091	11.67
	2017	8,714	3,954	(985)	11,683	11.65
Short-Term Income Account	2018	26	—	(8)	18	10.64
	2017	34	—	(8)	26	10.54

50

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2018	162,594	15,726	(4,121)	174,199	$13.39
	2017	161,100	14,509	(13,015)	162,594	14.17
SAM Conservative Balanced Portfolio	2018	27,527	2,520	(3,767)	26,280	12.66
	2017	33,909	5,213	(11,595)	27,527	13.19
SAM Conservative Growth Portfolio	2018	263,682	19,941	(23,172)	260,451	14.11
	2017	245,384	28,915	(10,617)	263,682	15.18
SAM Flexible Income Portfolio	2018	31,032	2,255	(2,122)	31,165	12.25
	2017	10,608	21,466	(1,042)	31,032	12.57
SAM Strategic Growth Portfolio	2018	379,857	47,999	(43,533)	384,323	14.36
	2017	358,940	79,023	(58,106)	379,857	15.80

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51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
American Funds subaccounts
Asset Allocation Fund	2018	41,236	60,190	(5,374)	96,052	$11.75
	2017	5,024	37,532	(1,320)	41,236	12.35
Capital Income Builder Fund	2018	55,409	70,233	(2,904)	122,738	10.45
	2017	7,679	50,409	(2,679)	55,409	11.28
Global Growth and Income Fund	2018	37,525	49,941	(2,558)	84,908	12.01
	2017	6,617	32,249	(1,341)	37,525	13.32
Global Growth Fund	2018	46,166	64,787	(2,853)	108,100	12.39
	2017	8,177	42,763	(4,774)	46,166	13.66
Growth Fund	2018	208,298	254,182	(5,277)	457,203	14.00
	2017	42,414	169,701	(3,817)	208,298	14.08
Growth-Income Fund	2018	95,740	111,725	(4,749)	202,716	13.04
	2017	23,037	74,673	(1,970)	95,740	13.31
International Fund	2018	15,619	23,546	(1,805)	37,360	11.78
	2017	3,092	12,899	(372)	15,619	13.61
DWS Variable Series I – Class A subaccounts
Bond VIP	2018	47,779	10,472	(3,933)	54,318	$12.65
	2017	41,476	11,120	(4,817)	47,779	13.03
CROCI® International VIP	2018	167,927	78,894	(51,771)	195,050	8.94
	2017	150,061	31,296	(13,430)	167,927	10.48
Global Small Cap VIP	2018	166,311	29,890	(9,125)	187,076	14.53
	2017	147,611	26,263	(7,563)	166,311	18.33
DWS Variable Series II – Class A subaccounts
CROCI® U.S. VIP	2018	96,592	15,791	(4,015)	108,368	$20.73
	2017	82,860	17,071	(3,339)	96,592	23.23
Government & Agency Securities VIP	2018	48,316	8,487	(2,053)	54,750	13.36
	2017	41,247	10,871	(3,802)	48,316	13.33
Government Money Market	2018	44,367	8,256	(4,000)	48,623	9.99
	2017	40,804	7,806	(4,243)	44,367	9.89
High Income VIP	2018	101,330	17,603	(7,575)	111,358	17.80
	2017	87,530	18,282	(4,482)	101,330	18.31
Dreyfus Variable Investment Fund subaccount
Opportunistic Small Cap Portfolio	2018	91,174	15,892	(5,426)	101,640	$18.58
	2017	80,839	15,649	(5,314)	91,174	23.09
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service subaccount
Sustainable U.S. Equity Portfolio	2018	53,984	11,872	(3,282)	62,574	$20.93
	2017	45,040	11,541	(2,597)	53,984	22.01
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2018	378,367	75,252	(13,565)	440,054	$24.66
	2017	313,109	76,416	(11,158)	378,367	24.80
VIP Index 500 Portfolio	2018	439,823	105,578	(14,861)	530,540	23.27
	2017	338,024	117,595	(15,796)	439,823	24.46
VIP Mid Cap Portfolio	2018	531,054	93,800	(38,097)	586,757	19.42
	2017	432,047	115,221	(16,214)	531,054	22.82

52

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2018	5,589	1,814	(131)	7,272	$14.96
	2017	4,654	1,798	(863)	5,589	15.51
VIP Freedom 2010 Portfolio	2018	6,935	1,490	(961)	7,464	16.14
	2017	5,911	1,845	(821)	6,935	16.91
VIP Freedom 2015 Portfolio	2018	10,155	2,386	(1,821)	10,720	16.40
	2017	10,159	2,245	(2,249)	10,155	17.36
VIP Freedom 2020 Portfolio	2018	52,706	8,817	(3,416)	58,107	16.53
	2017	44,676	11,982	(3,952)	52,706	17.65
VIP Freedom 2025 Portfolio	2018	82,855	14,054	(6,122)	90,787	17.33
	2017	78,746	15,413	(11,304)	82,855	18.65
VIP Freedom 2030 Portfolio	2018	319,940	47,170	(19,592)	347,518	17.33
	2017	286,832	52,723	(19,615)	319,940	18.90
VIP Freedom Income Portfolio	2018	38,230	9,114	(3,385)	43,959	13.96
	2017	31,959	8,956	(2,685)	38,230	14.33
Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2018	42,518	18,370	(2,526)	58,362	$13.66
	2017	32,958	11,009	(1,449)	42,518	13.96
VIP FundsManager 50% Portfolio	2018	156,074	29,704	(11,959)	173,819	15.92
	2017	127,538	33,220	(4,684)	156,074	16.87
VIP FundsManager 70% Portfolio	2018	288,650	40,936	(15,824)	313,762	17.00
	2017	255,254	42,078	(8,682)	288,650	18.47
VIP FundsManager 85% Portfolio	2018	305,909	45,552	(20,708)	330,753	17.71
	2017	280,899	48,507	(23,497)	305,909	19.54
Franklin Templeton Variable Insurance Products Trust subaccounts
Small Mid Cap Growth VIP Fund	2018	226,059	35,280	(14,378)	246,961	$20.70
	2017	194,855	42,191	(10,987)	226,059	21.94
Small Cap Value VIP Fund	2018	160,410	29,485	(11,129)	178,766	19.56
	2017	135,500	34,123	(9,213)	160,410	22.52
Janus Henderson subaccounts
VIT Balanced Portfolio (Service Shares)	2018	381,374	61,555	(20,524)	422,405	$21.22
	2017	323,602	66,688	(8,916)	381,374	21.19
VIT Forty Portfolio (Institutional Shares)	2018	470,118	143,323	(77,932)	535,509	23.21
	2017	380,921	98,743	(9,546)	470,118	22.83
PIMCO Variable Insurance Trust subaccounts
VIT International Bond Portfolio (U.S. Dollar-H	2018	71,360	13,071	(5,029)	79,402	$17.38
	2017	61,575	15,591	(5,806)	71,360	17.07
VIT Low Duration Portfolio	2018	67,034	13,787	(5,259)	75,562	12.66
	2017	55,144	14,660	(2,770)	67,034	12.66

53

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2018	1,076,887	165,936	(26,445)	1,216,378	$17.52
	2017	921,982	184,360	(29,455)	1,076,887	18.55
SAM Conservative Balanced Portfolio	2018	208,459	40,355	(7,714)	241,100	16.52
	2017	174,120	44,195	(9,856)	208,459	17.21
SAM Conservative Growth Portfolio	2018	1,734,021	220,227	(70,759)	1,883,489	18.03
	2017	1,531,788	256,757	(54,524)	1,734,021	19.41
SAM Flexible Income Portfolio	2018	48,866	9,208	(3,257)	54,817	16.26
	2017	43,085	10,246	(4,465)	48,866	16.68
SAM Strategic Growth Portfolio	2018	2,005,466	277,319	(88,916)	2,193,869	18.11
	2017	1,749,893	311,149	(55,576)	2,005,466	19.93

The remainder of this page intentionally left blank.

54

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

6. Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
American Funds Insurance Series
Asset Allocation Fund
2018	96,052	$ 11.75	to	$ 11.75	$1,128,334	2.16%	0.30%	to	0.30%	(4.89%)	to	(4.89%)
2017	41,236	12.35	to	12.35	509,318	2.24%	0.30%	to	0.30%	15.88%	to	15.88%
2016 (1)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Capital Income Builder Fund
2018	122,738	$ 10.45	to	$ 10.45	$1,282,447	3.13%	0.30%	to	0.30%	(7.36%)	to	(7.36%)
2017	55,409	11.28	to	11.28	624,982	3.06%	0.30%	to	0.30%	12.70%	to	12.70%
2016 (2)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth and Income Fund
2018	84,908	$ 12.01	to	$ 12.01	$1,019,346	2.12%	0.30%	to	0.30%	(9.90%)	to	(9.90%)
2017	37,525	13.32	to	13.32	499,993	3.40%	0.30%	to	0.30%	25.69%	to	25.69%
2016 (3)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Global Growth Fund
2018	108,100	$ 12.39	to	$ 12.39	$1,339,404	0.90%	0.30%	to	0.30%	(9.32%)	to	(9.32%)
2017	46,166	13.66	to	13.66	630,771	1.06%	0.30%	to	0.30%	31.08%	to	31.08%
2016 (4)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth Fund
2018	457,203	$ 14.00	to	$ 14.00	$6,400,359	0.53%	0.30%	to	0.30%	(0.55%)	to	(0.55%)
2017	208,298	14.08	to	14.08	2,932,005	0.74%	0.30%	to	0.30%	27.91%	to	27.91%
2016 (5)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Growth-Income Fund
2018	202,716	$ 13.04	to	$ 13.04	$2,642,748	1.82%	0.30%	to	0.30%	(2.08%)	to	(2.08%)
2017	95,740	13.31	to	13.31	1,274,671	2.04%	0.30%	to	0.30%	22.02%	to	22.02%
2016 (6)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
International Fund
2018	37,360	$ 11.78	to	$ 11.78	$440,210	2.29%	0.30%	to	0.30%	(13.39%)	to	(13.39%)
2017	15,619	13.61	to	13.61	212,497	2.00%	0.30%	to	0.30%	31.75%	to	31.75%
2016 (7)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Calvert Variable Series, Inc.
VP SRI Mid Cap Portfolio
2018	8,864	$ 21.63	to	$ 21.63	$191,778	0.54%	0.90%	to	0.90%	(5.29%)	to	(5.29%)
2017	8,881	22.84	to	22.84	202,853	0.68%	0.90%	to	0.90%	10.66%	to	10.66%
2016	9,130	20.64	to	20.64	188,456	0.00%	0.90%	to	0.90%	6.28%	to	6.28%
2015	9,233	19.42	to	19.42	179,317	0.00%	0.90%	to	0.90%	(4.14%)	to	(4.14%)
2014	9,208	20.26	to	20.26	186,546	0.00%	0.90%	to	0.90%	7.12%	to	7.12%

55

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
DWS Investments VIT Funds – Class B Shares (8)
Equity 500 Index VIP
2018	120,251	$ 16.72	to	$ 16.72	$2,010,070	1.39%	0.30%	to	0.30%	(5.22%)	to	(5.22%)
2017	124,293	17.64	to	32.98	2,208,885	1.42%	0.30%	to	0.70%	20.23%	to	20.71%
2016	194,111	14.61	to	27.43	2,920,405	1.75%	0.30%	to	0.70%	10.54%	to	10.98%
2015	179,540	13.17	to	24.81	2,553,963	1.38%	0.30%	to	0.70%	0.21%	to	0.61%
2014	125,263	13.08	to	24.76	2,440,381	1.57%	0.30%	to	0.70%	12.26%	to	12.71%
DWS Variable Series I – Class A Shares (8)
Bond VIP
2018	503,659	$ 12.65	to	$ 16.27	$7,999,357	4.44%	0.30%	to	0.90%	(3.53%)	to	(2.95%)
2017	493,156	13.03	to	16.87	8,135,512	2.39%	0.30%	to	0.90%	4.89%	to	5.52%
2016	469,730	12.35	to	16.08	7,399,495	5.02%	0.30%	to	0.90%	4.98%	to	5.61%
2015	451,411	11.70	to	15.32	6,795,901	2.93%	0.30%	to	0.90%	(1.18%)	to	(0.59%)
2014	435,248	11.76	to	15.50	6,641,990	3.44%	0.30%	to	0.90%	5.68%	to	6.31%
Core Equity VIP
2018	183,328	$ 20.82	to	$ 20.82	$3,817,238	1.77%	0.90%	to	0.90%	(6.53%)	to	(6.53%)
2017	190,223	22.28	to	22.28	4,237,584	1.16%	0.90%	to	0.90%	19.94%	to	19.94%
2016	193,962	18.57	to	18.57	3,602,469	1.41%	0.90%	to	0.90%	9.49%	to	9.49%
2015	200,574	16.96	to	16.96	3,402,245	0.84%	0.90%	to	0.90%	4.31%	to	4.31%
2014	212,585	16.26	to	16.26	3,457,024	1.06%	0.90%	to	0.90%	10.83%	to	10.83%
CROCI® International VIP
2018	1,809,266	$ 7.05	to	$ 8.94	$13,128,872	1.03%	0.30%	to	0.90%	(15.16%)	to	(14.65%)
2017	1,734,207	8.31	to	10.48	14,780,362	6.89%	0.30%	to	0.90%	20.88%	to	21.60%
2016	1,720,063	6.88	to	8.62	12,090,578	10.25%	0.30%	to	0.90%	(0.16%)	to	0.44%
2015	1,642,550	6.89	to	8.58	11,523,405	4.04%	0.30%	to	0.90%	(6.33%)	to	(5.76%)
2014	1,537,825	7.35	to	9.10	11,462,160	1.71%	0.30%	to	0.90%	(12.55%)	to	(12.03%)
Global Small Cap VIP
2018	582,623	$ 14.53	to	$ 21.06	$11,046,886	0.28%	0.30%	to	0.90%	(21.22%)	to	(20.75%)
2017	556,600	18.33	to	26.73	13,480,879	0.00%	0.30%	to	0.90%	18.96%	to	19.66%
2016	541,245	15.32	to	22.47	11,106,266	0.38%	0.30%	to	0.90%	0.67%	to	1.27%
2015	510,553	15.12	to	22.32	10,550,515	0.94%	0.30%	to	0.90%	0.26%	to	0.86%
2014	488,879	15.00	to	22.26	10,199,888	0.85%	0.30%	to	0.90%	(4.98%)	to	(4.42%)
DWS Variable Series II – Class A Shares (8)
CROCI® U.S. VIP
2018	1,008,263	$ 12.24	to	$ 31.17	$29,930,333	2.47%	0.30%	to	0.90%	(11.30%)	to	(10.77%)
2017	1,005,538	13.72	to	35.14	33,814,712	1.48%	0.30%	to	0.90%	21.79%	to	22.52%
2016	1,004,972	11.20	to	28.85	27,870,211	1.00%	0.30%	to	0.90%	(5.24%)	to	(4.67%)
2015	963,716	11.75	to	30.45	28,420,457	1.44%	0.30%	to	0.90%	(7.70%)	to	(7.15%)
2014	939,785	12.65	to	32.99	30,209,734	1.67%	0.30%	to	0.90%	9.73%	to	10.39%
Government & Agency Securities VIP
2018	149,696	$ 13.36	to	$ 18.20	$2,459,411	2.64%	0.30%	to	0.90%	(0.36%)	to	0.24%
2017	143,644	13.33	to	18.26	2,385,004	2.48%	0.30%	to	0.90%	0.77%	to	1.37%
2016	138,363	13.15	to	18.12	2,302,494	3.00%	0.30%	to	0.90%	0.25%	to	0.85%
2015	130,327	13.04	to	18.08	2,196,582	2.77%	0.30%	to	0.90%	(0.92%)	to	(0.32%)
2014	124,494	13.08	to	18.25	2,142,523	2.27%	0.30%	to	0.90%	4.35%	to	4.98%
Government Money Market VIP
2018	175,942	$ 9.99	to	$ 11.26	$1,920,044	1.39%	0.30%	to	0.90%	0.48%	to	1.09%
2017	167,675	9.89	to	11.21	1,820,915	0.46%	0.30%	to	0.90%	(0.44%)	to	0.15%
2016	159,091	9.87	to	11.26	1,734,616	0.05%	0.30%	to	0.90%	(0.84%)	to	(0.25%)
2015	149,740	9.90	to	11.35	1,646,102	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
2014	146,947	9.92	to	11.46	1,630,625	0.01%	0.30%	to	0.90%	(0.88%)	to	(0.29%)
High Income VIP
2018	312,152	$ 17.80	to	$ 23.12	$6,625,032	7.80%	0.30%	to	0.90%	(3.39%)	to	(2.81%)
2017	304,868	18.31	to	23.93	6,727,252	5.69%	0.30%	to	0.90%	6.55%	to	7.19%
2016	289,365	17.09	to	22.46	6,029,348	6.04%	0.30%	to	0.90%	11.86%	to	12.53%
2015	281,407	15.18	to	20.08	5,279,997	6.15%	0.30%	to	0.90%	(5.29%)	to	(4.72%)
2014	262,846	15.94	to	21.20	5,252,353	6.50%	0.30%	to	0.90%	0.57%	to	1.17%
Small Mid Cap Growth VIP
2018	58,347	$ 8.04	to	$ 8.04	$468,960	0.00%	0.90%	to	0.90%	(14.36%)	to	(14.36%)
2017	58,124	9.39	to	9.39	545,532	0.10%	0.90%	to	0.90%	21.03%	to	21.03%
2016	56,483	7.75	to	7.75	438,012	0.00%	0.90%	to	0.90%	8.10%	to	8.10%
2015	57,924	7.17	to	7.17	415,521	0.00%	0.90%	to	0.90%	(1.78%)	to	(1.78%)
2014	60,169	7.30	to	7.30	439,442	0.00%	0.90%	to	0.90%	4.75%	to	4.75%

56

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2018	351,473	$ 17.26	to	$ 18.58	$6,200,489	0.00%	0.30%	to	0.90%	(20.01%)	to	(19.53%)
2017	348,647	21.58	to	23.09	7,660,842	0.00%	0.30%	to	0.90%	23.26%	to	16.44%
2016	348,536	17.51	to	18.62	6,191,415	0.00%	0.30%	to	0.90%	15.75%	to	(2.81%)
2015	342,984	15.12	to	15.99	5,244,730	0.00%	0.30%	to	0.90%	(3.39%)	to	1.02%
2014	334,820	15.66	to	16.45	5,281,069	0.00%	0.30%	to	0.90%	0.42%	to	47.77%
Quality Bond Portfolio
2018	83,642	$ 15.63	to	$ 15.63	$1,307,651	2.49%	0.90%	to	0.90%	(3.60%)	to	(3.60%)
2017	82,879	16.22	to	16.22	1,344,080	1.86%	0.90%	to	0.90%	3.32%	to	0.37%
2016	82,826	15.70	to	15.70	1,300,032	1.52%	0.90%	to	0.90%	0.37%	to	(2.76%)
2015	81,353	15.64	to	15.64	1,272,256	1.80%	0.90%	to	0.90%	(2.76%)	to	3.62%
2014	80,628	16.08	to	16.08	1,296,725	1.85%	0.90%	to	0.90%	3.62%	to	(2.67%)
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Service Class Shares
Sustainable U.S. Equity Portfolio
2018	72,253	$ 16.50	to	$ 20.93	$1,469,387	1.45%	0.30%	to	0.90%	(5.49%)	to	(4.93%)
2017	63,433	17.46	to	22.01	1,353,397	0.89%	0.30%	to	0.90%	14.02%	to	14.70%
2016	55,156	15.32	to	19.19	1,019,392	0.91%	0.30%	to	0.90%	9.09%	to	9.75%
2015	41,949	14.04	to	17.49	700,042	0.73%	0.30%	to	0.90%	(4.28%)	to	(3.70%)
2014	29,818	14.67	to	18.16	508,365	0.76%	0.30%	to	0.90%	12.12%	to	12.79%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio
2018	1,471,881	$ 19.50	to	$ 24.66	$33,445,211	0.15%	0.30%	to	0.90%	(1.17%)	to	(0.57%)
2017	1,453,745	19.61	to	29.72	33,288,973	0.12%	0.30%	to	0.90%	33.80%	to	34.60%
2016	1,429,404	14.57	to	22.17	24,415,367	0.00%	0.30%	to	0.90%	(0.18%)	to	0.41%
2015	1,347,046	14.51	to	22.16	22,983,747	0.17%	0.30%	to	0.90%	6.10%	to	6.73%
2014	1,284,601	13.59	to	20.85	20,548,746	0.10%	0.30%	to	0.90%	10.20%	to	10.86%
VIP Index 500 Portfolio
2018	1,437,605	$ 23.27	to	$ 23.56	$33,717,797	1.81%	0.30%	to	0.90%	(5.44%)	to	(4.87%)
2017	1,385,567	24.46	to	24.92	34,325,342	1.77%	0.30%	to	0.90%	20.51%	to	21.23%
2016	1,304,846	20.17	to	20.68	26,813,202	1.49%	0.30%	to	0.90%	10.75%	to	11.41%
2015	1,208,013	18.11	to	18.67	22,429,630	1.98%	0.30%	to	0.90%	0.33%	to	0.93%
2014	1,130,982	17.94	to	18.61	20,956,578	1.60%	0.30%	to	0.90%	12.44%	to	13.12%
VIP Mid Cap Portfolio
2018	815,621	$ 19.42	to	$ 39.11	$20,348,626	0.56%	0.30%	to	0.90%	(15.41%)	to	(14.90%)
2017	763,778	22.82	to	46.23	22,880,683	0.63%	0.30%	to	0.90%	19.63%	to	20.34%
2016	682,484	18.97	to	38.65	17,872,976	0.47%	0.30%	to	0.90%	11.11%	to	11.78%
2015	564,603	16.97	to	34.78	14,061,547	0.44%	0.30%	to	0.90%	(2.38%)	to	(1.79%)
2014	441,336	17.28	to	35.63	12,209,320	0.17%	0.30%	to	0.90%	5.25%	to	5.88%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2018	7,272	$ 14.96	to	$ 14.96	$108,800	1.66%	0.30%	to	0.30%	(3.53%)	to	(3.53%)
2017	5,589	15.51	to	15.51	86,687	1.49%	0.30%	to	0.30%	10.41%	to	10.41%
2017	5,589	15.51	to	15.51	86,687	1.49%	0.30%	to	0.30%	10.41%	to	10.41%
2015	3,010	13.45	to	13.45	40,471	1.85%	0.30%	to	0.30%	(0.78%)	to	(0.78%)
2014	2,319	13.55	to	13.55	31,410	1.51%	0.30%	to	0.30%	3.73%	to	3.73%
VIP Freedom 2010 Portfolio
2018	7,464	$ 16.14	to	$ 16.14	$120,484	1.48%	0.30%	to	0.30%	(4.55%)	to	(4.55%)
2017	6,935	16.91	to	16.91	117,281	1.44%	0.30%	to	0.30%	12.46%	to	12.46%
2016	5,911	15.03	to	15.03	88,887	1.42%	0.30%	to	0.30%	4.92%	to	4.92%
2015	4,739	14.33	to	14.33	67,936	1.71%	0.30%	to	0.30%	(0.83%)	to	(0.83%)
2014	3,999	14.45	to	14.45	57,805	1.61%	0.30%	to	0.30%	3.90%	to	3.90%
VIP Freedom 2015 Portfolio
2018	10,720	$ 16.40	to	$ 16.40	$175,739	1.45%	0.30%	to	0.30%	(5.57%)	to	(5.57%)
2017	10,155	17.36	to	17.36	176,300	1.31%	0.30%	to	0.30%	14.46%	to	14.46%
2016	10,159	15.17	to	15.17	154,094	1.41%	0.30%	to	0.30%	5.26%	to	5.26%
2015	8,048	14.41	to	14.41	115,963	1.40%	0.30%	to	0.30%	(0.80%)	to	(0.80%)
2014	9,767	14.53	to	14.53	141,885	1.56%	0.30%	to	0.30%	4.14%	to	4.14%
VIP Freedom 2020 Portfolio
2018	58,107	$ 16.53	to	$ 16.53	$960,253	1.38%	0.30%	to	0.30%	(6.36%)	to	(6.36%)
2017	52,706	17.65	to	17.65	930,158	1.40%	0.30%	to	0.30%	15.91%	to	15.91%
2016	44,676	15.23	to	15.23	680,216	1.44%	0.30%	to	0.30%	5.49%	to	5.49%
2015	37,665	14.43	to	14.43	543,645	1.76%	0.30%	to	0.30%	(0.76%)	to	(0.76%)
2014	31,342	14.54	to	14.54	455,826	1.60%	0.30%	to	0.30%	4.28%	to	4.28%

57

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
VIP Freedom 2025 Portfolio
2018	90,787	$ 17.33	to	$ 17.33	$1,573,461	1.29%	0.30%	to	0.30%	(7.06%)	to	(7.06%)
2017	82,855	18.65	to	18.65	1,545,006	1.29%	0.30%	to	0.30%	17.22%	to	17.22%
2016	78,746	15.91	to	15.91	1,252,724	1.43%	0.30%	to	0.30%	5.67%	to	5.67%
2015	65,645	15.06	to	15.06	988,306	1.83%	0.30%	to	0.30%	(0.80%)	to	(0.80%)
2014	50,982	15.18	to	15.18	773,750	1.59%	0.30%	to	0.30%	4.54%	to	4.54%
VIP Freedom 2030 Portfolio
2018	347,518	$ 17.33	to	$ 17.33	$6,021,283	1.20%	0.30%	to	0.30%	(8.33%)	to	(8.33%)
2017	319,940	18.90	to	18.90	6,047,235	1.24%	0.30%	to	0.30%	20.33%	to	20.33%
2016	286,832	15.71	to	15.71	4,505,362	1.36%	0.30%	to	0.30%	6.06%	to	6.06%
2015	237,783	14.81	to	14.81	3,521,671	1.67%	0.30%	to	0.30%	(0.83%)	to	(0.83%)
2014	183,748	14.93	to	14.93	2,744,076	1.50%	0.30%	to	0.30%	4.43%	to	4.43%
VIP Freedom Income Portfolio
2018	43,959	$ 13.96	to	$ 13.96	$613,677	1.60%	0.30%	to	0.30%	(2.57%)	to	(2.57%)
2017	38,230	14.33	to	14.33	547,772	1.44%	0.30%	to	0.30%	8.03%	to	8.03%
2016	31,959	13.26	to	13.26	423,869	1.34%	0.30%	to	0.30%	3.86%	to	3.86%
2015	26,804	12.77	to	12.77	342,288	2.00%	0.30%	to	0.30%	(0.87%)	to	(0.87%)
2014	15,411	12.88	to	12.88	198,520	1.58%	0.30%	to	0.30%	3.23%	to	3.23%
Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2018	58,362	$ 13.66	to	$ 13.66	$797,184	2.06%	0.30%	to	0.30%	(2.12%)	to	(2.12%)
2017	42,518	13.96	to	13.96	593,349	1.29%	0.30%	to	0.30%	6.87%	to	6.87%
2016	32,958	13.06	to	13.06	430,386	1.36%	0.30%	to	0.30%	2.36%	to	2.36%
2015	23,961	12.76	to	12.76	305,694	1.20%	0.30%	to	0.30%	(0.47%)	to	(0.47%)
2014	17,421	12.82	to	12.82	223,296	1.29%	0.30%	to	0.30%	3.67%	to	3.67%
VIP FundsManager 50% Portfolio
2018	173,819	$ 15.92	to	$ 15.92	$2,766,744	1.37%	0.30%	to	0.30%	(5.66%)	to	(5.66%)
2017	156,074	16.87	to	16.87	2,633,338	1.12%	0.30%	to	0.30%	13.90%	to	13.90%
2016	127,538	14.81	to	14.81	1,889,200	1.29%	0.30%	to	0.30%	3.77%	to	3.77%
2015	94,289	14.28	to	14.28	1,345,994	1.14%	0.30%	to	0.30%	(0.32%)	to	(0.32%)
2014	67,177	14.32	to	14.32	962,025	1.16%	0.30%	to	0.30%	4.64%	to	4.64%
VIP FundsManager 70% Portfolio
2018	313,762	$ 17.00	to	$ 17.00	$5,333,280	0.91%	0.30%	to	0.30%	(7.95%)	to	(7.95%)
2017	288,650	18.47	to	18.47	5,330,360	0.83%	0.30%	to	0.30%	18.58%	to	18.58%
2016	255,254	15.57	to	15.57	3,975,047	1.08%	0.30%	to	0.30%	4.55%	to	4.55%
2015	213,473	14.90	to	14.90	3,179,840	0.91%	0.30%	to	0.30%	(0.01%)	to	(0.01%)
2014	168,355	14.90	to	14.90	2,508,077	1.11%	0.30%	to	0.30%	4.79%	to	4.79%
VIP FundsManager 85% Portfolio
2018	330,753	$ 17.71	to	$ 17.71	$5,857,375	0.67%	0.30%	to	0.30%	(9.36%)	to	(9.36%)
2017	305,909	19.54	to	19.54	5,976,642	0.65%	0.30%	to	0.30%	22.53%	to	22.53%
2016	280,899	15.94	to	15.94	4,478,858	0.88%	0.30%	to	0.30%	5.16%	to	5.16%
2015	239,297	15.16	to	15.16	3,628,351	1.47%	0.30%	to	0.30%	0.05%	to	0.05%
2014	189,712	15.16	to	15.16	2,875,208	0.95%	0.30%	to	0.30%	4.76%	to	4.76%
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets VIP Fund
2018	244,841	$ 20.18	to	$ 20.18	$4,939,913	0.86%	0.90%	to	0.90%	(16.55%)	to	(16.55%)
2017	238,071	24.18	to	24.18	5,755,956	0.98%	0.90%	to	0.90%	39.16%	to	39.16%
2016	242,367	17.37	to	17.37	4,210,854	0.82%	0.90%	to	0.90%	16.39%	to	16.39%
2015	237,720	14.93	to	14.93	3,548,411	2.03%	0.90%	to	0.90%	(20.32%)	to	(20.32%)
2014	214,293	18.73	to	18.73	4,014,464	1.48%	0.90%	to	0.90%	(9.21%)	to	(9.21%)
Small Mid Cap Growth VIP Fund
2018	397,578	$ 20.70	to	$ 21.49	$8,348,989	0.00%	0.30%	to	0.90%	(6.22%)	to	(5.66%)
2017	381,544	21.94	to	22.92	8,523,113	0.00%	0.30%	to	0.90%	20.32%	to	21.04%
2016	351,676	18.13	to	19.05	6,519,125	0.00%	0.30%	to	0.90%	3.24%	to	3.86%
2015	316,236	17.45	to	18.45	5,681,788	0.00%	0.30%	to	0.90%	(3.53%)	to	(2.95%)
2014	277,233	17.98	to	19.12	5,173,688	0.00%	0.30%	to	0.90%	6.51%	to	7.15%
Small Cap Value VIP Fund
2018	363,925	$ 19.56	to	$ 23.29	$7,384,525	0.88%	0.30%	to	0.90%	(13.66%)	to	(13.14%)
2017	354,621	16.31	to	27.66	8,338,548	0.51%	0.30%	to	0.90%	9.67%	to	10.32%
2016	319,104	14.78	to	25.18	6,872,152	0.81%	0.30%	to	0.90%	29.03%	to	29.80%
2015	284,786	11.39	to	19.47	4,963,220	0.63%	0.30%	to	0.90%	(8.21%)	to	(7.66%)
2014	263,922	12.33	to	21.17	5,051,477	0.61%	0.30%	to	0.90%	(0.33%)	to	0.27%

58

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2018	228,674	$ 34.33	to	$ 34.33	$7,610,468	1.33%	0.30%	to	0.90%	(11.26%)	to	(10.73%)
2017	236,785	14.88	to	38.69	8,860,782	0.75%	0.30%	to	0.90%	10.08%	to	10.74%
2016	242,730	13.43	to	35.15	8,211,124	1.39%	0.30%	to	0.90%	12.52%	to	13.19%
2015	253,970	11.87	to	31.24	7,715,825	0.40%	0.30%	to	0.90%	(10.05%)	to	(9.51%)
2014 (9)	257,600	13.12	to	34.73	8,728,545	1.01%	0.30%	to	0.90%	6.15%	to	12.78%
Small Cap Equity Insights Fund
2018	131,723	$ 15.51	to	$ 28.12	$3,295,976	0.47%	0.30%	to	0.90%	(9.44%)	to	(8.90%)
2017	136,629	17.02	to	31.05	3,812,317	0.57%	0.30%	to	0.90%	10.57%	to	11.23%
2016	136,413	15.30	to	28.08	3,482,302	1.20%	0.30%	to	0.90%	22.10%	to	22.83%
2015	135,690	12.46	to	23.00	2,947,510	0.29%	0.30%	to	0.90%	(3.00%)	to	(2.42%)
2014 (10)	145,427	12.77	to	23.71	3,220,952	0.80%	0.30%	to	0.90%	4.85%	to	6.19%
Strategic Growth Fund
2018	750,969	$ 22.12	to	$ 22.12	$16,611,749	0.44%	0.90%	to	0.90%	(1.93%)	to	(1.93%)
2017	796,695	22.55	to	22.55	17,969,243	0.52%	0.90%	to	0.90%	29.50%	to	29.50%
2016	832,887	17.42	to	17.42	14,506,335	0.63%	0.90%	to	0.90%	1.07%	to	1.07%
2015	855,915	17.23	to	17.23	14,749,134	0.36%	0.90%	to	0.90%	2.47%	to	2.47%
2014	883,543	16.82	to	16.82	14,857,589	0.38%	0.90%	to	0.90%	12.63%	to	12.63%
Janus Henderson
VIT Balanced Portfolio (Service Shares)
2018	549,435	$ 21.22	to	$ 26.46	$12,325,101	1.79%	0.30%	to	0.90%	(0.47%)	to	0.13%
2017	512,552	21.19	to	26.59	11,570,027	1.42%	0.30%	to	0.90%	17.08%	to	17.78%
2016	449,220	17.99	to	22.71	8,675,111	2.01%	0.30%	to	0.90%	3.39%	to	4.01%
2015	387,123	17.30	to	21.96	7,276,683	1.67%	0.30%	to	0.90%	(0.49%)	to	0.11%
2014	326,213	17.28	to	22.07	6,218,157	1.53%	0.30%	to	0.90%	7.28%	to	7.92%
VIT Enterprise Portfolio (Service Shares)
2018	115,870	$ 19.27	to	$ 30.51	$3,270,993	0.13%	0.30%	to	0.90%	(1.56%)	to	(0.96%)
2017	117,884	19.46	to	39.12	3,420,815	0.54%	0.30%	to	0.90%	25.96%	to	26.71%
2016	121,649	15.35	to	31.00	2,916,070	0.71%	0.30%	to	0.90%	11.10%	to	11.77%
2015	123,422	13.74	to	27.84	2,695,779	0.76%	0.30%	to	0.90%	2.84%	to	3.46%
2014	124,497	13.28	to	27.02	2,711,427	0.03%	0.30%	to	0.90%	11.24%	to	11.91%
VIT Forty Portfolio (Institutional Shares)
2018	1,802,799	$ 20.43	to	$ 23.21	$38,319,992	1.16%	0.30%	to	0.90%	1.07%	to	1.68%
2017	1,800,477	20.21	to	22.83	37,623,560	0.00%	0.30%	to	0.90%	29.16%	to	29.93%
2016	1,769,587	15.65	to	17.57	28,426,337	0.84%	0.30%	to	0.90%	1.28%	to	1.89%
2015	1,674,041	15.45	to	17.24	26,344,093	1.19%	0.30%	to	0.90%	11.22%	to	11.88%
2014	1,674,217	13.89	to	15.41	23,569,117	0.16%	0.30%	to	0.90%	7.76%	to	8.41%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT International Bond Portfolio (U.S. Dollar-Hedged) (11)
2018	258,604	$ 17.38	to	$ 22.83	$5,471,136	1.32%	0.30%	to	0.90%	1.21%	to	1.81%
2017	254,045	17.07	to	22.56	5,339,280	4.89%	0.30%	to	0.90%	1.85%	to	2.46%
2016	241,465	16.66	to	22.15	5,010,299	1.47%	0.30%	to	0.90%	5.52%	to	6.16%
2015	230,093	15.70	to	20.99	4,579,197	3.14%	0.30%	to	0.90%	(0.60%)	to	(0.01%)
2014	220,351	15.70	to	21.12	4,453,893	1.81%	0.30%	to	0.90%	10.17%	to	10.83%
VIT Low Duration Portfolio
2018	343,065	$ 12.66	to	$ 16.14	$5,273,530	1.92%	0.30%	to	0.90%	(0.56%)	to	0.04%
2017	334,927	12.66	to	16.23	5,195,885	1.34%	0.30%	to	0.90%	0.45%	to	1.05%
2016	313,792	12.52	to	16.16	4,869,353	1.49%	0.30%	to	0.90%	0.50%	to	1.10%
2015	302,933	12.39	to	16.08	4,699,721	3.48%	0.30%	to	0.90%	(0.58%)	to	0.01%
2014	290,180	12.39	to	16.17	4,551,194	1.13%	0.30%	to	0.90%	(0.05%)	to	0.55%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Capital Appreciation Account
2018	192,103	$ 1.71	to	$ 26.96	$3,912,574	0.96%	0.30%	to	0.90%	(4.51%)	to	(3.93%)
2017	191,511	17.31	to	41.18	4,131,378	1.04%	0.30%	to	0.90%	19.39%	to	20.10%
2016	216,679	14.41	to	34.42	3,921,067	0.91%	0.30%	to	0.90%	7.88%	to	8.53%
2015	198,044	13.28	to	31.84	3,636,670	0.04%	0.30%	to	0.90%	1.03%	to	1.63%
2014	182,683	13.07	to	31.46	3,655,865	2.93%	0.30%	to	0.90%	11.19%	to	11.86%
Diversified International Account
2018	56,112	$ 11.81	to	$ 11.81	$662,577	1.94%	0.30%	to	0.30%	(18.03%)	to	(18.03%)
2017	53,452	14.40	to	26.73	821,439	1.55%	0.30%	to	0.70%	27.90%	to	28.41%
2016	52,021	11.22	to	20.90	711,651	2.10%	0.30%	to	0.70%	(0.59%)	to	(0.19%)
2015	43,395	11.24	to	21.03	676,077	2.30%	0.30%	to	0.70%	(1.34%)	to	(0.95%)
2014	36,432	11.35	to	21.31	715,407	1.91%	0.30%	to	0.70%	(4.08%)	to	(3.70%)

59

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Equity Income Account
2018	325,897	$15.92	to	$31.69	$8,447,556	1.74%	0.30%	to	0.90%	(6.09%)	to	(5.52%)
2017	334,182	16.85	to	37.80	9,352,344	2.04%	0.30%	to	0.90%	19.69%	to	20.41%
2016	336,014	13.99	to	31.51	8,043,908	2.52%	0.30%	to	0.90%	14.40%	to	15.09%
2015	333,372	12.16	to	27.49	7,203,031	2.23%	0.30%	to	0.90%	(5.01%)	to	(4.44%)
2014	309,996	12.72	to	28.88	7,689,384	2.20%	0.30%	to	0.90%	11.46%	to	12.12%
LargeCap Growth Account
2018	13,655	$16.10	to	$16.10	$224,509	0.09%	0.30%	to	0.30%	(8.18%)	to	(7.82%)
2017	13,603	17.46	to	30.59	248,556	0.15%	0.30%	to	0.70%	33.61%	to	34.14%
2016	14,356	13.02	to	22.90	208,522	0.08%	0.30%	to	0.70%	(6.04%)	to	(5.66%)
2015	12,188	13.80	to	24.37	210,101	0.00%	0.30%	to	0.70%	4.00%	to	4.42%
2014	9,762	13.22	to	23.43	201,206	0.32%	0.30%	to	0.70%	10.08%	to	10.52%
MidCap Account
2018	111,968	$17.08	to	$134.98	$10,530,246	0.05%	0.30%	to	0.90%	(7.62%)	to	(7.07%)
2017	113,844	18.38	to	159.82	11,738,868	0.33%	0.30%	to	0.90%	24.08%	to	24.82%
2016	111,179	14.72	to	128.55	9,740,122	0.14%	0.30%	to	0.90%	9.13%	to	9.78%
2015	107,642	13.41	to	117.56	9,302,446	0.27%	0.30%	to	0.90%	0.47%	to	1.07%
2014	97,765	13.27	to	116.78	9,502,424	0.29%	0.30%	to	0.90%	11.70%	to	12.36%
SmallCap Account
2018	191,777	$10.44	to	$10.67	$2,004,865	0.09%	0.30%	to	0.90%	(11.96%)	to	(11.43%)
2017	201,964	11.86	to	12.05	2,397,243	0.15%	0.30%	to	0.90%	11.57%	to	12.23%
2016	208,879	10.63	to	10.74	2,221,426	0.08%	0.30%	to	0.90%	16.11%	to	16.80%
2015	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2014 (12)	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account Account
2018	5,959	$10.83	to	$10.83	$64,564	3.21%	0.30%	to	0.30%	0.38%	to	0.38%
2017	7,074	10.79	to	14.69	76,342	3.35%	0.30%	to	0.70%	1.20%	to	1.20%
2016	9,017	10.66	to	14.57	96,231	3.91%	0.30%	to	0.70%	0.83%	to	1.24%
2015	3,922	10.53	to	14.45	41,882	3.17%	0.30%	to	0.70%	(0.03%)	to	0.37%
2014	3,055	10.49	to	14.45	40,301	2.02%	0.30%	to	0.70%	4.02%	to	4.43%
Income Account
2018	12,091	$11.67	to	$11.67	$141,073	4.14%	0.30%	to	0.30%	0.17%	to	0.17%
2017	12,282	11.65	to	18.49	147,156	4.15%	0.30%	to	0.70%	4.14%	to	4.56%
2016	11,786	11.14	to	17.76	151,627	4.60%	0.30%	to	0.70%	4.78%	to	5.20%
2015	8,530	10.59	to	16.95	117,144	3.93%	0.30%	to	0.70%	(1.61%)	to	(1.22%)
2014	8,963	10.72	to	17.22	131,490	4.14%	0.30%	to	0.70%	4.53%	to	4.95%
CLSD Money Market Account
2018	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2017	NA	NA	to	NA	NA	NA	NA	to	NA	NA	to	NA
2016 (13)	—	0.00	to	0.00	—	0.00%	0.30%	to	0.30%	(0.08%)	to	(0.08%)
2015	1,556	9.92	to	10.54	15,446	0.00%	0.30%	to	0.30%	(0.30%)	to	(0.30%)
2014 (14)	1,591	9.95	to	10.62	15,840	0.00%	0.30%	to	0.70%	(0.17%)	to	(0.17%)
Short-Term Income Account
2018	18	$10.64	to	$10.64	$194	1.87%	0.30%	to	0.30%	0.92%	to	0.92%
2017	26	10.54	to	10.54	276	1.68%	0.30%	to	0.30%	1.48%	to	1.48%
2016	34	10.39	to	10.39	356	2.37%	0.30%	to	0.30%	1.70%	to	1.70%
2015	101	10.21	to	13.01	1,201	2.51%	0.30%	to	0.70%	(0.11%)	to	0.29%
2014	101	10.18	to	13.02	1,179	1.39%	0.30%	to	0.70%	0.31%	to	0.71%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2018	1,878,418	$13.39	to	$24.88	$35,782,282	2.96%	0.30%	to	0.90%	(6.10%)	to	(5.54%)
2017	1,748,119	14.17	to	26.50	35,754,837	1.98%	0.30%	to	0.90%	13.86%	to	14.53%
2016	1,590,089	12.37	to	23.27	28,721,367	1.93%	0.30%	to	0.90%	5.67%	to	6.30%
2015	1,414,898	11.64	to	22.02	24,485,978	2.73%	0.30%	to	0.90%	(1.97%)	to	(1.38%)
2014	1,215,896	11.80	to	22.46	22,065,773	2.49%	0.30%	to	0.90%	5.64%	to	6.27%
SAM Conservative Balanced Portfolio
2018	354,825	$16.52	to	$21.97	$6,236,499	3.20%	0.30%	to	0.90%	(4.62%)	to	(4.04%)
2017	293,932	13.19	to	23.04	5,286,341	2.59%	0.30%	to	0.90%	10.16%	to	10.81%
2016	268,088	11.91	to	20.91	4,363,584	2.34%	0.30%	to	0.90%	5.13%	to	5.76%
2015	231,850	11.26	to	19.89	3,630,135	3.08%	0.30%	to	0.90%	(1.82%)	to	(1.23%)
2014	191,955	11.40	to	20.26	3,186,291	2.79%	0.30%	to	0.90%	4.97%	to	5.60%

60

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

6. Financial Highlights

	At December 31					For the Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
SAM Conservative Growth Portfolio
2018	3,404,745	$14.11	to	$26.93	$71,593,270	2.61%	0.30%	to	0.90%	(7.66%)	to	(7.10%)
2017	3,299,876	15.18	to	29.16	75,639,161	1.37%	0.30%	to	0.90%	18.40%	to	19.11%
2016	3,116,562	12.75	to	24.63	61,082,707	1.24%	0.30%	to	0.90%	5.81%	to	6.44%
2015	2,867,201	11.98	to	23.28	53,943,032	2.05%	0.30%	to	0.90%	(2.22%)	to	(1.64%)
2014	2,552,465	12.18	to	23.81	50,810,215	1.63%	0.30%	to	0.90%	6.19%	to	6.82%
SAM Flexible Income Portfolio
2018	131,504	$16.26	to	$20.25	$2,195,111	3.88%	0.30%	to	0.90%	(3.07%)	to	(2.49%)
2017	114,233	12.57	to	20.89	1,921,973	3.16%	0.30%	to	0.90%	7.17%	to	7.81%
2016	103,417	11.65	to	19.49	1,751,882	3.15%	0.30%	to	0.90%	5.78%	to	6.41%
2015	96,948	10.95	to	18.43	1,579,133	3.26%	0.30%	to	0.90%	(2.42%)	to	(1.84%)
2014	94,502	11.16	to	18.88	1,548,114	3.33%	0.30%	to	0.90%	4.85%	to	5.48%
SAM Strategic Growth Portfolio
2018	4,073,530	$14.36	to	$27.92	$86,999,915	2.21%	0.30%	to	0.90%	(9.68%)	to	(9.14%)
2017	3,983,262	15.80	to	31.25	95,388,676	1.25%	0.30%	to	0.90%	20.86%	to	21.58%
2016	3,793,250	13.00	to	25.81	76,452,759	1.24%	0.30%	to	0.90%	4.96%	to	5.59%
2015	3,445,707	12.31	to	24.54	67,901,496	2.05%	0.30%	to	0.90%	(2.75%)	to	(2.17%)
2014	3,058,165	12.58	to	25.18	64,589,707	1.36%	0.30%	to	0.90%	7.39%	to	8.03%

(1)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Asset Allocation Fund Subaccount.
(2)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Capital Income Builder Subaccount.
(3)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth and Income Fund Subaccount.
(4)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Global Growth Fund Subaccount.
(5)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth Fund Subaccount.
(6)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds Growth-Income Fund Subaccount.
(7)	For the period (commencement of operations): May 1, 2016 to December 31, 2016 - American Funds International Fund Subaccount.
(8)	The Deutsche Funds were rebranded to DWS funds effective July 2, 2018.
(9)

The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on June 16, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 16, 2014 through December 31, 2014.

(10)

The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on October 28, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 28, 2014 through December 31, 2014.

(11)	Name changed from PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) effective July 30, 2018.
(12)

For the period (commencement of operations): April 17, 2015 to December 31, 2015 - PVC SmallCap Blend Account II. Effective April 17, 2015, the PVC SmallCap Growth Account II Subaccount merged with the PVC SmallCap Blend Account II Subaccount. The PVC SmallCap Blend Account II was the surviving subaccount.

(13)

For the period (cessation of operations): January 1, 2016 to April 8, 2016 the PVC Money Market Account Fund Portfolio Subaccount. The PVC Money Market Account Fund Subaccount transferred to the Fixed account.

61

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2018

6. Financial Highlights

(14)

The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th through 20th duration year on June 2, 2014. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 2, 2014 through December 31, 2014.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Company has evaluated the effects of events subsequent to December 31, 2018, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

62

PART C

OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolutions.

1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.[1]

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

1)	Form of Distribution Agreement.[2]

2)	Form of Investors Brokerage Services, Inc. Registered Representative Agreement.[2]

3)	Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[6]

4)	Registered Representative Agreement Farmers Financial Solutions, LLC.[6]

5)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[17]

6)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[21]

7)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[26]

(d)	Contracts.

1)	Revised Specimen Flexible Premium Variable Life Insurance Policy.[3]

2)	Revised Monthly Disability Benefit Rider.[3,12]

3)	Revised Waiver of Deduction Benefit Rider.[3]

4)	Revised Accidental Death Benefit Rider.[3]

5)	Revised Additional Insured Term Insurance Rider.[3]

6)	Revised Children’s Term Insurance Rider.[3]

7)	Automatic Increase Benefit Rider.[3]

8)	Accelerated Benefit Rider.[3]

9)	Final Contract for the Individual Flexible Premium Variable Life Insurance Policy.[14]

10)	Accelerated Benefit Rider for Terminal Illness.[16]

11)	Revised Variable Policy Facing Page (2004).[16]

(e)	Applications.

1)	Form of Application for Flexible Premium Life Insurance.[3]

2)	Form of Variable Policy Application Supplement.[4]

3)	Revised Variable Policy Application Supplement.[8,10]

4)	Revised Variable Policy Application Supplement.[13]

5)	Revised Variable Policy Application Supplement (2007).[19]

6)	Revised Variable Policy Application Supplement (May 2008).[24]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

1)	Articles of Incorporation of Farmers New World Life Insurance Company.[1]

2)	By-Laws of Farmers New World Life Insurance Company.[1]

3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (May 1, 2007).[20]

4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 23, 2009).[26]

5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[27]

6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013). [29]

7)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (May 27, 2015).[33]

8)	Amended Articles of Incorporation of Farmers New World Life Insurance Company (February 27, 2018).[33]

(g)	Reinsurance Contracts.

1)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.[14]

2)	Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.[14]

(h)	Participation Agreements.

1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[4]

2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[4]

3)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[4]

4)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[4]

5)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

6)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[6]

7)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[6]

8)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[6]

9)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[6]

10)	Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.[6]

11)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.[6]

12)	Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.[6]

13)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[6]

14)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[6]

15)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

16)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[8]

17)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[10]

18)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[15]

19)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company.[19]

20)	Form of Rule 22c-2 Shareholder Information Agreement.[19]

21)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[19]

22)

Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[23]

23)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[23]

24)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[23]

25)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[24]

26)

Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[24]

27)

Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[24]

28)

Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[24]

29)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[24]

30)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[24]

31)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[24]

32)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[24]

33)	First Amendment to the Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[25]

34)

Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).[27]

35)

Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (DWSVS II), Deutsche Investment Management Americas Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company.[27]

36)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company.[28]

37)	Amendment to the Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.) [29]

38)

Amendment to the Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Management Americas, Inc., DWS Investments Distributors, Inc and Farmers New World Life Insurance Company. (February 4, 2013.) [29]

39)

Amendment to the Participating Agreement dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Management Americas, Inc., and Farmers New World Life Insurance Company. (February 4, 2013.)[29]

40)	Amendment to the Participation Agreement dated March 10, 2000 between DWS Variable Series II, DWS Investment Management Americas, Inc.[29]

41)

Amendments to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013). [29]

42)

Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012). [29]

43)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and Farmers New World Life Insurance Company (January 28, 2013). [29]

44)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.)[29]

45)	Amendment to the Letter Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.)[31]

46)	Amendment to the Indemnification Agreement between Deutsche Investment Management Americas Inc. and Farmers New World Life Insurance Company (January 1, 2015.)[31]

47)

Second Amendment dated as of April 7, 2016 to the Participation Agreement dated August 25, 2008 by and among Principal Variable Contracts Funds, Inc., (formerly Principal Variable Contracts Fund, Inc.), Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company.[31]

48)

Termination of Participation Agreement, dated March 28, 2001, among Calvert Variable Series, Inc., Calvert Distributors, Inc., and Farmers New World Life Insurance Company dated September 19, 2017, and effective December 30, 2016. [33]

49)

Fund Participation Agreement among Eaton Vance Distributors, Inc., Calvert Variable Series, Inc., and Farmers New World Life Insurance Company dated October 23, 2017, and effective December 30, 2016.[33]

(i)	Administrative Contracts.

1)	Consulting Services Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

2)	Form of Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company.[2]

3)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.[8]

(j)	Other Material Contracts.

1)	Powers of Attorney. [32]

(k)	Legal Opinion.

1)	Opinion of Garrett B. Paddor, Esquire.[34]

(l)	Actuarial Opinion.

1)	Opinion of Ryan R. Larson, FSA, MAAA.[16]

(m)	Calculation.[12]

(n)	Other Opinions.

1)	Consent of PricewaterhouseCoopers LLP.[34]

2)	Consent of Deloitte & Touche LLP.[12]

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

1)	Description of issuance, transfer and redemption procedures.[3]

2)	Revised description of issuance, transfer and redemption procedures (May 2000).[5]

3)	Revised description of issuance, transfer and redemption procedures (May 2001).[7]

4)	Revised description of issuance, transfer and redemption procedures (May 2002).[9]

5)	Revised description of issuance, transfer and redemption procedures (May 2004).[14]

6)	Revised description of issuance, transfer and redemption procedures (May 2005).[16]

7)	Revised description of issuance, transfer and redemption procedures (September 2008).[23]

8)	Revised description of issuance, transfer and redemption procedures (April 2017).[32]

[1]	Incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.
[2]

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.
[4]

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 21, 2000.
[6]

Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

[7]	Incorporated herein by reference to Post-Effective Amendment No. 2 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2001.

[8]

Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

[9]	Previously filed in Post-Effective Amendment No. 3 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 26, 2002.
[10]

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

[11]	Previously filed in Post-Effective Amendment No. 4 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on August 28, 2002.
[12]	Previously filed in Post-Effective Amendment No. 6 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2003.
[13]

Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2004.

[14]	Previously filed in Post-Effective Amendment No. 7 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2004.
[15]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

[16]	Previously filed in Post-Effective Amendment No. 8 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2005.
[17]

Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

[18]

Previously filed in Post-Effective Amendment No. 9 to this registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 26, 2006 (File Nos. 333-84023 and 811-09507).

[19]

Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

[20]

Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

[21]	Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).
[22]

Previously filed in Post-Effective Amendment No. 11 to this registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2008 (File Nos. 333-84023 and 811-09507).

[23]

Incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

[24]

Incorporated herein by reference to the Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

[25]

Incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on October 22, 2009 (File Nos. 333-85183 and 811-09547).

[26]

Incorporated herein by reference to Post-Effective Amendment No. 2 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

[27]

Incorporated herein by reference to Post-Effective Amendment No. 3 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

[28]

Incorporated herein by reference to Post-Effective Amendment No. 4 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File No. 333-149540 and 811-09507).

[29]

Incorporated herein by reference to Post-Effective Amendment No. 5 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File No. 333-149540 and 811-09507).

[30]

Incorporated herein by reference to Post-Effective Amendment No. 6 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 30, 2014 (File Nos. 333-149540 and 811-09507).

[31]

Incorporated herein by reference to Post-Effective Amendment No. 8 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC of April 29, 2016 (File Nos. 333-149540 and 811-09507).

[32]

Incorporated herein by reference to Post-Effective Amendment No. 9 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2017 (File Nos. 333-149540 and 811-09507).

[33]

Incorporated herein by reference to Post-Effective Amendment No. 10 to registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on May 21, 2018 (File Nos. 333-149540 and 811-09507).

[34]	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Jeff Dailey[1]	Director and Chairman of the Board
Diane Davis[2]	Director, CEO and President
Scott Lindquist[1]	Director and Assistant Treasurer
Annette Thompson[4]	Director
David Travers[6]	Director
Warren Tucker[8]	Director
Michael Rohwetter[5]	Chief Investment Officer
Paula Gospel[2]	Chief Risk Officer
Catherine M. Hall[2]	Chief Compliance Officer
Keith A. Terry[2]	Appointed Actuary
Joel Kuni[2]	Illustration Actuary
Leeann G. Badgett[2]	Treasurer
Michael Hoetzel[2]	Chief Claims Officer
Robert Gibson[2]	38a-1 Chief Compliance Officer
Garrett B. Paddor[2]	General Counsel and Corporate Secretary
Anthony Morris[3]	Assistant Treasurer
Margaret S. Giles[1]	Assistant Secretary
Doren E. Hohl[1]	Assistant Secretary
Nicole J. Pryor[1]	Assistant Secretary
Parul Sehgal[1]	Assistant Secretary

[1]	The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367.
[2]	The principal business address is 3120 139th Ave, Suite 300, Bellevue, WA 98005
[3]	The principal business address is 4750 Wilshire Boulevard, Los Angeles, CA 90010.
[4]	The principal business address is 735 Avenida Alcola, Arroyo Grande, CA 93420.
[5]	The principal business address is 4 World Trade Center, 150 Greenwich St., New York, NY 10007.
[6]	The principal business address is 15700 Long Vista Dr., Austin, TX 78728.
[7]	The principal business address is 9618 SW Quartermaster Dr., Vashon, WA 98070.

Item 28.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
Access Franchise Management Limited	GBR	Zurich Assurance Ltd	100.00000
ACN 000 141 051 Ltd.	AUS	Zurich Financial Services Australia Limited	100.00000
ADAC Autoversicherung AG	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	51.00000
Afterland Limited	GBR	Zurich Assurance Ltd	100.00000
AG Haus der Wirtschaft	CHE	Zurich Versicherungs-Gesellschaft AG	8.16327
Allied Dunbar Assurance plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	100.00000
Allied Dunbar Financial Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Healthcare Marketing Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Property Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Allied Dunbar Provident plc	GBR	Allied Dunbar Assurance plc	100.00000
Allied Zurich Holdings Limited	JEY	Zurich Versicherungs-Gesellschaft AG	100.00000
Allied Zurich Limited	GBR	Zurich Insurance Group Ltd.	100.00000
American Guarantee and Liability Insurance Company	NY	Zurich American Insurance Company	100.00000
American Zurich Insurance Company	IL	Steadfast Insurance Company	100.00000
Applyhere Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	100.00000
Ashdale Land and Property Company Limited	GBR	Zurich Insurance plc	100.00000
Asistbras S/A Assistência ao Viajante	BRA	Travel Ace Internacional de Servicios S.A.	65.00000
Assistance Online (China) Co Ltd	CHN	Assistancee Online Pte. Ltd	100.00000
Assistancee Online HK Ltd	HKG	Assistancee Online HK Ltd	0.00000
Assistancee Online HK Ltd	HKG	Assistancee Online Pte. Ltd	100.00000
Assistancee Online Pte. Ltd	SGP	Customer Care Assistance Pty Ltd	100.00000
Associated Marine Insurers Agents Pty. Limited	AUS	Zurich Financial Services Australia Limited	100.00000
ASTIS Holdings Limited	AUS	Cover-More Finance Pty Limited	100.00000
Aust Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Ballykilliane Holdings Limited	IRL	Zurich Insurance plc	100.00000
Bansabadell Pensiones, E.G.F.P, S.A.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ESP	Zurich Versicherungs-Gesellschaft AG	50.00000
Bansabadell Servicios Auxiliares De Seguros, S.L.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	100.00000
Bansabadell Vida S.A. de Seguros y Reaseguros	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Benefit Finance Partners, L.L.C.	DE	Zurich Benefit Finance LLC	50.00000
BFP Securities LLC	DE	Benefit Finance Partners, L.L.C.	100.00000
Bloomington Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
Bloomington Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bloomington Office MGP, LLC	DE	Bloomington Office MGP Manager, Inc	1.00000
Blue Insurance Australia Pty Ltd	AUS	Blue Insurance Limited	100.00000
Blue Insurance Limited	IRL	Cover-More Australia Pty Ltd	97.61000
Blue Marble Capital L.P.	BMU	Blue Marble Micro Limited	100.00000
Blue Marble Micro Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Blue Marble Microinsurance, Inc.	DE	Blue Marble Micro Limited	100.00000
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DEU	Deutscher Herold Aktiengesellschaft	100.00000
Bonus Pensionskassen Aktiengesellschaft	AUT	Zurich Versicherungs-Aktiengesellschaft	87.50000
BONUS Vorsorgekasse AG	AUT	Zurich Versicherungs-Aktiengesellschaft	50.00000
BOS Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
BOS Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 2 LLC	DE	Zurich American Insurance Company	100.00000
BOS Office 3, LLC	DE	Farmers New World Life Insurance Company	100.00000
BOS Office 4, LLC	DE	Zurich American Insurance Company	100.00000
BOS Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Bright Box Europe S.A.	CHE	Bright Box HK Limited	100.00000
Bright Box HK Limited	CHN	Zürich Versicherungs-Gesellschaft AG	100.00000
Bright Box Hungary KFT	HUN	Bright Box HK Limited	100.00000
Bright Box Middle East FZCO	ARE	Bright Box HK Limited	100.00000
Brinker Retail MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Bristlecourt Limited	GBR	Zurich Assurance Ltd	100.00000
Cayley Aviation Ltd.	BMU	Zurich Insurance Company Ltd, Bermuda Branch	100.00000

Celta Assistance SL	ESP	Universal Assistance S.A.	100.00000
Centre Group Holdings (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
Centre Insurance Company	DE	Centre Solutions (U.S.) Limited	100.00000
Centre Life Insurance Company	MA	Centre Solutions (U.S.) Limited	100.00000
Centre Reinsurance (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Centre Solutions (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000
Centre Solutions (U.S.) Limited	BMU	Centre Group Holdings (U.S.) Limited	100.00000
Charlotte Office 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI APT 1, LLC	DE	Zurich American Insurance Company	100.00000
CHI IND 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Chilena Consolidada Seguros de Vida S.A.	CHL	Inversiones Suizo Chilena S.A.	98.97703
Chilena Consolidada Seguros Generales S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	7.40525
Chilena Consolidada Seguros Generales S.A.	CHL	Inversiones Suizo Chilena S.A.	82.73165
City of London Insurance Company Limited	GBR	Eagle Star Insurance Company Limited	100.00000
COFITEM-COFIMUR	FRA	Zurich Versicherungs-Gesellschaft AG	12.40521
Collierville Center, LP	DE	Zurich Structured Finance, Inc.	99.00000
Collierville MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Collierville Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Collierville Office MGP, LLC	DE	Collierville MGP Manager, Inc.	1.00000
Colonial American Casualty and Surety Company	MD	Fidelity and Deposit Company of Maryland	100.00000
Community Trust Services Limited	GBR	Zurich Community Trust (UK) Limited	99.00000
Community Trust Services Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	1.00000
Concisa Vorsorgeberatung und Management AG	AUT	Bonus Pensionskassen Aktiengesellschaft	100.00000
Concourse Skelmersdale Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Cover-More (NZ) Limited	NZL	Cover-More Australia Pty Ltd	100.00000
Cover-More Asia Pte. Ltd	SGP	Travel Assist Pty Limited	100.00000
Cover-More Australia Pty Ltd	AUS	Cover-More Holdings Pty Ltd	100.00000
Cover-More Finance Pty Limited	AUS	Cover-More Group Limited	100.00000
Cover-More Group Limited	AUS	Zurich Travel Solutions Pty Limited	100.00000
Cover-More Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Cover-More Holdings USA Inc.	DE	Travel Assist Pty Limited	100.00000
Cover-More Inc.	DE	Cover-More Holdings USA Inc.	100.00000
Cover-More Insurance Services Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Cover-More Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
CP Holding Limited	VGB	Zurich Insurance Company Ltd, Bermuda Branch	100.00000
CREC (Birmingham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (COLLIERVILLE), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Durham), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CREC (Sacramento), LLC	DE	Zurich Structured Finance, Inc.	100.00000
CTH Affordable Housing Corporation	DE	Zurich Structured Finance, Inc.	100.00000
CTH Affordable Housing Investor, Inc.	DE	CTH Affordable Housing Corporation	100.00000
CTH/Landmark SLP, Inc.	IL	CTH Affordable Housing Corporation	100.00000
Cursud N.V.	ANT	Zurich Versicherungs-Gesellschaft AG	100.00000
Customer Care Assistance Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
Customer Care Holdings Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Customer Care Pty Ltd	AUS	Customer Care Holdings Pty Ltd	100.00000
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DEU	Zürich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Dallas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Dallas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Dallas Office MGP, LLC	DE	Dallas Office MGP Manager, Inc.	1.00000
Dallas Tower LP	DE	Zurich Structured Finance, Inc.	99.00000
Davidson Trahaire Corpsych (Singapore) Pte. Limited	SGP	DTC Bidco Pty Ltd	100.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Davidson Trahaire Holding Pty Ltd	65.00000
Davidson Trahaire Corpsych Pty Ltd	AUS	Applyhere Pty Ltd	35.00000
Davidson Trahaire Holding Pty Ltd	AUS	DTC Australia Pty Ltd	100.00000
DB Vita S.A.	LUX	Deutscher Herold Aktiengesellschaft	25.00000
DC Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
DC Retail 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Delkir S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Delta Wetlands Properties	IL	KLMLP 2, LLC	90.00000
Delta Wetlands Properties	IL	KLMLP 3, LLC	10.00000
DEN Retail 1 LLC	DE	Farmers New World Life Insurance Company	100.00000
Derimed S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000

Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00000
Deutscher Herold Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.82639
Deutscher Pensionsfonds Aktiengesellschaft	DEU	Deutscher Herold Aktiengesellschaft	74.90000
Deutsches Institut fur Altersvorsorge GmbH	DEU	Deutscher Herold Aktiengesellschaft	22.00000
Digital Insurance Group B.V.	NLD	Zürich Versicherungs-Gesellschaft AG	10.00000
Disability Management Services, Inc.	CT	Centre Group Holdings (U.S.) Limited	40.00000
DTC Australia Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
DTC Bidco Pty Ltd	AUS	DTC Holdco Pty Ltd	100.00000
DTC Holdco Pty Ltd	AUS	ASTIS Holdings Limited	100.00000
DTC NZ Bidco Limited	NZL	DTC Bidco Pty Ltd	100.00000
Dunbar Assets Ireland	IRL	Zurich Finance Company Ltd	0.03664
Dunbar Assets Ireland	IRL	ZCM Asset Holding Company (Bermuda) Limited	0.00000
Dunbar Assets plc	GBR	Dunbar Assets Ireland	100.00000
Dunbar Nominees Limited	GBR	Dunbar Assets plc	100.00000
Dunbar Sports and Social Club Limited	GBR	Allied Dunbar Assurance plc	100.00000
Dusfal S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Eagle Star (Leasing) Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Direct (Camberley) Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Eagle Star Direct Services Limited	GBR	Zurich UK General Services Limited	100.00000
Eagle Star Estates Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star European Life Assurance Company Limited	IRL	Zurich Life Assurance plc	100.00000
Eagle Star Executives Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Farms Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Forests Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Group Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Group Services Limited	GBR	Eagle Star Holdings Limited	100.00000
Eagle Star Holding Company of Ireland	IRL	Eagle Star Group Holdings Limited	0.00006
Eagle Star Holding Company of Ireland	IRL	Zurich Assurance Ltd	99.99994
Eagle Star Holdings Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Eagle Star Insurance Company Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Eagle Star Loans Limited	GBR	Zurich Assurance Ltd	100.00000
Eagle Star Securities Limited	GBR	Zurich Insurance plc	100.00000
Edilspettacolo SRL	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71233
Empire Fire and Marine Insurance Company	NE	Zurich American Insurance Company	100.00000
Empire Indemnity Insurance Company	OK	Zurich American Insurance Company	100.00000
Employee Services Limited	GBR	Allied Dunbar Financial Services Limited	100.00000
Endsleigh Financial Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Endsleigh Pension Trustee Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Eritage S.A.	URY	Zürich Versicherungs-Gesellschaft AG	65.00000
ES (Walsall) Nominee Limited	GBR	Zurich Assurance Ltd	100.00000
ES Cannock Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Cannock Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Dudley Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Dudley Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Plympton Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Ramsgate Nominee 1 Limited	GBR	Zurich Assurance Ltd	100.00000
ES Ramsgate Nominee 2 Limited	GBR	Zurich Assurance Ltd	100.00000
ESI Financing Limited	GBR	Eagle Star Insurance Company Limited	0.00011
ESI Financing Limited	GBR	Zurich Versicherungs-Gesellschaft AG	99.99989
Euclid KY Annex, LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Euclid Warehouses LP	DE	Zurich Structured Finance, Inc.	99.00000
Euroamérica Administradora General de Fondos S.A	CHL	Chilena Consolidada Seguros de Vida S.A.	100.00000
Extremus Versicherung-Aktiengesellschaft	DEU	Zurich Insurance plc Niederlassung fur Deutschland	5.00000
Farmers Family Fund	CA	Farmers Group, Inc.	100.00000
Farmers Group, Inc.	NV	Zurich Versicherungs-Gesellschaft AG	87.90000
Farmers Group, Inc.	NV	Zurich Insurance Group Ltd.	12.10000
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00000
Farmers New World Life Insurance Company	WA	Farmers Group, Inc.	100.00000
Farmers Reinsurance Company	CA	Farmers Group, Inc.	100.00000
Farmers Services Corporation	NV	Farmers Group, Inc.	100.00000

Farmers Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fidelity and Deposit Company of Maryland	MD	Zurich American Insurance Company	100.00000
FIG Holding Company	CA	Farmers Group, Inc.	100.00000
FIG Leasing Co., Inc.	CA	Farmers Group, Inc.	100.00000
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00000
Fitsense Insurance Services Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich Boliviana Seguros Personales S.A.	8.42193
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BOL	Zurich South America Invest AB	71.57801
FX Insurance Agency Hawaii, LLC	HI	FIG Leasing Co., Inc.	100.00000
FX Insurance Agency, LLC	DE	FIG Leasing Co., Inc.	100.00000
General Surety & Guarantee Co Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
Genevoise, Compagnie Immobiliere SA	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Grovewood Engineering Limited	GBR	Zurich Assurance Ltd	100.00000
Grovewood Property Holdings Limited	GBR	Eagle Star Holdings Limited	100.00000
H4B Humboldthafen Einheitsgesellschaft GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
Halo Holdco Limited	GBR	Cover-More Australia Pty Ltd	100.00000
Halo Holdco Limited	GBR	Zürich Versicherungs-Gesellschaft AG	0.00000
Halo Insurance Services Limited	GBR	Halo Holdco Limited	100.00000
Halo Insurance Services Pty Ltd	AUS	Halo Insurance Services Limited	100.00000
Hawkcentral Limited	GBR	Zurich Assurance Ltd	100.00000
Herengracht Investments B.V	DEU	RE Curve Holding B.V.	100.00000
Home & Overseas Insurance Company Limited	GBR	Eagle Star Insurance Company Limited	100.00000
Hoplite Reinsurance Company of Vermont, Inc.	VT	Zurich Holding Company of America, Inc.	100.00000
HOU IND 1, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 2, LLC	DE	Zurich American Insurance Company	100.00000
HOU IND 3, LLC	DE	Zurich American Insurance Company	100.00000
Independence Center Realty L.P.	DE	Philadelphia Investor, LLC	89.00000
INNATE, Inc.	DC	Cover-More Holdings USA Inc.	100.00000
INTEGRA Versicherungsdienst GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	100.00000
International Travel Assistance S.A.	PAN	Zürich Versicherungs-Gesellschaft AG	55.00000
Inversiones Suizo Chilena S.A.	CHL	Inversiones Suizo-Argentina S.A.	0.00001
Inversiones Suizo Chilena S.A.	CHL	Zurich Versicherungs-Gesellschaft AG	99.99999
Inversiones Suizo-Argentina S.A.	ARG	Zurich Lebensversicherungs-Gesellschaft AG	5.00400
Inversiones Suizo-Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	94.99600
Inversiones ZS America Dos Limitada	CHL	Inversiones ZS America SpA	100.00000
Inversiones ZS America SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversiones ZS America Tres SpA	CHL	Zurich Santander Insurance America, S.L.	100.00000
Inversora Alpina Financiadora de Primas, C.A.	VEN	Zurich Seguros, S.A.	100.00000
Irish National Insurance Company p.l.c.	IRL	Zurich Insurance plc	99.99999
Isis S.A.	ARG	Inversiones Suizo-Argentina S.A.	60.50140
Isis S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	39.49860
JFS/ZSF 1997 L.P.	VA	Zurich Structured Finance, Inc.	99.00000
JFS/ZSF 1998, L.P.	VA	Zurich Structured Finance, Inc.	99.00000
Kansas City Office LP	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Kansas Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Kansas Office MGP, LLC	DE	Kansas Office MGP Manager, Inc.	1.00000
Karvat Cover-More Assist. Pvt Ltd.	IND	Cover-More Asia Pte. Ltd	100.00000
Kennet Road 1 UK Limited	GBR	Zurich Assurance Ltd	100.00000
Kennet Road 2 UK Limited	GBR	Zurich Assurance Ltd	100.00000
KLMLP 2, LLC	DE	KLMLP, L.P.	100.00000
KLMLP 3, LLC	DE	KLMLP 2, LLC	100.00000
KLMLP, L.P.	DE	Zurich American Corporation	75.00000
Knip (Deutschland) GmbH	DEU	Knip AG	100.00000
Knip AG	CHE	Digital Insurance Group B.V.	98.88000
Komparu B.V.	NLD	Digital Insurance Group B.V.	100.00000
Kono Insurance Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Kouler S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
LA Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
LA Retail 1 LLC	DE	Zurich American Insurance Company	100.00000
Limited Liability Company “BRIGHT BOX”	RUS	Bright Box HK Limited	100.00000
Limited Liability Company “REMOTO”	RUS	Bright Box HK Limited	100.00000

Manon Vision Co., Ltd.	THA	Centre Solutions (Bermuda) Limited	0.00057
Manon Vision Co., Ltd.	THA	Zurich Finance Company Ltd	0.00066
Manon Vision Co., Ltd.	THA	Zurich Versicherungs-Gesellschaft AG	99.99877
MEATPACKING B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Medidata AG	CHE	Zurich Versicherungs-Gesellschaft AG	8.85180
Meritclass Investments Limited	GBR	Zurich Assurance Ltd	100.00000
MI Administrators, LLC	DE	FIG Leasing Co., Inc.	100.00000
MIAMI INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
Miami Industrial 2, LLC	DE	Farmers New World Life Insurance Company	100.00000
Miami Office 2, LLC	DE	Zurich American Insurance Company	100.00000
MIAMI OFFICE 3, LLC	DE	Zurich American Insurance Company	100.00000
Miami Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Minas Brasil Promotora de Servicos S/A	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
MSHQ, LLC	DE	JFS/ZSF 1998, L.P.	100.00000
MSP APT 1, LLC	DE	Zurich American Insurance Company	100.00000
Nashville Office 1, LLC	DE	Zurich American Insurance Company	100.00000
Navigators and General Insurance Company Limited	GBR	Zurich Insurance plc	100.00000
Nearheath Limited	GBR	Zurich Assurance Ltd	100.00000
NY Industrial 1, LLC	DE	Zurich American Insurance Company	100.00000
Oak Underwriting plc	GBR	Zurich Holdings (UK) Limited	100.00000
Orange Stone Company	IRL	Zurich Finance Company AG	100.00000
Orion Rechtsschutz-Versicherung AG	CHE	Zurich Versicherungs-Gesellschaft AG	78.00000
Parcelgate Limited	GBR	Zurich Assurance Ltd	100.00000
Perils AG	CHE	Zurich Versicherungs-Gesellschaft AG	11.11111
Perunsel S.A.	URY	Zürich Versicherungs-Gesellschaft AG	60.00000
Philly Office 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
POR Apt 2, LLC	DE	Zurich American Insurance Company	100.00000
POR Office 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
Prime Corporate Psychology Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Protektor Lebensversicherungs-AG	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.15838
PT Zurich Insurance Indonesia	IDN	Zürich Rückversicherungs-Gesellschaft AG	1.56878
PT Zurich Insurance Indonesia	IDN	Zurich Versicherungs-Gesellschaft AG	97.09134
PT Zurich Topas Life	IDN	Zurich Versicherungs-Gesellschaft AG	80.00000
R3 FL Holdings, LLC	FL	Fidelity and Deposit Company of Maryland	100.00000
Raleigh/Durham Offices, L.P.	DE	Zurich Structured Finance, Inc.	99.00000
RE Curve Holding B.V.	DEU	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Real Garant Espana S.L.	ESP	Real Garant GmbH Garantiesysteme	100.00000
Real Garant GmbH Garantiesysteme	DEU	Real Garant Versicherung Aktiengesellschaft	100.00000
Real Garant Versicherung Aktiengesellschaft	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Research Triangle MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Research Triangle Office MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
Research Triangle Office MGP, LLC	DE	Research Triangle MGP Manager, Inc.	1.00000
REX Holding S.a.r.l.	LUX	REX-ZDHL S.C.S. SICAV-SIF	100.00000
REX-Germany-ZDHL S.C.S	LUX	REX-ZDHL S.C.S. SICAV-SIF	95.240
Rex-Spain-ZDHL S.L.	ESP	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-The East S.à.r.l	LUX	REX-ZDHL S.C.S. SICAV-SIF	94.80000
REX-ZDHL GP S.a.r.l.	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
REX-ZDHL S.C.S. SICAV-SIF	LUX	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	100.00000
Rock Inne Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rokin 21 B.V.	NLD	Roxana Vastgoed B.V.	100.00000
Rokin 49 B.V.	NLD	Rock Inne Vastgoed B.V.	100.00000
Roxana Vastgoed B.V.	NLD	REX Holding S.à.r.l.	100.00000
Rural Community Insurance Company	MN	Zurich American Insurance Company	100.00000
Sacramento Office MGP, LLC	DE	Zurich Structured Finance, Inc.	100.00000
SAN DIEGO INDUSTRIAL 1, LLC	DE	Zurich American Insurance Company	100.00000
San Diego Retail 1, LLC	DE	Zurich American Insurance Company	100.00000
Santander Rio Seguros S.A.	ARG	Inversiones ZS America SpA	4.00000
Santander Rio Seguros S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Santander Seguros Sociedad Anónima	URY	Zurich Santander Insurance America, S.L.	100.00000

Saudi National Insurance Company	BHR	Zurich Insurance Company Ltd (Bahrain Branch)	5.00000
Sceptre Trust Limited	BHS	Eagle Star Holdings Limited	0.00002
Sceptre Trust Limited	BHS	Eagle Star Insurance Company Limited	99.99998
SEA APARTMENT 1, LLC	DE	Zurich American Insurance Company	100.00000
SEA APARTMENT 2, LLC	DE	Zurich American Insurance Company	100.00000
Serviaide Assistencia e Servicos, Lda.	PRT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00001
Serviaide Assistencia e Servicos, Lda.	PRT	Serviaide, S.A. - Sociedad Unipersonal	4.99999
Serviaide, S.A. - Sociedad Unipersonal	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00000
Servizurich S.A. - Sociedad Unipersonal	ESP	Zurich Insurance plc, Sucursal en Espana	100.00000
SF Apt 1, LLC	DE	Zurich American Insurance Company	100.00000
SF Industrial 1, LLC	DE	Farmers New World Life Insurance Company	100.00000
SF Office 1, LLC	DE	Zurich American Insurance Company	100.00000
SF Office 4, LLC	DE	Zurich American Insurance Company	100.00000
Shire Park Limited	GBR	Zurich Assurance Ltd	12.41935
SOCIETE AVENUE LOUIS CASAI 86 SA	CHE	Zürich Lebensversicherungs-Gesellschaft AG	100.00000
Speigelhof Vastgoed B.V.	DEU	RE Curve Holding B.V.	100.00000
Springboard Health and Performance Pty Ltd	AUS	DTC Bidco Pty Ltd	100.00000
Steadfast Insurance Company	DE	Zurich American Insurance Company	100.00000
Steadfast Santa Clarita Holdings LLC	DE	Steadfast Insurance Company	100.00000
Sterling ISA Managers (Nominees) Limited	GBR	Sterling ISA Managers Limited	100.00000
Sterling ISA Managers Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Stratos Limited	NZL	DTC NZ Bidco Limited	100.00000
Sunley Homes Limited	GBR	Zurich Insurance plc	100.00000
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.50495
Swiss Insurance Management (Hong Kong) Limited	HKG	Zurich Services (Hong Kong) Limited	0.49505
TDG Tele Dienste GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Tennyson Insurance Limited	GBR	Zurich Holdings (UK) Limited	100.00000
The Liverpool Reversionary Company Limited	GBR	Eagle Star Insurance Company Limited	100.00000
The Trust Company of Scotland Limited	GBR	Zurich Insurance plc	100.00000
The Zurich Services Corporation	IL	Zurich Holding Company of America, Inc.	100.00000
TopReport Schadenbesichtigungs GmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	14.28571
Travel Ace Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	1.00000
Travel Ace Chile S.A.	CHL	Zürich Versicherungs-Gesellschaft AG	99.00000
Travel Ace Internacional de Servicios S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Travel Assist Pty Limited	AUS	ASTIS Holdings Limited	100.00000
Travel Insurance Partners Pty Ltd	AUS	Travel Assist Pty Limited	100.00000
Travelex Insurance Services Limited	DE	Cover-More Holdings USA Inc.	100.00000
Truck Underwriters Association	CA	Farmers Group, Inc.	100.00000
Turegum Immobilien AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
UA Assistance S.A. de C.V.	MEX	Travel Ace Internacional de Servicios S.A.	0.00000
UA Assistance S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Assistance Assistencia Ao Viajante Ltda	BRA	Perunsel S.A.	0.00000
Universal Assistance Chile S.A.	CHL	Travel Ace Internacional de Servicios S.A.	0.02000
Universal Assistance Chile S.A.	CHL	Travel Ace Chile S.A.	99.98000
Universal Assistance S.A.	ARG	World Wide Assistance S.A.	92.71000
Universal Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	7.29000
Universal Assistance S.A.	URY	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Travel Assistance S.A.S.	COL	Zürich Versicherungs-Gesellschaft AG	100.00000
Universal Underwriters Insurance Company	IL	Zurich American Insurance Company	100.00000
Universal Underwriters of Texas Insurance Company	IL	Universal Underwriters Insurance Company	100.00000
Universal Underwriters Service Corporation	MO	Zurich Holding Company of America, Inc.	100.00000
Unviversal Assistance Inc.	FL	Universal Assistance S.A.	0.00000
Vehicle Dealer Solutions, Inc.	FL	Zurich Holding Company of America, Inc.	100.00000
Winchester Land, LLC	FL	R3 FL Holdings, LLC	100.00000
Winn-Dixie MGP Manager, Inc.	DE	Zurich Structured Finance, Inc.	100.00000
Wohnen H3B Humboldthafen GmbH&Co.KG	DEU	REX-ZDHL S.C.S. SICAV-SIF	94.90000
World Travel Protection Canada Inc.	CAN	Zurich Canadian Holdings Limited	100.00000
World Wide Assistance S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Wrightway Underwriting Limited	IRL	Ballykilliane Holdings Limited	100.00000
Z flex Gesellschaft fur Personaldienstleistungen mbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
ZCM (U.S.) Limited	DE	Zurich Finance Company Ltd	100.00000
ZCM Asset Holding Company (Bermuda) Limited	BMU	Zurich Finance Company Ltd	100.00000

ZCM Matched Funding Corp.	CYM	Zurich Capital Markets Inc.	100.00000
ZFUS Services, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZGEE3 Limited	GBR	Zurich Insurance Company (U.K.) Limited	100.00000
ZNA Services, LLC	DE	ZFUS Services, LLC	100.00000
ZPC Capital Limited	GBR	Zurich Holdings (UK) Limited	100.00000
ZSF / Collierville, LLC	DE	Collierville Center, LP	100.00000
ZSF / Office KY, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NV, LLC	DE	Euclid Office LP	100.00000
ZSF / Office NY, LLC	DE	Euclid Office LP	100.00000
ZSF 99-4, Inc.	IL	CTH Affordable Housing Corporation	100.00000
ZSF KY Annex, LLC	DE	Euclid KY Annex, LP	100.00000
ZSF Newport I Corporation	IL	CTH Affordable Housing Corporation	100.00000
ZSF/Bloomington, LLC	DE	Bloomington Office LP	100.00000
ZSF/C1 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C1 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C1 MGP, LLC	DE	ZSF/C1 MGP Manager, Inc	1.00000
ZSF/C2 MGP Manager, Inc	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/C2 MGP, LLC	DE	Zurich Structured Finance, Inc.	99.00000
ZSF/C2 MGP, LLC	DE	ZSF/CF2 MGP Manager, Inc.	1.00000
ZSF/Dallas Tower, LLC	DE	Dallas Tower LP	100.00000
ZSF/Kansas, LLC	DE	Kansas City Office LP	100.00000
ZSF/Land Parcels LLC	DE	Zurich Structured Finance, Inc.	100.00000
ZSF/Research Gateway, LLC	DE	Raleigh/Durham Offices, L.P.	100.00000
ZSF/WD Fitzgerald, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Hammond, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Jacksonville, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Montgomery 31, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Opa Locka, LLC	DE	Euclid Warehouses LP	100.00000
ZSF/WD Orlando, LLC	DE	Euclid Warehouses LP	100.00000
ZSFH LLC	DE	Zurich Holding Company of America, Inc.	100.00000
ZSG Kfz-ZulassungsservicegesmbH	AUT	Zurich Versicherungs-Aktiengesellschaft	33.33333
ZSL Financing Limited	GBR	Zurich Holdings (UK) Limited	1.00000
ZSL Financing Limited	GBR	Zurich Specialties London Limited	99.00000
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Finanz-Gesellschaft AG	0.00002
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Investments Life S.p.A.	0.00002
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Lebensversicherungs-Gesellschaft AG	99.99990
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Versicherungs-Gesellschaft AG	0.00002
Zurich - Companhia de Seguros Vida S.A.	PRT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.00002
Zurich (Scotland) Limited Partnership	GBR	Zurich General Partner (Scotland) Ltd	100.00000
Zurich Administradora General de Fondos S.A.	CHL	Chilena Consolidada Seguros de Vida S.A.	99.97013
Zurich Administradora General de Fondos S.A.	CHL	Inversiones Suizo Chilena S.A.	0.02987
Zurich Advice Network Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Compania de Sefuros, S.A.	0.00200
Zurich AFIN Mexico, S.A. DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	99.99800
Zurich Agency Services Inc.	MA	Zurich Holding Company of America, Inc.	100.00000
Zurich Alternative Asset Management, LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.01000
Zurich America Latina Serviços Brasil Ltda.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99000
Zurich American Corporation	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company	NY	Zurich Holding Company of America, Inc.	100.00000
Zurich American Insurance Company of Illinois	IL	American Zurich Insurance Company	100.00000
Zurich American Life Insurance Company	IL	Zurich American Corporation	100.00000
Zurich American Life Insurance Company of New York	NY	Zurich American Life Insurance Company.	100.00000
Zurich Argentina Cia. de Seguros S.A.	ARG	Inversiones Suizo-Argentina S.A.	55.46140
Zurich Argentina Cia. de Seguros S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	44.53611
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Argentina Cia. de Seguros S.A.	46.64193
Zurich Argentina Companía de Seguros de Retiro S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	53.35807
Zurich Argentina Reaseguros S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Aseguradora Argentina S.A.	ARG	Zürich Versicherungs-Gesellschaft AG	99.90000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Aseguradora Mexicana, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.00000
Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Inversiones Suizo-Argentina S.A.	89.99990

Zurich Asset Management Gerente de Fondos Comunes de Inversi	ARG	Isis S.A.	10.00010
Zurich Assurance Ltd	GBR	Eagle Star Holdings Limited	100.00000
Zurich Australia Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australia Limited	40.00000
Zurich Australian Insurance Properties Pty Limited	AUS	Zurich Australian Insurance Limited	60.00000
Zurich Australian Property Holdings Pty Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Australian Superannuation Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Bank International Limited	GBR	Dunbar Assets Ireland	100.00000
Zurich Benefit Finance LLC	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich IT Service AG Niederlassung fur Deutschland	82.61672
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DEU	Zurich Leben Service AG Niederlassung fur Deutschland	17.38328
Zurich Brasil Capitalizacao S.A	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Brasil Companhia de Seguros	BRA	Zurich Minas Brasil Seguros S.A.	100.00000
Zurich Building Control Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Canadian Holdings Limited	CAN	Zurich Insurance Company Ltd, Canadian Branch	68.81942
Zurich Canadian Holdings Limited	CAN	Zurich Versicherungs-Gesellschaft AG	31.18058
Zurich Capital Markets Inc.	DE	ZCM (U.S.) Limited	100.00000
Zurich Capital Markets Securities Inc.	DE	Zurich Capital Markets Inc.	100.00000
Zurich Colombia Seguros S.A.	COL	Zurich Versicherungs-Gesellschaft AG	94.90000
Zurich Colombia Seguros S.A.	COL	Zurich Lebensversicherungs-Gesellschaft AG	5.10000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Limited	50.00000
Zurich Community Trust (UK) Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	50.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	5.00000
Zurich Compania de Reaseguros Argentina S.A.	ARG	Inversiones Suizo-Argentina S.A.	95.00000
Zurich Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	99.88280
Zurich Computer Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Consultoria de Riesgos, C.A.	VEN	Zurich Seguros, S.A.	99.99000
Zurich Corredora de Bolsa S.A.	CHL	Inversiones Suizo Chilena S.A.	99.00030
Zurich Corredora de Bolsa S.A.	CHL	Zurich Investments Chile S.A.	0.99970
Zurich Customer Active Management, d.o.o.	SVN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich CZI Management Holding Ltd.	DE	Zurich Global Investment Management Inc.	100.00000
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Deutscher Herold Aktiengesellschaft	67.54030
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.45970
Zurich E&S Insurance Brokerage, Inc.	CA	Zurich American Insurance Company	100.00000
Zurich Employment Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Engineering Inspection Services Ireland Limited	IRL	Zurich Insurance plc	100.00000
Zurich Eurolife S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	90.00000
Zurich Eurolife S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	10.00000
Zurich F&I Reinsurance T&C Limited	TCA	Zurich Agency Services Inc.	0.00050
Zurich F&I Reinsurance T&C Limited	TCA	Universal Underwriters Service Corporation	99.99950
Zurich Fianzas Mexico, S.A.DE C.V.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Australia) Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Bermuda) Ltd.	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Finance (Luxembourg) S.A.	LUX	Zurich Lebensversicherungs-Gesellschaft AG	0.08065
Zurich Finance (Luxembourg) S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.91935
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Limited	99.99800
Zurich Finance (UK) plc	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00200
Zurich Finance Company Ltd	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Financial Services (Isle of Man) Group Services Limit	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Holdings Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (Isle of Man) Insurance Manager Lt	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services (UKISA) Group Services Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services (UKISA) Limited	GBR	Allied Zurich Holdings Limited	90.31559
Zurich Financial Services (UKISA) Limited	GBR	Zurich Insurance plc	9.68441
Zurich Financial Services (UKISA) Nominees Limited	GBR	Zurich Financial Services (UKISA) Limited	100.00000
Zurich Financial Services Australia Limited	AUS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Ins Group	0.08333
Zurich Financial Services EUB Holdings Limited	IRL	Zurich Insurance Group Ltd.	99.91667

Zurich Financial Services UK Pension Trustee Limited	GBR	Zurich Financial Services (UKISA) Limited	99.00000
Zurich Finanz-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Company (China) Limited	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich General Insurance Malaysia Berhad	MYS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich General Partner (Scotland) Ltd	GBR	Allied Zurich Holdings Limited	100.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Vida, Compañía de Seguros, S.A.	95.00000
Zurich GL Servicios Mexico, S.A. de C.V.	MEX	Zurich Companía de Seguros, S.A.	5.00000
Zurich Global Corporate UK Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Global Investment Management Inc.	DE	Zurich Holding Company of America, Inc.	100.00000
Zurich Global, Ltd.	BMU	Zurich Holding Company of America, Inc.	100.00000
Zurich Group Pension Services (UK) Ltd	GBR	Zurich Assurance Ltd	100.00000
Zurich GSG Limited	GBR	Zurich GSH Limited	100.00000
Zurich GSH Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Holding Company of America, Inc.	DE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holding Ireland Limited	IRL	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Holdings (UK) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AUT	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Independent Wealth Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Insurance Company (U.K.) Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Escritorio de Representacao no Bras	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Beijing Representative Office	CHN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Company Ltd., Representative Office Buenos Aires	ARG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Group Ltd.	CHE	Board of Directors
Zurich Insurance Holdings (Hong Kong) Limited	HKG	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance Malaysia Berhad	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Insurance plc	IRL	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07428
Zurich Insurance plc	IRL	Zurich Holding Ireland Limited	70.40509
Zurich Insurance plc	IRL	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52063
Zurich Insurance plc, Representative Office Buenos Aires	ARG	Zurich Insurance plc	100.00000
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Limited	99.99995
Zurich Intermediary Group Limited	GBR	Zurich Financial Services (UKISA) Nominees Limited	0.00005
Zurich Internacional de Venezuela, C.A. de Corretaje de Reas	VEN	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International (UK) Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich International Life Limited	GBR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich International Pensions Administration Limited	IMN	Zurich International Life Limited	100.00000
Zurich International Services (Luxembourg) S.A.	LUX	Zurich Eurolife S.A.	0.04000
Zurich International Services (Luxembourg) S.A.	LUX	Zurich Versicherungs-Gesellschaft AG	99.96000
Zurich Invest AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Invest ICAV	IRL	Zürich Versicherungs-Gesellschaft AG	50.00000
Zurich Invest ICAV	IRL	Zurich Invest AG	50.00000
Zurich Investment Management AG	CHE	Farmers Group, Inc.	80.00000
Zurich Investment Management AG	CHE	Zurich Versicherungs-Gesellschaft AG	20.00000
Zurich Investment Management Limited	AUS	Zurich Australia Limited	100.00000
Zurich Investment Services (UK) Limited	GBR	Allied Zurich Holdings Limited	100.00000
Zurich Investment Services Limited	BMU	Zurich Finance Company Ltd	100.00000
Zurich Investments Life S.p.A.	ITA	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00000
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	0.00200
Zurich JVCompany Servicios Mexico, S.A. DE C.V.	MEX	Zurich Santander Seguros Mexico, S.A.	99.99800
Zurich Kunden Center GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Latin America Corporation	FL	Zurich Holding Company of America, Inc.	100.00000
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Latin American Services S.A.	ARG	Inversiones Suizo-Argentina S.A.	6.32000
Zurich Latin American Services S.A.	ARG	Zurich Versicherungs-Gesellschaft AG	93.68000
Zurich Lebensversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Leisure Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Life Assurance plc	IRL	Zurich Holding Ireland Limited	100.00000
Zurich Life Insurance (Hong Kong) Limited	HKG	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Life Insurance (Singapore) Pte Ltd	SGP	Zurich Versicherungs-Gesellschaft AG	100.00000

Zurich Life Insurance Company Ltd., Representative office Buenos Aires	ARG	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Management (Bermuda) Ltd	BMU	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Management Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Minas Brasil Seguros S.A,	BRA	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Insurance plc	50.00000
Zurich Pension Trustees Ireland Limited	IRL	Zurich Trustee Services Limited	50.00000
Zurich Pension Trustees Limited	GBR	Zurich Assurance Ltd	100.00000
Zurich Pensions Management Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Pensionskassen-Beratung AG	CHE	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Professional Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Project Finance (UK) Limited	GBR	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Properties Pty Limited	AUS	Zurich Australia Limited	40.00056
Zurich Properties Pty Limited	AUS	Zurich Australian Insurance Limited	59.99944
Zurich Property Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Realty, Inc.	MD	Zurich Holding Company of America, Inc.	100.00000
Zurich Rechtsschutz-Schadenservice GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Gesellschaft AG	99.90000
Zurich Reliable Insurance Limited	RUS	Zurich Versicherungs-Aktiengesellschaft	0.10000
Zurich Resseguradora Brasil S.A.	BRA	Zurich Versicherungs-Gesellschaft AG	99.99999.
Zurich Resseguradora Brasil S.A.	BRA	Zurich Lebensversicherungs-Gesellschaft AG	0.00001
Zurich Risk Consulting RU	RUS	Zurich Reliable Insurance	100.00000
Zurich Risk Management Services (India) Private Limited	IND	Zürich Rückversicherungs-Gesellschaft AG	1.00000
Zurich Risk Management Services (India) Private Limited	IND	Zurich Versicherungs-Gesellschaft AG	99.00000
Zurich Risk Services Asia Pacific Sdn Bhd	MYS	Zurich Management Services Limited	100.00000
Zurich Roadside Assistance Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Ruckversicherungs-Gesellschaft AG	CHE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Sacramento, Inc.	CA	JFS/ZSF 1998, L.P.	100.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	99.00000
Zurich Santander Brasil Odonto LTDA.	BRA	Zurich Santander Brasil Seguros S.A.	1.00000
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Latin America Holding S.L. - Sociedad Unipersonal	0.22007
Zurich Santander Brasil Seguros e Previdência S.A.	BRA	Zurich Santander Holding (Spain), S.L.	99.56848
Zurich Santander Brasil Seguros S.A.	BRA	Zurich Santander Brasil Seguros e Previdência S.A.	100.00000
Zurich Santander Holding (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Holding Dos (Spain), S.L.	ESP	Zurich Santander Insurance America, S.L.	100.00000
Zurich Santander Insurance America, S.L.	ESP	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00000
Zurich Santander Seguros Argentina S.A.	ARG	Zurich Santander Insurance America, S.L.	96.00000
Zurich Santander Seguros Argentina S.A.	ARG	Inversiones ZS America SpA	4.00000
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.78173
Zurich Santander Seguros de Vida Chile S.A.	CHL	Inversiones ZS America SpA	0.21827
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America Dos Limitada	99.50540
Zurich Santander Seguros Generales Chile S.A.	CHL	Inversiones ZS America SpA	0.49460
Zurich Santander Seguros Mexico, S.A.	MEX	Inversiones ZS America SpA	0.00053
Zurich Santander Seguros Mexico, S.A.	MEX	Zurich Santander Insurance America, S.L.	99.99947
Zurich Seguros Ecuador, S.A.	ECU	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Seguros, S.A.	VEN	Cursud N.V.	69.21000
Zurich Seguros, S.A.	VEN	Inversora Alpina Financiadora de Primas, C.A.	0.00000
Zurich Seguros, S.A.	VEN	Zurich Consultoria de Riesgos, C.A.	0.00000
Zurich Service GmbH	DEU	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00000
Zurich Service GmbH	DEU	Zurich Versicherungs-Aktiengesellschaft	100.00000
Zurich Services (Australia) Pty Limited	AUS	Zurich Financial Services Australia Limited	100.00000
Zurich Services (Hong Kong) Limited	HKG	Swiss Insurance Management (Hong Kong) Limited	0.00286
Zurich Services (Hong Kong) Limited	HKG	Zurich Insurance Holdings (Hong Kong) Limited	99.99714
Zurich Services A.I.E.	ESP	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00008
Zurich Services A.I.E.	ESP	Bansabadell Pensiones, E.G.F.P, S.A.	0.00008
Zurich Services A.I.E.	ESP	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.00008
Zurich Services A.I.E.	ESP	Bansabadell Vida S.A. de Seguros y Reaseguros	0.00008
Zurich Services A.I.E.	ESP	Zurich Insurance plc, Sucursal en Espana	97.18393
Zurich Services A.I.E.	ESP	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.81550
Zurich Services Company (Pty) Ltd	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Services US. LLC	DE	Farmers Group, Inc.	50.00000

Zurich Services US. LLC	DE	Zurich Holding Company of America, Inc.	50.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich Vida, Compania de Seguros, S.A.	90.00000
Zurich Servicios de Mexico, S.A. de. C.V.	MEX	Zurich, Compania de Seguros, S.A.	10.00000
ZURICH SERVICIOS DIRECTO ESPAÑA, S.L.	ESP	Zurich Insurance Mobile Solutions AG	100.00000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Versicherungs-Gesellschaft AG	99.98000
Zurich Servicios y Soporte México, S.A. de C.V.	MEX	Zürich Lebensversicherungs-Gesellschaft AG	0.02000
Zurich Shared Services S.A.	CHL	Inversiones Suizo Chilena S.A.	99.98667
Zurich Shared Services S.A.	CHL	Zurich Investments Chile S.A.	0.01333
Zurich Sigorta A.S.	TUR	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Small Amount and Short Term Insurance Ltd	JPN	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich South America Invest AB	SWE	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Specialties London Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Structured Finance, Inc.	DE	Zurich Finance Company Ltd	100.00000
Zurich Takaful Malaysia Berhad (ZTMB)	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CHN	Zurich Insurance Holdings (Hong Kong) Limited	100.00000
Zurich Technology Malaysia Sdn Bhd	MYS	Zurich Technology Services Malaysia Sdn Bhd	100.00000
Zurich Technology Services Malaysia Sdn Bhd	MYS	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Training and Development Services Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Transitional Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Travel Solutions Pty Limited	AUS	Zürich Versicherungs-Gesellschaft AG	100.00000
Zurich Treasury Services Limited	IRL	Zurich Financial Services EUB Holdings Limited	100.00000
Zurich Trustee Company (UK) Limited	GBR	Allied Dunbar Assurance plc	100.00000
Zurich Trustee Services Limited	IRL	Zurich Life Assurance plc	100.00000
Zurich UK General Employee Services Limited	GBR	Zurich UK General Services Limited	100.00000
Zurich UK General Services Limited	GBR	Zurich Holdings (UK) Limited	100.00000
Zurich Versicherungs-Aktiengesellschaft	AUT	Zurich Versicherungs-Gesellschaft AG	99.98125
Zurich Versicherungs-Gesellschaft AG	CHE	Zurich Insurance Group Ltd.	100.00000
Zurich Vida e Previdencia S.A.	BRA	Zurich Minas Brasil Seguros S.A,	100.00000
Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ESP	Zurich Lebensversicherungs-Gesellschaft AG	100.00000
Zurich Vida, Companía de Seguros, S.A.	MEX	Zurich Versicherungs-Gesellschaft AG	100.00000
Zurich Warranty Solutions, Inc.	IL	American Zurich Insurance Company	100.00000
Zurich Whiteley Investment Trust Limited	GBR	Zurich Insurance plc	100.00000
Zurich Whiteley Trust Limited	GBR	Zurich Whiteley Investment Trust Limited	100.00000

Note 1: Zurich Insurance Plc operates branches in the following countries: Italy (AA-1364106), Portugal (AA-1820001), Spain (AA-1840150), and United Kingdom (AA-1780059).

Note 2: Zurich Versicherungs-Aktiengesellschaft operates a branch in Germany (AA-1340017)

Note 3: Zurich Versicherungs-Gesellschaft AG also known as Zurich Insurance Company, Ltd operates branches in the following countries: Bermuda (AA-3190825), Canada (AA-1560999), Hong Kong (AA-5324112), Ireland (AA-1780042), Japan (AA-1584115), and Singapore (AA-5760036). It also operates a management entity Alpina International (AA-1460010) in Switzerland.

Note 4: An affiliate entity is the attorney-in-fact of Farmers Insurance Exchange, Fire Insurance Exchange and Truck Insurance Exchange (collectively “Exchanges”). The reporting entity’s relationship to the Exchanges, their subsidiaries, and the affiliates that they manage is classified as OTHER.

Organizations Affiliated with Farmers Insurance Group

Company	Domicile	Ownership	%
11930 Narcoossee Road, LLC	DE	Mid-Century Insurance Company	100.00000
145 Great Road LLC	DE	Mid Century Insurance Company	100.00000
17885 Von Karman, LLC	CA	Farmers Insurance Exchange	100.00000
201 Railroad Ave, LLC	DE	Farmers Insurance Exchange	100.00000
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00000
21st Century Assurance Company	DE	Mid-Century Insurance Company	100.00000
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00000
21st Century Casualty Company	CA	21st Century Insurance Group	100.00000
21st Century Centennial Insurance Company	PA	Mid-Century Insurance Company	100.00000
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00000
21st Century Insurance and Financial Services, Inc.	DE	Mid-Century Insurance Company	100.00000
21st Century Insurance Company	CA	21st Century Insurance Group	100.00000
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00000
21st Century Insurance Group	DE	Mid-Century Insurance Company	100.00000
21st Century North America Insurance Company	NY	Mid-Century Insurance Company	100.00000
21st Century Pacific Insurance Company	CO	Mid-Century Insurance Company	100.00000
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00000
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00000
21st Century Superior Insurance Company	CA	21st Century North America Insurance Company	100.00000
2501 East Valley Road, LLC	DE	Fire Insurance Exchange	100.00000
2720 Fourh Ave. LLC	DE	Farmers Insurance Exchange	100.00000
384 Santa Trinita Ave LLC	DE	Fire Insurance Exchange	100.00000
3900 Indian Avenue LLC	DE	Farmers Insurance Exchange	100.00000
460 Gibraltar Drive LLC	DE	Truck Insurance Exchange	100.00000
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00000
5401 Wiles Road LLC	FL	Mid-Century Insurance Company	100.00000
600 Riverside Parkway LLC	DE	Farmers Insurance Exchange	100.00000
6671-6675 North Macarthur Blvd, LLC	DE	Mid-Century Insurance Company	100.00000
922 W. Washington Blvd, LLC	IL	Farmers Insurance Exchange	100.00000
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00000
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00000
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75000
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75000
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50000
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00000
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00000
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00000
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00000
BWIS of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00000
Civic Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Civic Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00000
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00000
Coast National Insurance Company	CA	Coast National Holding Company	100.00000
Exact Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Exact Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00000
Farmers Insurance Company of Arizona	AZ	Farmers Insurance Exchange	70.00000
Farmers Insurance Company of Arizona	AZ	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Arizona	AZ	Fire Insurance Exchange	10.00000
Farmers Insurance Company of Idaho	ID	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Idaho	ID	Fire Insurance Exchange	6.70000
Farmers Insurance Company of Idaho	ID	Truck Insurance Exchange	13.30000
Farmers Insurance Company of Oregon	OR	Farmers Insurance Exchange	80.00000
Farmers Insurance Company of Oregon	OR	Truck Insurance Exchange	20.00000
Farmers Insurance Company of Washington	WA	Fire Insurance Exchange	80.00000
Farmers Insurance Company of Washington	WA	Truck Insurance Exchange	20.00000
Farmers Insurance Company, Inc.	KS	Farmers Insurance Exchange	90.00000

Farmers Insurance Company, Inc.	KS	Fire Insurance Exchange	10.00000
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Mid-Century Insurance Company	100.00000
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00000
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Company	100.00000
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00000
Farmers Specialty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan (see note 1)	100.00000
Farmers Texas County Mutual Insurance Company	TX	See Note 2
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, Michigan	100.00000
FFS Holding, LLC	NV	Mid-Century Insurance Company	100.00000
Fire Insurance Exchange	CA	See Note 3
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00000
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00000
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property & Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00000
GP, LLC	DE	Bristol West Holdings, Inc.	100.00000
Hawaii Insurance Consultants, Ltd.	HI	Mid-Century Insurance Company	100.00000
Illinois Farmers Insurance Company	IL	Farmers Insurance Exchange	100.00000
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90000
Insurance Data Systems, G.P.	FL	GP, LLC	0.10000
Kraft Lake Insurance Agency, Inc.	MI	FCOA, LLC	100.00000
Mid-Century Insurance Company	CA	Farmers Insurance Exchange	80.00000
Mid-Century Insurance Company	CA	Fire Insurance Exchange	10.00000
Mid-Century Insurance Company	CA	Truck Insurance Exchange	10.00000
Mid-Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00000
Neighborhood Spirit Property and Casualty Company	CA	Fire Insurance Exchange	80.00000
Neighborhood Spirit Property and Casualty Company	CA	Truck Insurance Exchange	20.00000
Security National Insurance Company	FL	Bristol West Holdings, Inc.	100.00000
Texas Farmers Insurance Company	TX	Farmers Insurance Exchange	86.28000
Texas Farmers Insurance Company	TX	Mid Century Insurance Company	13.72000
Truck Insurance Exchange	CA	See Note 6
Western Star Insurance Services, Inc.	TX	FCOA, LLC	100.00000

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: FX Insurance Agency, LLC provides services to Farmers Group, Inc, pursuant to a service agreement among its parent, ZFUS Services, LLC, and Farmers Group, Inc, Truck Underwriters Association and Fire Underwriters Association.

Note 3: Farmers Group Inc, as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 4: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 5: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 6: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Zurich Insurance Group Ltd conducts its primary insurance operations in the United States through two holding companies, each operating INDEPENDENTLY with its own staff:

Zurich Holding Company of America, Inc., an entity organized under the laws of the State of Delaware

Farmers Group, Inc., an entity organized under the laws of the State of Nevada

Country Code Key (Standard USPS Codes are used for U.S. States)

ANO	Netherlands Antilles	DEU	Germany	PRT	Portugal
ARG	Argentina	ESP	Spain	RUS	Russian Federation
AUT	Austria	FRA	France	SGP	Singapore
AUS	Australia	GBR	United Kingdom	SWE	Sweden
BHR	Bahrain	HKG	Hong Kong	SWZ	Swaziland
BMU	Bermuda	IDN	Indonesia	TCA	Turks & Caicos
BOL	Bolivia	IRL	Ireland	THA	Thailand
BRA	Brazil	IND	India	TUR	Turkey
BHS	Bahamas	ITA	Italy	TWN	Taiwan
CAN	Canada	JPN	Japan	URY	Uruguay
CHE	Switzerland	LBN	Lebanon	VEN	Venezuela
CHL	Chile	LUX	Luxembourg	VGB	Virgin Islands
CHN	China	MLT	Malta	ZAF	South Africa
COL	Colombia	MEX	Mexico
CYM	Cayman Islands	MYS	Malaysia

Item 29.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended May 27, 2015)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58. Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is the principal underwriter for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Address	Positions and Officers with FFS
Julio Da Silva[1]	Director
Dale A. Marlin[2]	Director
Ottie J. Wallace[3]	Director
John C. Mueting[4]	President
Steven K. Klein[4]	Vice President and Chief Compliance Officer
Joshua Borkin[4]	Treasurer and Chief Financial Officer
Sonia Ahuja[4]	Chief Operating Officer
Doren E. Hohl[5]	Secretary
Margaret S. Giles[5]	Assistant Secretary
J. Nicole Pryor[5]	Assistant Secretary
Parul Sehgal[5]	Assistant Secretary
James DeNicholas[5]	Assistant Treasurer
Anthony J. Morris[5]	Assistant Treasurer

1.	The principal business address is 26 Penstemon, Littleton, CO 80127.
2.	The principal business address is 2336 Margaux Valley Way, Colorado Springs, CO 80921.
3.	The principal business address is 9290 E. Hwy 140, Planada, CA 95365.

4. The principal business address is 31051 Agoura Road, Westlake Village, CA 91361

5. The principal business address is 6301 Owensmouth Ave., Woodland Hills, CA 91367

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
FFS	N/A	N/A	$11,992,038	$2,577,644

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3120 139th Ave, Suite 300, Bellevue, WA 98005, at 2500 Farmers Way, Columbus, OH 43235, and at Infosys McCamish Systems, LLC, Insurance Administrators, 3225 Cumberland Center IV, Suite 700, Atlanta, GA 30339.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 23 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bellevue, and the State of Washington, on the 30th day of April, 2019.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A (Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Diane Davis
	Garrett B. Paddor		Diane Davis
	General Counsel and Corporate Secretary Farmers New World Life Insurance Company		President and Chief Executive Officer Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Diane Davis
	Garrett B. Paddor		Diane Davis
	General Counsel and Corporate Secretary Farmers New World Life Insurance Company		President and Chief Executive Officer Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

*	Director and Chairman of the Board
Jeffrey Dailey

/s/ Diane Davis	Director, President and Chief Executive Officer
Diane Davis

*	Director
David Travers

*	Director and Assistant Treasurer
Scott Lindquist

*	Director
Annette Thompson

*	Director
Warren Tucker

/s/ Diane Davis	* On April 30, 2019, as Attorney-In-Fact pursuant to Powers of Attorney filed herewith or by previous amendment.
* by Diane Davis

EXHIBIT INDEX

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)	Consent of PricewaterhouseCoopers LLP